UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2020 SEMI-ANNUAL REPORT

June 30, 2020

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2020

Additional Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic continues to have an overwhelming effect on the world’s population, economies and markets. During this reporting period, news reports related to the virus dominated headlines:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 0.25%, and announced quantitative easing would be unlimited.

▶  Also in March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶

On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May. However, by the end of June, the average crude oil spot price – which calculates an equally weighted price for West Texas Intermediate, Brent and Dubai crude oils – was $39.46 per barrel.

▶

Although equity markets around the world have rebounded since the lows experienced earlier this year, uncertainty and volatility remain while economies continue to feel the effects of the pandemic. In the U.S., initial estimates indicated gross domestic product fell 9.5% for the second quarter – an annualized decline of 32.9% – making it the sharpest economic contraction in modern history.

▶

As of June 30, the virus had infected more than 10 million individuals around the world, resulting in more than 503,000 deaths. The U.S. alone accounted for more than 2.5 million confirmed cases and more than 126,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

President’s Message

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 2.78% for the six months ended June 30, 2020.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (8/19/2014)
R5** Class (1,5)	AHLIX	2.94%	2.04%	3.90%	2.21%	3.83%
Y Class (1,5)	AHLYX	2.85%	1.94%	3.83%	2.11%	3.73%
Investor Class (1,5)	AHLPX	2.78%	1.70%	3.56%	1.81%	3.44%
A Class without Sales Charge (1,2,5)	AHLAX	2.78%	1.67%	3.50%	1.77%	3.41%
A Class with Sales Charge (1,2,5)	AHLAX	(3.09)%	(4.20)%	1.47%	0.57%	2.37%
C Class without Sales Charge (1,3,5)	AHLCX	2.34%	0.85%	2.73%	1.02%	2.64%
C Class with Sales Charge (1,3,5)	AHLCX	1.34%	(0.15)%	2.73%	1.02%	2.64%

ICE BofA 3-Month Treasury Bill Index (4)		0.60%	1.64%	1.77%	1.19%	1.02%

*	Not Annualized

**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.60%, 1.64%, 1.94%, 1.94%, and 2.69%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, Commodities was the best performing sector. Short positions in Natural Gas (+1.3%) and WTI Crude Oil (+0.8%) were the top markets within the sector.

Fixed Income was the second-best performing sector for the period. Long positions both the U.S. Treasury 10-year (+0.7%) and Eurodollar (+0.6%) interest rate contract generated the largest gains. Currencies also produced positive returns for the period. The best performers were a short position in the Brazilian real versus U.S. dollar (+1.7%) and a short position in the Australian dollar versus U.S. dollar (+1.4%).

Equities were the sole sector to realize losses over the period. The largest detractor was a short position in the Korean Kospi Index (-0.8%). Detracting second most was a short position in the S&P 500 Index (-0.7%).

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2020 (Unaudited)

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Gold	Long	6.87
Natural Gas	Short	6.11
Crude Oil	Short	4.58
Silver	Long	4.20
RBOB Gasoline	Short	1.91

Currencies		% of VaR	*
AUD/USD	Long	5.73
JPY/USD	Long	4.20
EUR/USD	Long	3.05
BRL/USD	Short	2.67
CAD/USD	Short	1.15

Equities		% of VaR	*
NASDAQ 100 Index	Long	4.20
Australian SPI 200 Index	Short	1.53
FTSE 100	Short	1.53
Hang Seng Index	Short	1.15
Russell 2000 Index	Short	1.15

Fixed Income		% of VaR	*
US Treasuries	Long	7.63
Euro-BUND	Long	3.44
Australian Bonds	Long	2.67
Eurodollar	Long	2.67
Euribor	Long	2.29

Asset Class Exposure		% of VaR	*
Commodities		35.88
Fixed Income		24.81
Currencies		21.37
Equities		17.94

Top 10 Holdings
U.S. Treasuries	Long	7.63
Gold	Long	6.87
Natural Gas	Short	6.11
AUD/USD	Long	5.73
Crude Oil	Short	4.58
Silver	Long	4.20
JPY/USD	Long	4.20
NASDAQ 100 Index	Long	4.20
Euro-BUND	Long	3.44
EUR/USD	Long	3.05

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned -1.89% for the six months ended June 30, 2020.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	Since Inception (12/31/2018)
R5 Class (1,3)**	AHTIX	(1.73)%	4.06%	16.07%
Y Class (1,3)	AHTYX	(1.64)%	4.14%	16.07%
Investor Class (1,3)	AHTPX	(1.89)%	3.80%	15.75%
A Class without Sales Charge (1,2,3)	AHTAX	(1.90)%	3.80%	15.82%
A Class with Sales Charge (1,2,3)	AHTAX	(7.54)%	(2.16)%	11.33%
C Class without Sales Charge (1,2,3)	AHACX	(2.23)%	3.02%	15.17%
C Class with Sales Charge (1,2,3)	AHACX	(3.23)%	2.02%	15.17%

*	Not Annualized

**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/18 up to the 4/30/19 inception date of the A and C Classes and returns of the A and C Classes since 4/20/19. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/31/18.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A and C Class shares were 1.59%, 1.62%, 1.93%, 2.33%, and 2.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed- rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

Bonds performed strongest with all positions recording a gain over the period. The primary contributors in the asset class were US Treasuries which posted three of the best four performing markets. The U.S. Treasuries Long Bond and the U.K. 10 Year Gilts led the way. All other sectors were negative for the period.

On the detracting side, Equities proved most detrimental to the Fund’s performance. The FTSE 100 Index and S&P 500 Index were the biggest detractors. Credit produced negative returns across all markets with the U.S. High Yield CDX and European 5 Year Crossover iTraxx indices leading losses as spreads widened significantly in the February and March timeframe. Inflation assets also generated negative returns as the commodities index position suffered through significant price weakness in industrial metals and energy in the first quarter. Inflation linked bonds were positive across the board but not enough to offset the commodities’ performance.

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2020 (Unaudited)

With market volatility spiking in the first quarter all risk overlays were engaged with the volatility overlay being most active across all asset classes. Momentum also kicked in during the first quarter and into the second quarter particularly in Commodities, Equities and Credit. The global correlation overlay did engage briefly in the first quarter. During the second quarter with volatility steadily falling in most asset classes, the Fund gradually started adding to its exposure in all asset classes. The volatility overlay has broadly switched back to scaling positions using longer term volatility measurements resulting in minimal activity from the volatility switching overlay. Despite this, these longer-term volatility measurements were still higher compared to pre-Coronavirus levels therefore exposures are below their average levels over the life of the Fund. The momentum overlay fully unwound its exposure reductions across most asset classes except for commodities where it remained active at period end through a small reduction in exposure. Finally, the correlation overlay unwound its minimal exposure reduction.

Looking forward, the Fund’s sub-advisor will continue to implement its strategy of building a multi-asset portfolio and combining rigorous risk controls to provide a stable level of volatility while seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2020 (Unaudited)

Top Ten Holdings			% of VaR	*
U.S. Treasuries			12.01
BBG Commodity ex-Agriculturals Index			11.73
FTSE 100 Index			8.10
Gilts			6.98
S&P 500 Index			6.98
US High Yield CDX Index			5.31
French Bonds			5.03
Euro-BUND			4.75
NASDAQ 100 Index			3.63
Nikkei Index			3.35

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	96.00		0.56
Credits	38.50		0.20
Commodities	10.10		0.19
Stocks Indices	27.60		0.67
Fund-Level VaR			1.63

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

June 30, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2020 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$1,028.40	$7.77
Hypothetical***	$1,000.00	$1,017.21	$7.72
Y Class
Actual	$1,000.00	$1,028.50	$8.22
Hypothetical***	$1,000.00	$1,016.76	$8.17
Investor Class
Actual	$1,000.00	$1,026.80	$9.68
Hypothetical***	$1,000.00	$1,015.32	$9.62
A Class
Actual	$1,000.00	$1,026.80	$9.68
Hypothetical***	$1,000.00	$1,015.32	$9.62
C Class
Actual	$1,000.00	$1,023.40	$13.43
Hypothetical***	$1,000.00	$1,011.59	$13.35

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.63%, 1.92%, 1.92%, and 2.67% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$983.60	$5.13
Hypothetical***	$1,000.00	$1,019.69	$5.22
Y Class
Actual	$1,000.00	$982.70	$5.57
Hypothetical***	$1,000.00	$1,019.24	$5.67
Investor Class
Actual	$1,000.00	$981.10	$6.99
Hypothetical***	$1,000.00	$1,017.80	$7.12
A Class
Actual	$1,000.00	$981.00	$7.09
Hypothetical***	$1,000.00	$1,017.70	$7.22
C Class
Actual	$1,000.00	$977.70	$10.77
Hypothetical***	$1,000.00	$1,013.97	$10.97

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.13%, 1.42%, 1.44%, and 2.19% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 95.41%

Investment Companies - 3.61%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%A B C	40,658,226	$40,658,226

	Principal Amount

U.S. Treasury Obligations - 91.80%
U.S. Treasury Bills,
0.070%, Due 7/2/2020	$10,000,000	9,999,974
1.025%, Due 7/16/2020A	93,000,000	92,995,059
0.742%, Due 7/23/2020A	142,000,000	141,989,370
0.675%, Due 8/6/2020A	180,000,000	179,978,400
0.150%, Due 8/13/2020A	15,000,000	14,997,581
0.112%, Due 8/18/2020	65,000,000	64,988,084
0.543%, Due 8/27/2020	60,000,000	59,986,700
0.358%, Due 9/3/2020A	34,000,000	33,991,387
0.030%, Due 9/10/2020	75,000,000	74,980,031
0.003%, Due 9/24/2020A	55,000,000	54,981,170
0.117%, Due 10/1/2020	40,000,000	39,984,156
0.122%, Due 11/12/2020A	98,000,000	97,942,547
0.117%, Due 11/19/2020A	93,000,000	92,940,809
0.183%, Due 12/3/2020	20,000,000	19,986,653
0.183%, Due 12/10/2020	55,000,000	54,960,400

		1,034,702,321

Total Short-Term Investments (Cost $1,075,116,559)		1,075,360,547

TOTAL INVESTMENTS - 95.41% (Cost $1,075,116,559)		1,075,360,547
OTHER ASSETS, NET OF LIABILITIES - 4.59%		51,681,176

TOTAL NET ASSETS - 100.00%		$1,127,041,723

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B 7-day yield.

C The Fund is affiliated by having the same investment advisor.

D Fair valued pursuant to procedures approved by the Board of Trustees.

Long Futures Contracts Open on June 30, 2020:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Gold 100oz FuturesA	306	August 2020	$53,938,964	$55,095,301	$1,156,337
Henry Hub Natural Gas FuturesA D	32	October 2020	230,319	182,560	(47,759)
Henry Hub Natural Gas FuturesA D	32	November 2020	230,319	219,760	(10,559)
Henry Hub Natural Gas FuturesA D	32	December 2020	230,319	230,640	321
Henry Hub Natural Gas FuturesA D	32	January 2021	230,319	227,760	(2,559)
Henry Hub Natural Gas FuturesA D	32	February 2021	230,319	219,120	(11,199)
LME Copper FuturesA	10	July 2020	1,429,026	1,502,062	73,036
LME Copper FuturesA	66	August 2020	9,627,226	9,922,687	295,461
LME Lead FuturesA	20	July 2020	889,243	883,375	(5,868)
LME Primary Aluminum FuturesA	235	July 2020	9,155,660	9,363,281	207,621
LME Zinc FuturesA	35	July 2020	1,795,352	1,783,469	(11,883)
Silver FuturesA	175	September 2020	15,732,120	16,307,375	575,255

			$93,719,186	$95,937,390	$2,218,204

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency Futures	878	September 2020	$61,037,125	$60,582,000	$(455,125)
Euro Currency Futures	461	September 2020	65,273,934	64,848,294	(425,640)
Japanese Yen Currency Futures	635	September 2020	74,426,436	73,588,562	(837,874)
Mexican Peso Futures	480	September 2020	10,936,170	10,339,200	(596,970)
Swiss Franc Currency Futures	146	September 2020	19,164,082	19,308,500	144,418

			$230,837,747	$228,666,556	$(2,171,191)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index Futures	103	September 2020	$2,963,605	$2,985,205	$21,600
MSCI Taiwan Stock Index Futures	209	July 2020	9,021,164	9,043,430	22,266
NASDAQ 100 E-Mini Futures	131	September 2020	25,279,123	26,585,795	1,306,672
Nikkei 225 (SGX) Futures	8	September 2020	832,607	824,635	(7,972)
OMXS30 Index Futures	22	July 2020	396,144	393,397	(2,747)

			$38,492,643	$39,832,462	$1,339,819

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	1,311	September 2021	$369,997,904	$370,049,706	$51,802
3-Month Euro Euribor Futures	1,348	June 2022	380,358,543	380,436,727	78,184
3-Month Euro Euribor Futures	1,009	March 2023	284,573,024	284,663,907	90,883
90-Day Eurodollar Futures	1,212	September 2021	302,385,158	302,469,750	84,592
90-Day Eurodollar Futures	1,028	June 2022	256,390,485	256,486,000	95,515
90-Day Eurodollar Futures	879	March 2023	219,045,886	219,134,700	88,814
90-Day Sterling Futures	2,460	September 2021	380,662,792	380,813,860	151,068
90-Day Sterling Futures	2,979	June 2022	460,836,281	461,154,602	318,321
Australian 10-Year Bond Futures	473	September 2020	48,464,746	48,567,110	102,364
Australian 3-Year Bond Futures	1,565	September 2020	126,405,413	126,425,354	19,941
Euro-Bund Futures	452	September 2020	89,586,111	89,640,705	54,594
Long GILT Futures	348	September 2020	59,185,472	59,351,331	165,859
U.S. Long Bond Futures	139	September 2020	24,809,887	24,820,188	10,301
U.S. Treasury 10-Year Note Futures	755	September 2020	104,809,933	105,074,766	264,833
U.S. Treasury 2-Year Note Futures	314	September 2020	69,339,270	69,340,031	761
U.S. Treasury 5-Year Note Futures	1,025	September 2020	128,623,073	128,885,743	262,670
U.S. Ultra Bond Futures	52	September 2020	11,322,381	11,344,125	21,744

			$3,316,796,359	$3,318,658,605	$1,862,246

Short Futures Contracts Open on June 30, 2020:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	100	July 2020	$(4,214,849)	$(4,127,000)	$87,849
Cocoa FuturesA	83	September 2020	(1,863,562)	(1,814,379)	49,183
Coffee FuturesA	205	September 2020	(7,595,518)	(7,764,375)	(168,857)
Copper FuturesA	15	September 2020	(1,004,492)	(1,023,188)	(18,696)
Corn FuturesA	994	September 2020	(16,059,415)	(16,972,550)	(913,135)
Corn FuturesA	8	March 2021	(135,383)	(144,500)	(9,117)
Gasoline RBOB FuturesA	58	July 2020	(3,090,646)	(2,926,854)	163,792
Henry Hub Natural Gas FuturesA D	236	March 2021	(1,444,662)	(1,459,660)	(14,998)
Henry Hub Natural Gas FuturesA D	236	April 2021	(1,444,662)	(1,441,370)	3,292
Henry Hub Natural Gas FuturesA D	236	May 2021	(1,444,662)	(1,464,380)	(19,718)
Henry Hub Natural Gas FuturesA D	236	June 2021	(1,444,662)	(1,491,520)	(46,858)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Henry Hub Natural Gas FuturesA D	236	July 2021	$(1,444,662)	$(1,499,780)	$(55,118)
Henry Hub Natural Gas FuturesA D	236	August 2021	(1,444,662)	(1,492,700)	(48,038)
Henry Hub Natural Gas FuturesA D	236	September 2021	(1,444,662)	(1,503,910)	(59,248)
KC Hard Red Winter Wheat FuturesA	349	September 2020	(7,703,489)	(7,673,638)	29,851
LME Copper FuturesA	10	July 2020	(1,273,527)	(1,502,062)	(228,535)
LME Copper FuturesA	75	August 2020	(9,877,456)	(11,275,782)	(1,398,326)
LME Lead FuturesA	21	July 2020	(872,813)	(927,544)	(54,731)
LME Lead FuturesA	42	August 2020	(1,780,737)	(1,857,713)	(76,976)
LME Nickel FuturesA	25	August 2020	(1,840,106)	(1,917,225)	(77,119)
LME Nickel FuturesA	7	September 2020	(537,378)	(537,642)	(264)
LME Primary Aluminum FuturesA	542	July 2020	(20,207,659)	(21,595,312)	(1,387,653)
LME Primary Aluminum FuturesA	115	August 2020	(4,269,407)	(4,623,718)	(354,311)
LME Primary Aluminum FuturesA	9	September 2020	(353,317)	(363,600)	(10,283)
LME Zinc FuturesA	157	July 2020	(7,317,116)	(8,000,131)	(683,015)
LME Zinc FuturesA	23	August 2020	(1,116,011)	(1,174,150)	(58,139)
Low Sulphur Gasoil FuturesA	78	July 2020	(2,558,681)	(2,747,550)	(188,869)
Low Sulphur Gasoil FuturesA	7	August 2020	(245,367)	(248,675)	(3,308)
Natural Gas FuturesA	1,422	July 2020	(24,412,091)	(24,899,220)	(487,129)
NY Harbor ULSD FuturesA	60	July 2020	(3,080,886)	(2,989,980)	90,906
Soybean FuturesA	251	November 2020	(10,845,308)	(11,072,238)	(226,930)
Sugar #11 World FuturesA	475	September 2020	(6,448,981)	(6,362,720)	86,261
WTI Crude FuturesA	88	July 2020	(3,060,824)	(3,455,760)	(394,936)

			$(151,877,653)	$(158,350,826)	$(6,473,173)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	120	September 2020	$(9,224,445)	$(9,297,750)	$(73,305)
Canadian Dollar Currency Futures	354	September 2020	(26,252,701)	(26,061,480)	191,221
New Zealand Dollar Currency Futures	37	September 2020	(2,406,465)	(2,388,350)	18,115
U.S. Dollar Index Futures	99	September 2020	(9,566,962)	(9,637,551)	(70,589)

			$(47,450,573)	$(47,385,131)	$65,442

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CAC40 Index Futures	45	July 2020	$(2,492,967)	$(2,484,142)	$8,825
DAX Index Futures	4	September 2020	(1,391,980)	(1,384,770)	7,210
Euro Stoxx 50 Index Futures	74	September 2020	(2,630,058)	(2,679,569)	(49,511)
FTSE 100 Index Futures	103	September 2020	(7,883,483)	(7,845,892)	37,591
FTSE/MIB Index Futures	33	September 2020	(3,616,850)	(3,575,745)	41,105
Hang Seng China Enterprises Index Futures	93	July 2020	(5,889,776)	(5,788,427)	101,349
Hang Seng Index Futures	53	July 2020	(8,433,213)	(8,290,374)	142,839
KOSPI 200 Index Futures	30	September 2020	(1,809,421)	(1,750,841)	58,580
Mini MSCI EAFE Index Futures	28	September 2020	(2,457,382)	(2,489,760)	(32,378)
Mini MSCI Emerging Markets Index Futures	50	September 2020	(2,396,432)	(2,464,250)	(67,818)
Russell 2000 E-Mini Index Futures	49	September 2020	(3,387,041)	(3,522,120)	(135,079)
S&P 500 E-Mini Index Futures	10	September 2020	(1,506,140)	(1,545,100)	(38,960)
S&P/TSX 60 Index Futures	42	September 2020	(5,653,071)	(5,744,991)	(91,920)
SPI 200 Futures	90	September 2020	(9,069,824)	(9,148,658)	(78,834)
TOPIX Index Futures	22	September 2020	(3,243,914)	(3,175,457)	68,457

			$(61,861,552)	$(61,890,096)	$(28,544)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl Futures	83	September 2020	$(12,500,814)	$(12,586,948)	$(86,134)
Euro-Schatz Futures	1,049	September 2020	(132,083,032)	(132,162,714)	(79,682)
Japanese 10-Year Government Bond Futures	25	September 2020	(35,208,326)	(35,181,755)	26,571

			$(179,792,172)	$(179,931,417)	$(139,245)

Forward Foreign Currency Contracts Open on June 30, 2020:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	33,092	USD	33,146	7/8/2020	DUB	$-	$(54)	$(54)
INR	33,092	USD	33,145	7/8/2020	DUB	-	(53)	(53)
TWD	84,735	USD	84,377	7/8/2020	DUB	358	-	358
TWD	169,470	USD	168,777	7/8/2020	DUB	693	-	693
TWD	254,205	USD	253,499	7/8/2020	DUB	706	-	706
KRW	415,685	USD	412,933	7/8/2020	DUB	2,752	-	2,752
KRW	415,685	USD	417,163	7/8/2020	DUB	-	(1,478)	(1,478)
KRW	415,685	USD	417,582	7/8/2020	DUB	-	(1,897)	(1,897)
TWD	423,675	USD	421,978	7/8/2020	DUB	1,697	-	1,697
KRW	498,822	USD	498,070	7/8/2020	DUB	752	-	752
KRW	498,822	USD	501,006	7/8/2020	DUB	-	(2,184)	(2,184)
KRW	581,959	USD	581,414	7/8/2020	DUB	545	-	545
KRW	581,959	USD	580,840	7/8/2020	DUB	1,119	-	1,119
KRW	581,959	USD	584,849	7/8/2020	DUB	-	(2,890)	(2,890)
TWD	593,145	USD	591,636	7/8/2020	DUB	1,509	-	1,509
TWD	593,145	USD	589,682	7/8/2020	DUB	3,463	-	3,463
KRW	598,587	USD	594,526	7/8/2020	DUB	4,061	-	4,061
TWD	677,880	USD	675,120	7/8/2020	DUB	2,760	-	2,760
KRW	831,371	USD	822,146	7/8/2020	DUB	9,225	-	9,225
KRW	831,371	USD	830,207	7/8/2020	DUB	1,164	-	1,164
TWD	847,350	USD	845,051	7/8/2020	DUB	2,299	-	2,299
KRW	872,939	USD	876,717	7/8/2020	DUB	-	(3,778)	(3,778)
KRW	914,508	USD	903,966	7/8/2020	DUB	10,542	-	10,542
TWD	1,016,821	USD	1,013,411	7/8/2020	DUB	3,410	-	3,410
TWD	1,101,556	USD	1,097,454	7/8/2020	DUB	4,102	-	4,102
TWD	1,186,291	USD	1,181,156	7/8/2020	DUB	5,135	-	5,135
TWD	1,271,026	USD	1,267,063	7/8/2020	DUB	3,963	-	3,963
KRW	1,288,625	USD	1,294,612	7/8/2020	DUB	-	(5,987)	(5,987)
KRW	1,330,193	USD	1,314,460	7/8/2020	DUB	15,733	-	15,733
KRW	1,330,193	USD	1,328,054	7/8/2020	DUB	2,139	-	2,139
KRW	1,330,193	USD	1,328,606	7/8/2020	DUB	1,587	-	1,587
KRW	1,479,840	USD	1,471,415	7/8/2020	DUB	8,425	-	8,425
KRW	1,496,467	USD	1,485,418	7/8/2020	DUB	11,049	-	11,049
KRW	1,496,467	USD	1,482,983	7/8/2020	DUB	13,484	-	13,484
TWD	1,694,701	USD	1,696,986	7/8/2020	DUB	-	(2,285)	(2,285)
TWD	1,694,701	USD	1,689,703	7/8/2020	DUB	4,998	-	4,998
KRW	1,745,878	USD	1,743,360	7/8/2020	DUB	2,518	-	2,518
TWD	1,864,171	USD	1,857,794	7/8/2020	DUB	6,377	-	6,377
KRW	1,912,153	USD	1,900,309	7/8/2020	DUB	11,844	-	11,844
USD	3,689,925	TWD	3,728,342	7/8/2020	DUB	-	(38,417)	(38,417)
USD	2,200,070	KRW	2,244,701	7/8/2020	DUB	-	(44,631)	(44,631)
USD	1,291,990	KRW	1,330,193	7/8/2020	DUB	-	(38,203)	(38,203)
USD	1,207,603	KRW	1,247,056	7/8/2020	DUB	-	(39,453)	(39,453)
USD	1,126,507	KRW	1,163,919	7/8/2020	DUB	-	(37,412)	(37,412)
USD	1,126,335	KRW	1,163,919	7/8/2020	DUB	-	(37,584)	(37,584)
USD	1,133,585	KRW	1,163,919	7/8/2020	DUB	-	(30,334)	(30,334)
USD	1,046,118	KRW	1,080,782	7/8/2020	DUB	-	(34,664)	(34,664)
USD	1,045,579	KRW	1,080,782	7/8/2020	DUB	-	(35,203)	(35,203)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,052,172	KRW	1,080,782	7/8/2020	DUB	$-	$(28,610)	$(28,610)
USD	1,001,603	TWD	1,016,821	7/8/2020	DUB	-	(15,218)	(15,218)
USD	969,368	KRW	997,645	7/8/2020	DUB	-	(28,277)	(28,277)
USD	969,305	KRW	997,645	7/8/2020	DUB	-	(28,340)	(28,340)
USD	969,603	KRW	997,645	7/8/2020	DUB	-	(28,042)	(28,042)
USD	919,370	TWD	932,086	7/8/2020	DUB	-	(12,716)	(12,716)
USD	837,942	TWD	847,351	7/8/2020	DUB	-	(9,409)	(9,409)
USD	838,955	TWD	847,351	7/8/2020	DUB	-	(8,396)	(8,396)
USD	832,723	TWD	847,351	7/8/2020	DUB	-	(14,628)	(14,628)
USD	750,596	TWD	762,616	7/8/2020	DUB	-	(12,020)	(12,020)
USD	752,559	TWD	762,616	7/8/2020	DUB	-	(10,057)	(10,057)
USD	677,778	KRW	697,149	7/8/2020	DUB	-	(19,371)	(19,371)
USD	670,376	TWD	677,880	7/8/2020	DUB	-	(7,504)	(7,504)
USD	669,837	TWD	677,880	7/8/2020	DUB	-	(8,043)	(8,043)
USD	645,157	KRW	665,097	7/8/2020	DUB	-	(19,940)	(19,940)
USD	502,858	TWD	508,410	7/8/2020	DUB	-	(5,552)	(5,552)
USD	484,146	KRW	498,822	7/8/2020	DUB	-	(14,676)	(14,676)
USD	487,183	KRW	498,822	7/8/2020	DUB	-	(11,639)	(11,639)
USD	419,055	TWD	423,675	7/8/2020	DUB	-	(4,620)	(4,620)
USD	404,983	KRW	415,685	7/8/2020	DUB	-	(10,702)	(10,702)
USD	322,974	KRW	332,548	7/8/2020	DUB	-	(9,574)	(9,574)
USD	292,001	KRW	300,495	7/8/2020	DUB	-	(8,494)	(8,494)
USD	250,617	TWD	254,205	7/8/2020	DUB	-	(3,588)	(3,588)
USD	251,447	TWD	254,205	7/8/2020	DUB	-	(2,758)	(2,758)
USD	250,936	TWD	254,205	7/8/2020	DUB	-	(3,269)	(3,269)
USD	242,407	KRW	249,411	7/8/2020	DUB	-	(7,004)	(7,004)
USD	241,694	KRW	249,411	7/8/2020	DUB	-	(7,717)	(7,717)
USD	242,281	KRW	249,411	7/8/2020	DUB	-	(7,130)	(7,130)
USD	242,340	KRW	249,411	7/8/2020	DUB	-	(7,071)	(7,071)
USD	242,830	KRW	249,411	7/8/2020	DUB	-	(6,581)	(6,581)
USD	166,861	TWD	169,470	7/8/2020	DUB	-	(2,609)	(2,609)
USD	167,482	TWD	169,470	7/8/2020	DUB	-	(1,988)	(1,988)
USD	162,036	KRW	166,274	7/8/2020	DUB	-	(4,238)	(4,238)
USD	161,975	KRW	166,274	7/8/2020	DUB	-	(4,299)	(4,299)
USD	161,600	KRW	166,274	7/8/2020	DUB	-	(4,674)	(4,674)
USD	161,115	KRW	166,274	7/8/2020	DUB	-	(5,159)	(5,159)
USD	161,178	KRW	166,274	7/8/2020	DUB	-	(5,096)	(5,096)
USD	161,534	KRW	166,274	7/8/2020	DUB	-	(4,740)	(4,740)
USD	161,579	KRW	166,274	7/8/2020	DUB	-	(4,695)	(4,695)
USD	161,565	KRW	166,274	7/8/2020	DUB	-	(4,709)	(4,709)
USD	161,771	KRW	166,274	7/8/2020	DUB	-	(4,503)	(4,503)
USD	162,007	KRW	166,274	7/8/2020	DUB	-	(4,267)	(4,267)
USD	162,418	KRW	166,274	7/8/2020	DUB	-	(3,856)	(3,856)
USD	83,407	TWD	84,735	7/8/2020	DUB	-	(1,328)	(1,328)
USD	83,564	TWD	84,735	7/8/2020	DUB	-	(1,171)	(1,171)
USD	83,292	TWD	84,735	7/8/2020	DUB	-	(1,443)	(1,443)
USD	83,654	TWD	84,735	7/8/2020	DUB	-	(1,081)	(1,081)
USD	80,904	KRW	83,137	7/8/2020	DUB	-	(2,233)	(2,233)
USD	81,110	KRW	83,137	7/8/2020	DUB	-	(2,027)	(2,027)
USD	80,981	KRW	83,137	7/8/2020	DUB	-	(2,156)	(2,156)
USD	81,258	KRW	83,137	7/8/2020	DUB	-	(1,879)	(1,879)
USD	81,239	KRW	83,137	7/8/2020	DUB	-	(1,898)	(1,898)
USD	33,036	INR	33,092	7/8/2020	DUB	-	(56)	(56)
USD	32,740	INR	33,092	7/8/2020	DUB	-	(352)	(352)
USD	8,566,327	KRW	8,527,458	7/16/2020	DUB	38,869	-	38,869
INR	33,049	USD	32,642	7/22/2020	DUB	407	-	407
KRW	83,140	USD	83,744	7/22/2020	DUB	-	(604)	(604)
KRW	83,140	USD	83,601	7/22/2020	DUB	-	(461)	(461)
TWD	84,741	USD	85,016	7/22/2020	DUB	-	(275)	(275)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
TWD	84,741	USD	84,757	7/22/2020	DUB	$-	$(16)	$(16)
TWD	84,741	USD	84,732	7/22/2020	DUB	9	-	9
TWD	84,741	USD	84,760	7/22/2020	DUB	-	(19)	(19)
TWD	84,741	USD	84,850	7/22/2020	DUB	-	(109)	(109)
TWD	84,741	USD	84,870	7/22/2020	DUB	-	(129)	(129)
TWD	84,741	USD	84,877	7/22/2020	DUB	-	(136)	(136)
TWD	84,741	USD	84,844	7/22/2020	DUB	-	(103)	(103)
TWD	84,741	USD	84,898	7/22/2020	DUB	-	(157)	(157)
INR	165,243	USD	165,235	7/22/2020	DUB	8	-	8
KRW	166,280	USD	167,768	7/22/2020	DUB	-	(1,488)	(1,488)
KRW	166,280	USD	166,960	7/22/2020	DUB	-	(680)	(680)
KRW	166,280	USD	168,255	7/22/2020	DUB	-	(1,975)	(1,975)
KRW	166,280	USD	167,971	7/22/2020	DUB	-	(1,691)	(1,691)
KRW	166,280	USD	165,781	7/22/2020	DUB	499	-	499
TWD	169,482	USD	169,521	7/22/2020	DUB	-	(39)	(39)
TWD	169,482	USD	169,768	7/22/2020	DUB	-	(286)	(286)
TWD	169,482	USD	169,676	7/22/2020	DUB	-	(194)	(194)
TWD	169,482	USD	169,561	7/22/2020	DUB	-	(79)	(79)
TWD	169,482	USD	169,855	7/22/2020	DUB	-	(373)	(373)
TWD	169,482	USD	169,889	7/22/2020	DUB	-	(407)	(407)
KRW	249,420	USD	250,201	7/22/2020	DUB	-	(781)	(781)
KRW	249,420	USD	251,952	7/22/2020	DUB	-	(2,532)	(2,532)
KRW	249,420	USD	248,797	7/22/2020	DUB	623	-	623
TWD	254,222	USD	254,271	7/22/2020	DUB	-	(49)	(49)
TWD	254,222	USD	255,360	7/22/2020	DUB	-	(1,138)	(1,138)
INR	330,486	USD	329,972	7/22/2020	DUB	514	-	514
KRW	332,561	USD	335,360	7/22/2020	DUB	-	(2,799)	(2,799)
KRW	332,561	USD	336,616	7/22/2020	DUB	-	(4,055)	(4,055)
TWD	338,963	USD	340,890	7/22/2020	DUB	-	(1,927)	(1,927)
TWD	338,963	USD	340,032	7/22/2020	DUB	-	(1,069)	(1,069)
INR	363,535	USD	362,596	7/22/2020	DUB	939	-	939
INR	396,584	USD	395,322	7/22/2020	DUB	1,262	-	1,262
KRW	415,701	USD	417,753	7/22/2020	DUB	-	(2,052)	(2,052)
TWD	508,445	USD	509,840	7/22/2020	DUB	-	(1,395)	(1,395)
TWD	593,186	USD	596,253	7/22/2020	DUB	-	(3,067)	(3,067)
INR	594,876	USD	592,744	7/22/2020	DUB	2,132	-	2,132
INR	594,876	USD	593,137	7/22/2020	DUB	1,739	-	1,739
INR	660,973	USD	659,584	7/22/2020	DUB	1,389	-	1,389
INR	892,314	USD	890,525	7/22/2020	DUB	1,789	-	1,789
INR	892,314	USD	890,502	7/22/2020	DUB	1,812	-	1,812
KRW	914,542	USD	919,142	7/22/2020	DUB	-	(4,600)	(4,600)
TWD	932,149	USD	932,046	7/22/2020	DUB	103	-	103
TWD	932,149	USD	932,172	7/22/2020	DUB	-	(23)	(23)
TWD	1,101,630	USD	1,102,479	7/22/2020	DUB	-	(849)	(849)
TWD	1,271,112	USD	1,274,470	7/22/2020	DUB	-	(3,358)	(3,358)
INR	1,288,897	USD	1,289,699	7/22/2020	DUB	-	(802)	(802)
KRW	1,330,242	USD	1,341,393	7/22/2020	DUB	-	(11,151)	(11,151)
KRW	1,330,242	USD	1,339,405	7/22/2020	DUB	-	(9,163)	(9,163)
INR	1,520,238	USD	1,514,274	7/22/2020	DUB	5,964	-	5,964
INR	1,619,384	USD	1,618,829	7/22/2020	DUB	555	-	555
TWD	1,694,816	USD	1,694,284	7/22/2020	DUB	532	-	532
TWD	1,864,298	USD	1,868,715	7/22/2020	DUB	-	(4,417)	(4,417)
TWD	2,457,483	USD	2,469,346	7/22/2020	DUB	-	(11,863)	(11,863)
TWD	2,796,446	USD	2,807,937	7/22/2020	DUB	-	(11,491)	(11,491)
INR	3,337,914	USD	3,331,706	7/22/2020	DUB	6,208	-	6,208
PHP	13,033,726	USD	13,000,780	7/22/2020	DUB	32,946	-	32,946
USD	12,652,077	TWD	12,795,861	7/22/2020	DUB	-	(143,784)	(143,784)
USD	8,050,624	KRW	8,147,734	7/22/2020	DUB	-	(97,110)	(97,110)
USD	3,398,426	INR	3,437,060	7/22/2020	DUB	-	(38,634)	(38,634)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	2,255,669	INR	2,280,357	7/22/2020	DUB	$-	$(24,688)	$(24,688)
USD	1,864,841	INR	1,883,773	7/22/2020	DUB	-	(18,932)	(18,932)
USD	1,569,222	INR	1,586,335	7/22/2020	DUB	-	(17,113)	(17,113)
USD	1,505,141	INR	1,520,238	7/22/2020	DUB	-	(15,097)	(15,097)
USD	424,993	INR	429,633	7/22/2020	DUB	-	(4,640)	(4,640)
USD	330,101	KRW	332,561	7/22/2020	DUB	-	(2,460)	(2,460)
USD	247,518	KRW	249,420	7/22/2020	DUB	-	(1,902)	(1,902)
USD	247,571	KRW	249,420	7/22/2020	DUB	-	(1,849)	(1,849)
USD	247,043	KRW	249,420	7/22/2020	DUB	-	(2,377)	(2,377)
USD	196,402	INR	198,292	7/22/2020	DUB	-	(1,890)	(1,890)
USD	164,940	KRW	166,280	7/22/2020	DUB	-	(1,340)	(1,340)
USD	165,084	KRW	166,280	7/22/2020	DUB	-	(1,196)	(1,196)
USD	165,389	KRW	166,280	7/22/2020	DUB	-	(891)	(891)
USD	165,341	KRW	166,280	7/22/2020	DUB	-	(939)	(939)
USD	163,623	INR	165,243	7/22/2020	DUB	-	(1,620)	(1,620)
USD	98,133	INR	99,146	7/22/2020	DUB	-	(1,013)	(1,013)
USD	98,088	INR	99,146	7/22/2020	DUB	-	(1,058)	(1,058)
USD	98,112	INR	99,146	7/22/2020	DUB	-	(1,034)	(1,034)
USD	82,603	KRW	83,140	7/22/2020	DUB	-	(537)	(537)
USD	82,748	KRW	83,140	7/22/2020	DUB	-	(392)	(392)
USD	65,404	INR	66,097	7/22/2020	DUB	-	(693)	(693)
USD	65,422	INR	66,097	7/22/2020	DUB	-	(675)	(675)
USD	65,405	INR	66,097	7/22/2020	DUB	-	(692)	(692)
USD	65,391	INR	66,097	7/22/2020	DUB	-	(706)	(706)
USD	65,398	INR	66,097	7/22/2020	DUB	-	(699)	(699)
USD	65,375	INR	66,097	7/22/2020	DUB	-	(722)	(722)
USD	65,363	INR	66,097	7/22/2020	DUB	-	(734)	(734)
USD	65,375	INR	66,097	7/22/2020	DUB	-	(722)	(722)
USD	65,407	INR	66,097	7/22/2020	DUB	-	(690)	(690)
USD	65,481	INR	66,097	7/22/2020	DUB	-	(616)	(616)
USD	32,699	INR	33,049	7/22/2020	DUB	-	(350)	(350)
USD	32,712	INR	33,049	7/22/2020	DUB	-	(337)	(337)
USD	32,667	INR	33,049	7/22/2020	DUB	-	(382)	(382)
USD	32,688	INR	33,049	7/22/2020	DUB	-	(361)	(361)
USD	32,679	INR	33,049	7/22/2020	DUB	-	(370)	(370)
USD	32,715	INR	33,049	7/22/2020	DUB	-	(334)	(334)
USD	32,747	INR	33,049	7/22/2020	DUB	-	(302)	(302)
TWD	84,747	USD	85,511	8/5/2020	DUB	-	(764)	(764)
TWD	84,747	USD	85,140	8/5/2020	DUB	-	(393)	(393)
INR	165,026	USD	165,045	8/5/2020	DUB	-	(19)	(19)
INR	165,026	USD	164,921	8/5/2020	DUB	105	-	105
TWD	169,493	USD	170,491	8/5/2020	DUB	-	(998)	(998)
TWD	169,493	USD	170,654	8/5/2020	DUB	-	(1,161)	(1,161)
INR	198,031	USD	197,722	8/5/2020	DUB	309	-	309
INR	198,031	USD	197,858	8/5/2020	DUB	173	-	173
INR	231,036	USD	231,087	8/5/2020	DUB	-	(51)	(51)
TWD	254,240	USD	256,129	8/5/2020	DUB	-	(1,889)	(1,889)
TWD	254,240	USD	256,454	8/5/2020	DUB	-	(2,214)	(2,214)
TWD	338,986	USD	341,355	8/5/2020	DUB	-	(2,369)	(2,369)
INR	396,062	USD	395,627	8/5/2020	DUB	435	-	435
TWD	677,973	USD	684,376	8/5/2020	DUB	-	(6,403)	(6,403)
INR	1,287,201	USD	1,286,959	8/5/2020	DUB	242	-	242
INR	1,881,294	USD	1,880,965	8/5/2020	DUB	329	-	329
BRL	18,389	USD	18,655	7/2/2020	HUS	-	(266)	(266)
BRL	18,389	USD	18,654	7/2/2020	HUS	-	(265)	(265)
BRL	18,389	USD	18,672	7/2/2020	HUS	-	(283)	(283)
BRL	18,389	USD	18,704	7/2/2020	HUS	-	(315)	(315)
BRL	18,389	USD	18,675	7/2/2020	HUS	-	(286)	(286)
BRL	18,389	USD	19,494	7/2/2020	HUS	-	(1,105)	(1,105)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	18,389	USD	18,568	7/2/2020	HUS	$-	$(179)	$(179)
BRL	18,389	USD	18,859	7/2/2020	HUS	-	(470)	(470)
BRL	18,389	USD	18,824	7/2/2020	HUS	-	(435)	(435)
BRL	18,389	USD	18,805	7/2/2020	HUS	-	(416)	(416)
BRL	18,389	USD	18,582	7/2/2020	HUS	-	(193)	(193)
BRL	18,389	USD	18,548	7/2/2020	HUS	-	(159)	(159)
BRL	18,389	USD	19,810	7/2/2020	HUS	-	(1,421)	(1,421)
BRL	18,389	USD	19,685	7/2/2020	HUS	-	(1,296)	(1,296)
BRL	18,389	USD	19,784	7/2/2020	HUS	-	(1,395)	(1,395)
BRL	18,389	USD	19,773	7/2/2020	HUS	-	(1,384)	(1,384)
BRL	18,389	USD	19,821	7/2/2020	HUS	-	(1,432)	(1,432)
BRL	18,389	USD	19,814	7/2/2020	HUS	-	(1,425)	(1,425)
BRL	18,389	USD	19,570	7/2/2020	HUS	-	(1,181)	(1,181)
BRL	18,389	USD	19,479	7/2/2020	HUS	-	(1,090)	(1,090)
BRL	18,389	USD	19,483	7/2/2020	HUS	-	(1,094)	(1,094)
BRL	18,389	USD	19,865	7/2/2020	HUS	-	(1,476)	(1,476)
BRL	18,389	USD	20,355	7/2/2020	HUS	-	(1,966)	(1,966)
BRL	18,389	USD	20,327	7/2/2020	HUS	-	(1,938)	(1,938)
BRL	18,389	USD	20,331	7/2/2020	HUS	-	(1,942)	(1,942)
BRL	18,389	USD	19,940	7/2/2020	HUS	-	(1,551)	(1,551)
BRL	18,389	USD	19,935	7/2/2020	HUS	-	(1,546)	(1,546)
BRL	18,389	USD	19,918	7/2/2020	HUS	-	(1,529)	(1,529)
BRL	18,389	USD	19,932	7/2/2020	HUS	-	(1,543)	(1,543)
BRL	18,389	USD	19,858	7/2/2020	HUS	-	(1,469)	(1,469)
BRL	18,389	USD	19,852	7/2/2020	HUS	-	(1,463)	(1,463)
BRL	18,389	USD	19,860	7/2/2020	HUS	-	(1,471)	(1,471)
BRL	18,389	USD	19,772	7/2/2020	HUS	-	(1,383)	(1,383)
BRL	18,389	USD	19,781	7/2/2020	HUS	-	(1,392)	(1,392)
BRL	18,389	USD	19,905	7/2/2020	HUS	-	(1,516)	(1,516)
BRL	18,389	USD	19,797	7/2/2020	HUS	-	(1,408)	(1,408)
BRL	18,389	USD	19,802	7/2/2020	HUS	-	(1,413)	(1,413)
BRL	18,389	USD	19,790	7/2/2020	HUS	-	(1,401)	(1,401)
BRL	18,389	USD	19,784	7/2/2020	HUS	-	(1,395)	(1,395)
BRL	18,389	USD	19,764	7/2/2020	HUS	-	(1,375)	(1,375)
BRL	18,389	USD	19,756	7/2/2020	HUS	-	(1,367)	(1,367)
BRL	18,389	USD	19,806	7/2/2020	HUS	-	(1,417)	(1,417)
BRL	18,389	USD	19,827	7/2/2020	HUS	-	(1,438)	(1,438)
BRL	18,389	USD	19,284	7/2/2020	HUS	-	(895)	(895)
BRL	18,389	USD	19,154	7/2/2020	HUS	-	(765)	(765)
BRL	18,389	USD	19,907	7/2/2020	HUS	-	(1,518)	(1,518)
BRL	18,389	USD	19,882	7/2/2020	HUS	-	(1,493)	(1,493)
BRL	18,389	USD	19,860	7/2/2020	HUS	-	(1,471)	(1,471)
BRL	18,389	USD	20,194	7/2/2020	HUS	-	(1,805)	(1,805)
BRL	18,389	USD	20,164	7/2/2020	HUS	-	(1,775)	(1,775)
BRL	18,389	USD	20,223	7/2/2020	HUS	-	(1,834)	(1,834)
BRL	18,389	USD	20,186	7/2/2020	HUS	-	(1,797)	(1,797)
BRL	18,389	USD	20,176	7/2/2020	HUS	-	(1,787)	(1,787)
BRL	18,389	USD	20,351	7/2/2020	HUS	-	(1,962)	(1,962)
BRL	18,389	USD	20,353	7/2/2020	HUS	-	(1,964)	(1,964)
BRL	18,389	USD	20,381	7/2/2020	HUS	-	(1,992)	(1,992)
BRL	18,389	USD	20,347	7/2/2020	HUS	-	(1,958)	(1,958)
BRL	18,389	USD	20,372	7/2/2020	HUS	-	(1,983)	(1,983)
BRL	18,389	USD	20,357	7/2/2020	HUS	-	(1,968)	(1,968)
BRL	18,389	USD	20,413	7/2/2020	HUS	-	(2,024)	(2,024)
BRL	18,389	USD	20,374	7/2/2020	HUS	-	(1,985)	(1,985)
BRL	18,389	USD	18,817	7/2/2020	HUS	-	(428)	(428)
BRL	18,389	USD	18,560	7/2/2020	HUS	-	(171)	(171)
BRL	18,389	USD	17,917	7/2/2020	HUS	472	-	472
BRL	18,389	USD	17,916	7/2/2020	HUS	473	-	473

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	18,389	USD	17,917	7/2/2020	HUS	$472	$-	$472
BRL	18,389	USD	17,914	7/2/2020	HUS	475	-	475
BRL	18,389	USD	17,918	7/2/2020	HUS	471	-	471
BRL	18,389	USD	17,920	7/2/2020	HUS	469	-	469
BRL	18,389	USD	17,921	7/2/2020	HUS	468	-	468
BRL	18,389	USD	18,551	7/2/2020	HUS	-	(162)	(162)
BRL	18,389	USD	18,575	7/2/2020	HUS	-	(186)	(186)
BRL	36,777	USD	37,589	7/2/2020	HUS	-	(812)	(812)
BRL	36,777	USD	37,582	7/2/2020	HUS	-	(805)	(805)
BRL	36,777	USD	37,409	7/2/2020	HUS	-	(632)	(632)
BRL	36,777	USD	37,289	7/2/2020	HUS	-	(512)	(512)
BRL	36,777	USD	37,526	7/2/2020	HUS	-	(749)	(749)
BRL	36,777	USD	37,341	7/2/2020	HUS	-	(564)	(564)
BRL	36,777	USD	37,079	7/2/2020	HUS	-	(302)	(302)
BRL	36,777	USD	37,080	7/2/2020	HUS	-	(303)	(303)
BRL	36,777	USD	37,084	7/2/2020	HUS	-	(307)	(307)
BRL	36,777	USD	37,120	7/2/2020	HUS	-	(343)	(343)
BRL	36,777	USD	37,114	7/2/2020	HUS	-	(337)	(337)
BRL	36,777	USD	37,164	7/2/2020	HUS	-	(387)	(387)
BRL	36,777	USD	37,171	7/2/2020	HUS	-	(394)	(394)
BRL	36,777	USD	37,071	7/2/2020	HUS	-	(294)	(294)
BRL	36,777	USD	37,714	7/2/2020	HUS	-	(937)	(937)
BRL	36,777	USD	37,771	7/2/2020	HUS	-	(994)	(994)
BRL	36,777	USD	37,171	7/2/2020	HUS	-	(394)	(394)
BRL	36,777	USD	37,129	7/2/2020	HUS	-	(352)	(352)
BRL	36,777	USD	37,130	7/2/2020	HUS	-	(353)	(353)
BRL	36,778	USD	37,066	7/2/2020	HUS	-	(288)	(288)
BRL	36,778	USD	38,961	7/2/2020	HUS	-	(2,183)	(2,183)
BRL	36,778	USD	39,552	7/2/2020	HUS	-	(2,774)	(2,774)
BRL	36,778	USD	39,615	7/2/2020	HUS	-	(2,837)	(2,837)
BRL	36,778	USD	39,613	7/2/2020	HUS	-	(2,835)	(2,835)
BRL	36,778	USD	39,565	7/2/2020	HUS	-	(2,787)	(2,787)
BRL	36,778	USD	39,569	7/2/2020	HUS	-	(2,791)	(2,791)
BRL	36,778	USD	39,557	7/2/2020	HUS	-	(2,779)	(2,779)
BRL	36,778	USD	39,533	7/2/2020	HUS	-	(2,755)	(2,755)
BRL	36,778	USD	37,627	7/2/2020	HUS	-	(849)	(849)
BRL	36,778	USD	37,694	7/2/2020	HUS	-	(916)	(916)
BRL	36,778	USD	39,362	7/2/2020	HUS	-	(2,584)	(2,584)
BRL	36,778	USD	39,353	7/2/2020	HUS	-	(2,575)	(2,575)
BRL	36,778	USD	39,547	7/2/2020	HUS	-	(2,769)	(2,769)
BRL	36,778	USD	39,577	7/2/2020	HUS	-	(2,799)	(2,799)
BRL	36,778	USD	39,588	7/2/2020	HUS	-	(2,810)	(2,810)
BRL	36,778	USD	39,595	7/2/2020	HUS	-	(2,817)	(2,817)
BRL	36,778	USD	39,617	7/2/2020	HUS	-	(2,839)	(2,839)
BRL	36,778	USD	39,123	7/2/2020	HUS	-	(2,345)	(2,345)
BRL	36,778	USD	38,963	7/2/2020	HUS	-	(2,185)	(2,185)
BRL	36,778	USD	39,092	7/2/2020	HUS	-	(2,314)	(2,314)
BRL	36,778	USD	39,673	7/2/2020	HUS	-	(2,895)	(2,895)
BRL	36,778	USD	39,682	7/2/2020	HUS	-	(2,904)	(2,904)
BRL	36,778	USD	40,071	7/2/2020	HUS	-	(3,293)	(3,293)
BRL	36,778	USD	40,682	7/2/2020	HUS	-	(3,904)	(3,904)
BRL	36,778	USD	39,541	7/2/2020	HUS	-	(2,763)	(2,763)
BRL	36,778	USD	38,313	7/2/2020	HUS	-	(1,535)	(1,535)
BRL	36,778	USD	38,335	7/2/2020	HUS	-	(1,557)	(1,557)
BRL	36,778	USD	38,554	7/2/2020	HUS	-	(1,776)	(1,776)
BRL	36,778	USD	39,728	7/2/2020	HUS	-	(2,950)	(2,950)
BRL	36,778	USD	40,394	7/2/2020	HUS	-	(3,616)	(3,616)
BRL	36,778	USD	40,404	7/2/2020	HUS	-	(3,626)	(3,626)
BRL	36,778	USD	40,319	7/2/2020	HUS	-	(3,541)	(3,541)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	36,778	USD	40,435	7/2/2020	HUS	$-	$(3,657)	$(3,657)
BRL	36,778	USD	40,333	7/2/2020	HUS	-	(3,555)	(3,555)
BRL	36,778	USD	40,699	7/2/2020	HUS	-	(3,921)	(3,921)
BRL	36,778	USD	37,644	7/2/2020	HUS	-	(866)	(866)
BRL	36,778	USD	37,609	7/2/2020	HUS	-	(831)	(831)
BRL	36,778	USD	37,660	7/2/2020	HUS	-	(882)	(882)
BRL	36,778	USD	40,024	7/2/2020	HUS	-	(3,246)	(3,246)
BRL	36,778	USD	37,124	7/2/2020	HUS	-	(346)	(346)
BRL	36,778	USD	37,141	7/2/2020	HUS	-	(363)	(363)
BRL	36,778	USD	37,149	7/2/2020	HUS	-	(371)	(371)
BRL	55,166	USD	56,388	7/2/2020	HUS	-	(1,222)	(1,222)
BRL	55,166	USD	56,379	7/2/2020	HUS	-	(1,213)	(1,213)
BRL	55,166	USD	56,401	7/2/2020	HUS	-	(1,235)	(1,235)
BRL	55,166	USD	59,010	7/2/2020	HUS	-	(3,844)	(3,844)
BRL	55,166	USD	55,626	7/2/2020	HUS	-	(460)	(460)
BRL	55,166	USD	55,640	7/2/2020	HUS	-	(474)	(474)
BRL	55,166	USD	55,662	7/2/2020	HUS	-	(496)	(496)
BRL	55,166	USD	55,735	7/2/2020	HUS	-	(569)	(569)
BRL	55,166	USD	56,545	7/2/2020	HUS	-	(1,379)	(1,379)
BRL	55,166	USD	56,576	7/2/2020	HUS	-	(1,410)	(1,410)
BRL	55,166	USD	56,575	7/2/2020	HUS	-	(1,409)	(1,409)
BRL	55,166	USD	56,585	7/2/2020	HUS	-	(1,419)	(1,419)
BRL	55,166	USD	56,510	7/2/2020	HUS	-	(1,344)	(1,344)
BRL	55,166	USD	56,574	7/2/2020	HUS	-	(1,408)	(1,408)
BRL	55,166	USD	56,480	7/2/2020	HUS	-	(1,314)	(1,314)
BRL	55,166	USD	55,691	7/2/2020	HUS	-	(525)	(525)
BRL	55,166	USD	58,439	7/2/2020	HUS	-	(3,273)	(3,273)
BRL	55,166	USD	59,363	7/2/2020	HUS	-	(4,197)	(4,197)
BRL	55,166	USD	59,320	7/2/2020	HUS	-	(4,154)	(4,154)
BRL	55,166	USD	59,013	7/2/2020	HUS	-	(3,847)	(3,847)
BRL	55,166	USD	59,035	7/2/2020	HUS	-	(3,869)	(3,869)
BRL	55,166	USD	56,585	7/2/2020	HUS	-	(1,419)	(1,419)
BRL	55,166	USD	56,486	7/2/2020	HUS	-	(1,320)	(1,320)
BRL	55,166	USD	56,479	7/2/2020	HUS	-	(1,313)	(1,313)
BRL	55,166	USD	56,521	7/2/2020	HUS	-	(1,355)	(1,355)
BRL	55,166	USD	59,034	7/2/2020	HUS	-	(3,868)	(3,868)
BRL	55,166	USD	59,263	7/2/2020	HUS	-	(4,097)	(4,097)
BRL	55,166	USD	59,409	7/2/2020	HUS	-	(4,243)	(4,243)
BRL	55,166	USD	59,357	7/2/2020	HUS	-	(4,191)	(4,191)
BRL	55,166	USD	59,336	7/2/2020	HUS	-	(4,170)	(4,170)
BRL	55,166	USD	59,492	7/2/2020	HUS	-	(4,326)	(4,326)
BRL	55,166	USD	59,413	7/2/2020	HUS	-	(4,247)	(4,247)
BRL	55,166	USD	59,436	7/2/2020	HUS	-	(4,270)	(4,270)
BRL	55,166	USD	58,698	7/2/2020	HUS	-	(3,532)	(3,532)
BRL	55,166	USD	58,488	7/2/2020	HUS	-	(3,322)	(3,322)
BRL	55,166	USD	58,566	7/2/2020	HUS	-	(3,400)	(3,400)
BRL	55,166	USD	58,355	7/2/2020	HUS	-	(3,189)	(3,189)
BRL	55,166	USD	58,391	7/2/2020	HUS	-	(3,225)	(3,225)
BRL	55,166	USD	59,740	7/2/2020	HUS	-	(4,574)	(4,574)
BRL	55,166	USD	57,825	7/2/2020	HUS	-	(2,659)	(2,659)
BRL	55,166	USD	59,585	7/2/2020	HUS	-	(4,419)	(4,419)
BRL	55,166	USD	60,625	7/2/2020	HUS	-	(5,459)	(5,459)
BRL	55,166	USD	55,720	7/2/2020	HUS	-	(554)	(554)
BRL	55,166	USD	55,748	7/2/2020	HUS	-	(582)	(582)
BRL	55,166	USD	55,649	7/2/2020	HUS	-	(483)	(483)
BRL	55,166	USD	55,640	7/2/2020	HUS	-	(474)	(474)
BRL	55,166	USD	55,652	7/2/2020	HUS	-	(486)	(486)
BRL	55,166	USD	55,712	7/2/2020	HUS	-	(546)	(546)
BRL	55,166	USD	55,754	7/2/2020	HUS	-	(588)	(588)
BRL	73,555	USD	74,761	7/2/2020	HUS	-	(1,206)	(1,206)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	73,555	USD	78,638	7/2/2020	HUS	$-	$(5,083)	$(5,083)
BRL	73,555	USD	78,701	7/2/2020	HUS	-	(5,146)	(5,146)
BRL	73,555	USD	75,385	7/2/2020	HUS	-	(1,830)	(1,830)
BRL	73,555	USD	75,474	7/2/2020	HUS	-	(1,919)	(1,919)
BRL	73,555	USD	75,205	7/2/2020	HUS	-	(1,650)	(1,650)
BRL	73,555	USD	78,697	7/2/2020	HUS	-	(5,142)	(5,142)
BRL	73,555	USD	78,687	7/2/2020	HUS	-	(5,132)	(5,132)
BRL	73,555	USD	75,311	7/2/2020	HUS	-	(1,756)	(1,756)
BRL	73,555	USD	78,695	7/2/2020	HUS	-	(5,140)	(5,140)
BRL	73,555	USD	78,688	7/2/2020	HUS	-	(5,133)	(5,133)
BRL	73,555	USD	78,719	7/2/2020	HUS	-	(5,164)	(5,164)
BRL	73,555	USD	79,238	7/2/2020	HUS	-	(5,683)	(5,683)
BRL	73,555	USD	79,288	7/2/2020	HUS	-	(5,733)	(5,733)
BRL	73,555	USD	79,300	7/2/2020	HUS	-	(5,745)	(5,745)
BRL	73,555	USD	79,253	7/2/2020	HUS	-	(5,698)	(5,698)
BRL	73,555	USD	79,207	7/2/2020	HUS	-	(5,652)	(5,652)
BRL	73,555	USD	77,386	7/2/2020	HUS	-	(3,831)	(3,831)
BRL	73,555	USD	80,826	7/2/2020	HUS	-	(7,271)	(7,271)
BRL	73,555	USD	80,780	7/2/2020	HUS	-	(7,225)	(7,225)
BRL	73,555	USD	75,216	7/2/2020	HUS	-	(1,661)	(1,661)
BRL	73,555	USD	75,287	7/2/2020	HUS	-	(1,732)	(1,732)
BRL	73,555	USD	77,854	7/2/2020	HUS	-	(4,299)	(4,299)
BRL	73,555	USD	80,091	7/2/2020	HUS	-	(6,536)	(6,536)
BRL	73,555	USD	74,283	7/2/2020	HUS	-	(728)	(728)
BRL	91,944	USD	97,490	7/2/2020	HUS	-	(5,546)	(5,546)
BRL	91,944	USD	98,252	7/2/2020	HUS	-	(6,308)	(6,308)
BRL	91,944	USD	94,038	7/2/2020	HUS	-	(2,094)	(2,094)
BRL	91,944	USD	97,356	7/2/2020	HUS	-	(5,412)	(5,412)
BRL	91,944	USD	97,348	7/2/2020	HUS	-	(5,404)	(5,404)
BRL	91,944	USD	98,378	7/2/2020	HUS	-	(6,434)	(6,434)
BRL	91,944	USD	94,052	7/2/2020	HUS	-	(2,108)	(2,108)
BRL	91,944	USD	100,206	7/2/2020	HUS	-	(8,262)	(8,262)
BRL	91,944	USD	96,454	7/2/2020	HUS	-	(4,510)	(4,510)
BRL	91,944	USD	96,388	7/2/2020	HUS	-	(4,444)	(4,444)
BRL	91,944	USD	100,197	7/2/2020	HUS	-	(8,253)	(8,253)
BRL	91,944	USD	100,955	7/2/2020	HUS	-	(9,011)	(9,011)
BRL	91,944	USD	94,083	7/2/2020	HUS	-	(2,139)	(2,139)
BRL	91,944	USD	99,914	7/2/2020	HUS	-	(7,970)	(7,970)
BRL	110,333	USD	116,852	7/2/2020	HUS	-	(6,519)	(6,519)
BRL	110,333	USD	116,960	7/2/2020	HUS	-	(6,627)	(6,627)
BRL	110,333	USD	116,797	7/2/2020	HUS	-	(6,464)	(6,464)
BRL	128,721	USD	136,263	7/2/2020	HUS	-	(7,542)	(7,542)
BRL	128,721	USD	140,271	7/2/2020	HUS	-	(11,550)	(11,550)
BRL	153,600	USD	155,585	7/2/2020	HUS	-	(1,985)	(1,985)
BRL	172,800	USD	175,272	7/2/2020	HUS	-	(2,472)	(2,472)
BRL	288,001	USD	291,969	7/2/2020	HUS	-	(3,968)	(3,968)
BRL	288,001	USD	292,067	7/2/2020	HUS	-	(4,066)	(4,066)
BRL	340,192	USD	342,859	7/2/2020	HUS	-	(2,667)	(2,667)
BRL	403,201	USD	408,702	7/2/2020	HUS	-	(5,501)	(5,501)
BRL	432,292	USD	436,117	7/2/2020	HUS	-	(3,825)	(3,825)
BRL	432,292	USD	435,996	7/2/2020	HUS	-	(3,704)	(3,704)
BRL	477,796	USD	481,917	7/2/2020	HUS	-	(4,121)	(4,121)
BRL	560,858	USD	565,339	7/2/2020	HUS	-	(4,481)	(4,481)
BRL	2,022,765	USD	2,011,888	7/2/2020	HUS	10,877	-	10,877
BRL	15,042,018	USD	15,469,864	7/2/2020	HUS	-	(427,846)	(427,846)
USD	9,739,410	BRL	10,035,674	7/2/2020	HUS	-	(296,264)	(296,264)
USD	8,813,854	BRL	9,109,967	7/2/2020	HUS	-	(296,113)	(296,113)
USD	7,353,945	BRL	7,591,639	7/2/2020	HUS	-	(237,694)	(237,694)
USD	355,233	BRL	349,387	7/2/2020	HUS	5,846	-	5,846
USD	347,020	BRL	349,387	7/2/2020	HUS	-	(2,367)	(2,367)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	336,015	BRL	330,998	7/2/2020	HUS	$5,017	$-	$5,017
USD	276,549	BRL	275,832	7/2/2020	HUS	717	-	717
USD	263,977	BRL	257,443	7/2/2020	HUS	6,534	-	6,534
USD	256,843	BRL	257,443	7/2/2020	HUS	-	(600)	(600)
USD	244,751	BRL	239,054	7/2/2020	HUS	5,697	-	5,697
USD	209,048	BRL	202,277	7/2/2020	HUS	6,771	-	6,771
USD	212,356	BRL	202,277	7/2/2020	HUS	10,079	-	10,079
USD	210,141	BRL	202,277	7/2/2020	HUS	7,864	-	7,864
USD	207,895	BRL	202,277	7/2/2020	HUS	5,618	-	5,618
USD	172,532	BRL	165,499	7/2/2020	HUS	7,033	-	7,033
USD	146,610	BRL	147,110	7/2/2020	HUS	-	(500)	(500)
USD	128,331	BRL	128,721	7/2/2020	HUS	-	(390)	(390)
USD	138,058	BRL	128,721	7/2/2020	HUS	9,337	-	9,337
USD	96,456	BRL	91,944	7/2/2020	HUS	4,512	-	4,512
USD	96,202	BRL	91,944	7/2/2020	HUS	4,258	-	4,258
USD	94,399	BRL	91,944	7/2/2020	HUS	2,455	-	2,455
USD	73,720	BRL	73,555	7/2/2020	HUS	165	-	165
USD	57,963	BRL	55,166	7/2/2020	HUS	2,797	-	2,797
USD	56,633	BRL	55,166	7/2/2020	HUS	1,467	-	1,467
CNY	70,657	USD	70,139	7/8/2020	HUS	518	-	518
CNY	141,313	USD	140,501	7/8/2020	HUS	812	-	812
CNY	565,252	USD	565,449	7/8/2020	HUS	-	(197)	(197)
CNY	635,909	USD	635,315	7/8/2020	HUS	594	-	594
CNY	847,879	USD	846,797	7/8/2020	HUS	1,082	-	1,082
CNY	847,879	USD	847,187	7/8/2020	HUS	692	-	692
CNY	847,879	USD	848,294	7/8/2020	HUS	-	(415)	(415)
CNY	1,059,848	USD	1,060,684	7/8/2020	HUS	-	(836)	(836)
CNY	1,130,505	USD	1,128,525	7/8/2020	HUS	1,980	-	1,980
CNY	1,271,818	USD	1,268,642	7/8/2020	HUS	3,176	-	3,176
USD	2,317,351	CNY	2,331,667	7/8/2020	HUS	-	(14,316)	(14,316)
USD	1,339,916	CNY	1,342,475	7/8/2020	HUS	-	(2,559)	(2,559)
USD	1,192,173	CNY	1,201,162	7/8/2020	HUS	-	(8,989)	(8,989)
USD	348,245	CNY	353,283	7/8/2020	HUS	-	(5,038)	(5,038)
USD	348,898	CNY	353,283	7/8/2020	HUS	-	(4,385)	(4,385)
USD	279,518	CNY	282,626	7/8/2020	HUS	-	(3,108)	(3,108)
USD	279,387	CNY	282,626	7/8/2020	HUS	-	(3,239)	(3,239)
USD	208,801	CNY	211,970	7/8/2020	HUS	-	(3,169)	(3,169)
USD	209,507	CNY	211,970	7/8/2020	HUS	-	(2,463)	(2,463)
USD	208,987	CNY	211,970	7/8/2020	HUS	-	(2,983)	(2,983)
USD	139,980	CNY	141,313	7/8/2020	HUS	-	(1,333)	(1,333)
USD	139,843	CNY	141,313	7/8/2020	HUS	-	(1,470)	(1,470)
USD	139,892	CNY	141,313	7/8/2020	HUS	-	(1,421)	(1,421)
USD	69,680	CNY	70,657	7/8/2020	HUS	-	(977)	(977)
USD	69,675	CNY	70,657	7/8/2020	HUS	-	(982)	(982)
USD	69,915	CNY	70,657	7/8/2020	HUS	-	(742)	(742)
CNY	70,606	USD	70,554	7/22/2020	HUS	52	-	52
CNY	70,606	USD	70,452	7/22/2020	HUS	154	-	154
CNY	70,606	USD	70,730	7/22/2020	HUS	-	(124)	(124)
CNY	141,212	USD	141,193	7/22/2020	HUS	19	-	19
CNY	141,212	USD	141,419	7/22/2020	HUS	-	(207)	(207)
CNY	141,212	USD	141,520	7/22/2020	HUS	-	(308)	(308)
CNY	423,636	USD	424,867	7/22/2020	HUS	-	(1,231)	(1,231)
COP	551,736	USD	546,346	7/22/2020	HUS	5,390	-	5,390
CNY	564,848	USD	564,842	7/22/2020	HUS	6	-	6
CNY	564,848	USD	565,353	7/22/2020	HUS	-	(505)	(505)
CNY	564,848	USD	565,060	7/22/2020	HUS	-	(212)	(212)
CNY	635,455	USD	636,092	7/22/2020	HUS	-	(637)	(637)
CNY	635,455	USD	635,924	7/22/2020	HUS	-	(469)	(469)
CNY	635,455	USD	636,770	7/22/2020	HUS	-	(1,315)	(1,315)
COP	882,777	USD	874,155	7/22/2020	HUS	8,622	-	8,622

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
COP	956,342	USD	947,049	7/22/2020	HUS	$9,293	$-	$9,293
CNY	1,341,515	USD	1,339,443	7/22/2020	HUS	2,072	-	2,072
COP	1,540,773	USD	1,541,680	7/22/2020	HUS	-	(907)	(907)
USD	3,675,530	COP	3,931,628	7/22/2020	HUS	-	(256,098)	(256,098)
CLP	230,997	USD	231,695	7/24/2020	HUS	-	(698)	(698)
CLP	288,746	USD	289,633	7/24/2020	HUS	-	(887)	(887)
CLP	304,496	USD	319,542	7/24/2020	HUS	-	(15,046)	(15,046)
CLP	304,496	USD	319,524	7/24/2020	HUS	-	(15,028)	(15,028)
CLP	426,294	USD	445,937	7/24/2020	HUS	-	(19,643)	(19,643)
CLP	426,294	USD	446,432	7/24/2020	HUS	-	(20,138)	(20,138)
CLP	483,611	USD	517,280	7/24/2020	HUS	-	(33,669)	(33,669)
CLP	483,611	USD	516,855	7/24/2020	HUS	-	(33,244)	(33,244)
CLP	483,611	USD	518,029	7/24/2020	HUS	-	(34,418)	(34,418)
CLP	483,611	USD	519,051	7/24/2020	HUS	-	(35,440)	(35,440)
CLP	548,093	USD	575,482	7/24/2020	HUS	-	(27,389)	(27,389)
CLP	548,093	USD	575,124	7/24/2020	HUS	-	(27,031)	(27,031)
CLP	608,992	USD	638,950	7/24/2020	HUS	-	(29,958)	(29,958)
CLP	806,019	USD	863,472	7/24/2020	HUS	-	(57,453)	(57,453)
CLP	1,096,185	USD	1,171,875	7/24/2020	HUS	-	(75,690)	(75,690)
CLP	1,096,185	USD	1,118,095	7/24/2020	HUS	-	(21,910)	(21,910)
CLP	1,644,278	USD	1,757,881	7/24/2020	HUS	-	(113,603)	(113,603)
CLP	1,644,278	USD	1,677,054	7/24/2020	HUS	-	(32,776)	(32,776)
CLP	2,829,712	USD	2,838,744	7/24/2020	HUS	-	(9,032)	(9,032)
CLP	2,923,161	USD	2,921,558	7/24/2020	HUS	1,603	-	1,603
CLP	6,820,709	USD	6,821,000	7/24/2020	HUS	-	(291)	(291)
USD	7,909,447	CLP	7,910,805	7/24/2020	HUS	-	(1,358)	(1,358)
USD	7,922,234	CLP	7,910,805	7/24/2020	HUS	11,429	-	11,429
USD	5,619,481	CLP	5,614,905	7/24/2020	HUS	4,576	-	4,576
USD	553,669	CLP	553,629	7/24/2020	HUS	40	-	40
USD	442,741	CLP	442,903	7/24/2020	HUS	-	(162)	(162)
USD	442,654	CLP	442,903	7/24/2020	HUS	-	(249)	(249)
USD	442,800	CLP	442,903	7/24/2020	HUS	-	(103)	(103)
USD	443,016	CLP	442,903	7/24/2020	HUS	113	-	113
USD	387,894	CLP	387,540	7/24/2020	HUS	354	-	354
USD	332,270	CLP	332,177	7/24/2020	HUS	93	-	93
USD	15,453,059	BRL	15,017,252	8/4/2020	HUS	435,807	-	435,807
USD	2,009,536	BRL	2,019,435	8/4/2020	HUS	-	(9,899)	(9,899)
USD	570,602	BRL	569,114	8/4/2020	HUS	1,488	-	1,488
USD	548,962	BRL	550,755	8/4/2020	HUS	-	(1,793)	(1,793)
USD	422,213	BRL	422,246	8/4/2020	HUS	-	(33)	(33)
USD	402,326	BRL	403,887	8/4/2020	HUS	-	(1,561)	(1,561)
USD	384,306	BRL	385,529	8/4/2020	HUS	-	(1,223)	(1,223)
USD	364,062	BRL	367,170	8/4/2020	HUS	-	(3,108)	(3,108)
USD	309,491	BRL	312,095	8/4/2020	HUS	-	(2,604)	(2,604)
USD	218,504	BRL	220,302	8/4/2020	HUS	-	(1,798)	(1,798)
USD	73,795	BRL	73,434	8/4/2020	HUS	361	-	361
CNY	70,557	USD	70,608	8/5/2020	HUS	-	(51)	(51)
CNY	141,113	USD	141,323	8/5/2020	HUS	-	(210)	(210)
CNY	211,670	USD	211,688	8/5/2020	HUS	-	(18)	(18)
USD	6,828,736	CLP	6,826,230	9/23/2020	HUS	2,506	-	2,506
USD	2,924,834	CLP	2,925,527	9/23/2020	HUS	-	(693)	(693)
USD	1,527,744	CLP	1,523,712	9/23/2020	HUS	4,032	-	4,032
USD	1,465,810	CLP	1,462,764	9/23/2020	HUS	3,046	-	3,046
USD	1,533,179	COP	1,532,282	9/29/2020	HUS	897	-	897
PEN	564,510	USD	587,838	7/23/2020	RBS	-	(23,328)	(23,328)
USD	565,387	PEN	564,510	7/23/2020	RBS	877	-	877
PEN	563,916	USD	564,780	9/17/2020	RBS	-	(864)	(864)

						$840,329	$(4,084,928)	$(3,244,599)

*	All values denominated in USD.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International-Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500 Index	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
PLC	Public Limited Company.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Sugar #11	World Benchmark for raw sugar.
ULSD	Ultra-low-sulfur diesel.
WTI	West Texas Intermediate.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$40,658,226	$1,034,702,321	$-	$1,075,360,547

Total Investments in Securities - Assets	$40,658,226	$1,034,702,321	$-	$1,075,360,547

Financial Derivative Instruments - Assets
Futures Contracts	$6,874,617	$3,613	$-	$6,878,230
Forward Foreign Currency Contracts	-	840,329	-	840,329

Total Financial Derivative Instruments - Assets	$6,874,617	$843,942	$-	$7,718,559

Financial Derivative Instruments - Liabilities
Futures Contracts	$(9,888,618)	$(316,054)	$-	$(10,204,672)
Forward Foreign Currency Contracts	-	(4,084,928)	-	(4,084,928)

Total Financial Derivative Instruments - Liabilities	$(9,888,618)	$(4,400,982)	$-	$(14,289,600)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 20.59%
Deutsche Bundesrepublik Inflation-Linked Bond, 0.500%, Due 4/15/2030, Series I/LA B C	EUR	21,189,000	$27,850,919
French Republic Government Bond OAT, 0.700%, Due 7/25/2030, Series OATEA B D	EUR	21,028,000	27,665,288
United Kingdom Gilt Inflation-Linked, 0.125%, Due 3/22/2029, Series 3MOA B	GBP	25,880,820	41,532,803

Total Foreign Sovereign Obligations (Cost $95,367,720)			97,049,010

U.S. TREASURY OBLIGATIONS - 11.88%
United States Treasury Inflation-Protected Security,
0.125%, Due 10/15/2024B		$20,990,340	21,983,562
0.250%, Due 7/15/2029B		31,079,050	33,998,961

Total U.S. Treasury Obligations (Cost $54,689,274)			55,982,523

	Shares

SHORT-TERM INVESTMENTS - 58.19%

Investment Companies - 4.21%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C E F		19,873,089	19,873,089

	Principal Amount*

U.S. Treasury Obligations - 53.98%
U.S. Treasury Bills,
0.054%, Due 7/2/2020C		$5,000,000	4,999,987
0.002%, Due 7/9/2020C		8,000,000	7,999,796
1.475%, Due 7/16/2020		46,500,000	46,497,530
0.083%, Due 7/23/2020C		3,000,000	2,999,775
0.118%, Due 8/6/2020C		10,500,000	10,498,740
0.121%, Due 8/13/2020C		9,500,000	9,498,468
0.693%, Due 8/27/2020		50,000,000	49,988,917
0.198%, Due 9/3/2020		23,000,000	22,994,173
0.062%, Due 9/24/2020C		64,000,000	63,978,089
0.140%, Due 12/3/2020C		35,000,000	34,976,642

Total U.S. Treasury Obligations			254,432,117

Total Short-Term Investments (Cost $274,239,839)			274,305,206

TOTAL INVESTMENTS - 90.66% (Cost $424,296,833)			427,336,739
OTHER ASSETS, NET OF LIABILITIES - 9.34%			44,020,993

TOTAL NET ASSETS - 100.00%			$471,357,732

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B Inflation-Indexed Note.

C All or a portion represents positions held by the American Beacon Cayman TargetRisk Co, Ltd.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $27,665,288 or 5.87% of net assets. The Fund has no right to demand registration of these securities.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

GILT - Bank of England Bonds.

OAT - Obligations Assimilables du Trésor.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Long Futures Contracts Open on June 30, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	34	July 2020	$4,271,418	$4,274,849	$3,431
BIST 30 Index Futures	585	August 2020	1,148,916	1,148,490	(426)
CAC40 Index Futures	90	July 2020	5,003,002	4,968,283	(34,719)
DAX Index Futures	14	September 2020	4,862,030	4,846,693	(15,337)
Euro Stoxx 50 Index Futures	179	September 2020	6,279,338	6,481,660	202,322
FTSE 100 Index Futures	351	September 2020	26,650,475	26,736,971	86,496
FTSE China A50 Index Futures	37	July 2020	505,361	506,993	1,632
FTSE/JSE Top 40 Index Futures	46	September 2020	1,292,447	1,333,198	40,751
FTSE/MIB Index Futures	32	September 2020	3,521,899	3,467,390	(54,509)
Hang Seng China Enterprises Index Futures	39	July 2020	2,459,424	2,427,404	(32,020)
Hang Seng Index Futures	17	July 2020	2,683,875	2,659,177	(24,698)
KOSPI 200 Index Futures	73	September 2020	4,375,029	4,260,382	(114,647)
MSCI SING IX ETS Futures	73	July 2020	1,572,660	1,549,731	(22,929)
MSCI Taiwan Stock Index Futures	36	July 2020	1,551,352	1,557,720	6,368
NASDAQ 100 E-Mini Futures	62	September 2020	12,027,958	12,582,590	554,632
Nikkei 225 (SGX) Futures	99	September 2020	10,462,958	10,204,862	(258,096)
OMXS30 Index Futures	77	July 2020	1,370,000	1,376,888	6,888
S&P 500 E-Mini Index Futures	151	September 2020	22,957,733	23,331,010	373,277
S&P/TSX 60 Index Futures	61	September 2020	8,229,816	8,343,915	114,099
SGX NIFTY 50 Index Futures	13	July 2020	269,449	267,150	(2,299)
SPI 200 Futures	15	September 2020	1,519,445	1,524,777	5,332
TOPIX Index Futures	39	September 2020	5,813,244	5,629,220	(184,024)

			$128,827,829	$129,479,353	$651,524

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	102	September 2020	$10,389,288	$10,473,245	$83,957
Australian 3-Year Bond Futures	128	September 2020	10,339,403	10,340,220	817
Canadian 10-Year Bond Futures	61	September 2020	6,901,854	6,911,476	9,622
Euro OAT Futures	90	September 2020	16,734,288	16,951,924	217,636
Euro-Bobl Futures	200	September 2020	30,210,526	30,329,994	119,468
Euro-BTP Futures	63	September 2020	9,973,253	10,183,894	210,641
Euro-Bund Futures	167	September 2020	32,809,537	33,119,464	309,927
Euro-Buxl 30-Year Bond Futures	14	September 2020	3,391,739	3,459,750	68,011
Japanese 10-Year Government Bond Futures	46	September 2020	64,787,184	64,734,430	(52,754)
Korea 10-Year Government Bond Futures	39	September 2020	4,326,718	4,330,091	3,373
Korea 3-Year Government Bond Futures	54	September 2020	5,025,586	5,029,854	4,268
Long GILT Futures	388	September 2020	65,945,381	66,171,089	225,708
U.S. Long Bond Futures	152	September 2020	26,896,148	27,141,500	245,352
U.S. Treasury 10-Year Note Futures	285	September 2020	39,492,522	39,663,985	171,463
U.S. Treasury 2-Year Note Futures	66	September 2020	14,567,933	14,574,656	6,723
U.S. Treasury 5-Year Note Futures	235	September 2020	29,460,425	29,549,414	88,989
U.S. Ultra Bond Futures	79	September 2020	17,051,353	17,234,344	182,991

			$388,303,138	$390,199,330	$1,896,192

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Centrally Cleared Swap Agreements Outstanding on June 30, 2020:

Credit Default Swaps on Credit Indices-Sell Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 6/30/2020(2) (%)	Curr	Notional Amount(3) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	5.00	Quarterly	6/20/2025	3.8037	EUR	10,000	$477,096	$594,205	$117,109
iTraxx Europe Senior Financials	1.00	Quarterly	6/20/2025	0.6622	EUR	55,000	871,356	1,018,808	147,452
Markit CDX NA.HY-31 5-Year Index Version 1	1.00	Quarterly	6/20/2025	0.7528	USD	80,000	781,301	935,034	153,733
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	6/20/2025	0.9945	USD	25,000	(10,405)	(150,867)	(140,462)

							$2,119,348	$2,397,180	$277,832

OTC Swap Agreements Outstanding on June 30, 2020:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Monthly	7/7/2020	544,000	46,769,635	$-	$771,395

									$-	$771,395

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Forward Foreign Currency Contracts Open on June 30, 2020:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	31,176,873	GBP	30,511,062	7/16/2020	SSB	$665,811	$-	$665,811
USD	23,573,633	EUR	23,367,706	7/16/2020	SSB	205,927	-	205,927
USD	20,583,986	EUR	20,404,175	7/16/2020	SSB	179,811	-	179,811
USD	3,677,515	EUR	3,653,434	7/16/2020	SSB	24,081	-	24,081
USD	2,753,384	EUR	2,751,153	7/16/2020	SSB	2,231	-	2,231
USD	2,538,961	GBP	2,486,399	7/16/2020	SSB	52,562	-	52,562
USD	2,272,068	GBP	2,214,264	7/16/2020	SSB	57,804	-	57,804
USD	2,004,975	GBP	1,959,379	7/16/2020	SSB	45,596	-	45,596
USD	1,957,600	GBP	1,956,706	7/16/2020	SSB	894	-	894
USD	1,890,830	GBP	1,869,089	7/16/2020	SSB	21,741	-	21,741
USD	1,546,533	EUR	1,533,616	7/16/2020	SSB	12,917	-	12,917
USD	1,391,580	EUR	1,385,341	7/16/2020	SSB	6,239	-	6,239
USD	1,378,263	EUR	1,375,865	7/16/2020	SSB	2,398	-	2,398
USD	1,385,601	EUR	1,370,346	7/16/2020	SSB	15,255	-	15,255
USD	1,365,688	GBP	1,348,886	7/16/2020	SSB	16,802	-	16,802
USD	1,319,852	EUR	1,305,321	7/16/2020	SSB	14,531	-	14,531
USD	1,030,072	EUR	1,029,991	7/16/2020	SSB	81	-	81

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	971,585	EUR	970,798	7/16/2020	SSB	$787	$-	$787
USD	742,509	EUR	744,233	7/16/2020	SSB	-	(1,724)	(1,724)
USD	686,388	EUR	689,129	7/16/2020	SSB	-	(2,741)	(2,741)
USD	685,442	EUR	686,850	7/16/2020	SSB	-	(1,408)	(1,408)
USD	686,335	GBP	684,303	7/16/2020	SSB	2,032	-	2,032
USD	685,258	EUR	684,066	7/16/2020	SSB	1,192	-	1,192
USD	680,460	EUR	674,516	7/16/2020	SSB	5,944	-	5,944
USD	459,347	GBP	458,935	7/16/2020	SSB	412	-	412
USD	231,018	JPY	229,954	7/16/2020	SSB	1,064	-	1,064
USD	218,460	JPY	217,611	7/16/2020	SSB	849	-	849
USD	221,296	GBP	216,570	7/16/2020	SSB	4,726	-	4,726
USD	214,115	GBP	213,286	7/16/2020	SSB	829	-	829
USD	211,602	CAD	212,498	7/16/2020	SSB	-	(896)	(896)
USD	215,499	GBP	212,065	7/16/2020	SSB	3,434	-	3,434
USD	197,615	CAD	197,059	7/16/2020	SSB	556	-	556
USD	170,689	EUR	169,867	7/16/2020	SSB	822	-	822
USD	168,126	AUD	167,391	7/16/2020	SSB	735	-	735
USD	166,376	HKD	166,395	7/16/2020	SSB	-	(19)	(19)
USD	136,265	EUR	136,545	7/16/2020	SSB	-	(280)	(280)
USD	106,555	EUR	106,980	7/16/2020	SSB	-	(425)	(425)
USD	104,148	CAD	103,483	7/16/2020	SSB	665	-	665
USD	102,031	HKD	102,036	7/16/2020	SSB	-	(5)	(5)
USD	88,411	SGD	88,260	7/16/2020	SSB	151	-	151
USD	85,692	JPY	85,363	7/16/2020	SSB	329	-	329
USD	79,079	CAD	79,311	7/16/2020	SSB	-	(232)	(232)
USD	58,263	CAD	58,135	7/16/2020	SSB	128	-	128
USD	46,344	SEK	46,643	7/16/2020	SSB	-	(299)	(299)
USD	38,074	HKD	38,078	7/16/2020	SSB	-	(4)	(4)
USD	33,575	EUR	33,517	7/16/2020	SSB	58	-	58
USD	32,656	SGD	32,610	7/16/2020	SSB	46	-	46
USD	27,010	ZAR	26,662	7/16/2020	SSB	348	-	348
USD	25,216	AUD	25,255	7/16/2020	SSB	-	(39)	(39)
USD	24,418	ZAR	24,033	7/16/2020	SSB	385	-	385
USD	23,896	AUD	24,000	7/16/2020	SSB	-	(104)	(104)
USD	21,224	CAD	21,139	7/16/2020	SSB	85	-	85
USD	19,237	TRY	19,370	7/16/2020	SSB	-	(133)	(133)
USD	18,667	AUD	18,713	7/16/2020	SSB	-	(46)	(46)
USD	14,758	SEK	14,790	7/16/2020	SSB	-	(32)	(32)
USD	13,915	SEK	13,884	7/16/2020	SSB	31	-	31
USD	13,147	SGD	13,121	7/16/2020	SSB	26	-	26
USD	12,447	AUD	12,407	7/16/2020	SSB	40	-	40
USD	12,095	TRY	12,196	7/16/2020	SSB	-	(101)	(101)
USD	9,013	SEK	9,140	7/16/2020	SSB	-	(127)	(127)
USD	7,483	ZAR	7,359	7/16/2020	SSB	124	-	124
USD	4,999	TRY	5,040	7/16/2020	SSB	-	(41)	(41)
USD	3,011	SEK	3,018	7/16/2020	SSB	-	(7)	(7)
USD	2,574	SEK	2,568	7/16/2020	SSB	6	-	6
USD	2,047	ZAR	2,039	7/16/2020	SSB	8	-	8
USD	2,021	HKD	2,021	7/16/2020	SSB	-	-	-
USD	1,533	ZAR	1,526	7/16/2020	SSB	7	-	7
USD	851	ZAR	850	7/16/2020	SSB	1	-	1

						$1,350,501	$(8,663)	$1,341,838

*	All values denominated in USD.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$97,049,010	$-	$97,049,010
U.S. Treasury Obligations	-	55,982,523	-	55,982,523
Short-Term Investments	19,873,089	254,432,117	-	274,305,206

Total Investments in Securities – Assets	$19,873,089	$407,463,650	$-	$427,336,739

Financial Derivative Instruments – Assets
Futures Contracts	$3,344,174	$-	$-	$3,344,174
Swap Contract Agreements	-	1,189,689	-	1,189,689
Forward Foreign Currency Contracts	-	1,350,501	-	1,350,501

Total Financial Derivative Instruments – Assets	$3,344,174	$2,540,190	$-	$5,884,364

Financial Derivative Instruments – Liabilities
Futures Contracts	$(796,458)	$-	$-	$(796,458)
Swap Contract Agreements	-	(140,462)	-	(140,462)
Forward Foreign Currency Contracts	-	(8,663)	-	(8,663)

Total Financial Derivative Instruments – Liabilities	$(796,458)	$(149,125)	$-	$(945,583)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
BIST 30	Bora Istanbul 30 Index.
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500 Index	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
OTC	Over-the-Counter.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2020 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Assets:
Investments in unaffiliated securities, at fair value†	$1,034,702,321	$407,463,650
Investments in affiliated securities, at fair value‡	40,658,226	19,873,089
Foreign currency, at fair value^	-	1,636,278
Foreign currency deposits with brokers for futures contracts and swap agreements, at fair value¤	15,330,522	13,856,370
Cash collateral held at custodian for the benefit of the broker	5,780,373	6,107,120
Dividends and interest receivable	1,569	231,222
Deposits with broker for futures contracts and swap agreements	30,904,970	13,632,858
Receivable for fund shares sold	9,234,004	2,578,161
Unrealized appreciation from forward foreign currency contracts	840,329	1,350,501
Receivable for variation margin on open futures contracts (Note 5)	-	2,094,648
Receivable for variation margin on open centally cleared swap agreements (Note 5)	-	2,580,221
OTC swap agreements, at fair value	-	771,395
Prepaid expenses	140,281	98,208

Total assets	1,137,592,595	472,273,721

Liabilities:
Payable for fund shares redeemed	1,014,556	122,045
Payable for expense reimbursement (Note 2)	151,457	25,389
Payable for investments purchased	-	184,963
Management and sub-advisory fees payable (Note 2)	1,228,524	315,158
Service fees payable (Note 2)	14,126	11,830
Transfer agent fees payable (Note 2)	57,036	23,883
Custody and fund accounting fees payable	607,751	2,401
Professional fees payable	34,188	36,900
Payable for prospectus and shareholder reports	48,549	-
Unrealized depreciation from forward foreign currency contracts	4,084,928	8,663
Payable for variation margin from open futures contracts (Note 5)	3,295,087	-
Payable for variation margin from open centrally cleared swap agreements (Note 5)	-	183,042
Other liabilities	14,670	1,715

Total liabilities	10,550,872	915,989

Net assets	$1,127,041,723	$471,357,732

Analysis of net assets:
Paid-in-capital	$1,088,964,642	$468,253,153
Total distributable earnings (deficits)B	38,077,081	3,104,579

Net assets	$1,127,041,723	$471,357,732

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2020 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassC	35,780,337	3,187,441

Y Class	68,313,886	34,059,682

Investor Class	2,354,036	1,182,121

A Class	369,223	232,917

C Class	824,168	787,752

Net assets:
R5 ClassC	$376,101,605	$38,125,117

Y Class	$714,485,018	$407,073,285

Investor Class	$24,350,057	$14,080,887

A Class	$3,820,803	$2,770,278

C Class	$8,284,240	$9,308,165

Net asset value, offering and redemption price per share:
R5 ClassC	$10.51	$11.96

Y Class	$10.46	$11.95

Investor Class	$10.34	$11.91

A Class	$10.35	$11.89

A Class (offering price)	$10.98	$12.62

C Class	$10.05	$11.82

† Cost of investments in unaffiliated securities	$1,034,458,333	$404,423,744
‡ Cost of investments in affiliated securities	$40,658,226	$19,873,089
¤ Cost of foreign currency deposits with broker for futures contracts	$15,146,928	$13,906,940
^ Cost of foreign currency	$-	$1,641,322

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

C Formerly known as Institutional Class.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2020 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Investment income:
Dividend income from affiliated securities (net of foreign taxes)† (Note 2)	$105,230	$34,764
Interest income (net of foreign taxes)†	5,795,385	-

Total investment income	5,900,615	34,764

Expenses:
Management and sub-advisory fees (Note 2)	7,364,442	1,249,473
Transfer agent fees:
R5 Class (Note 2)B	80,105	3,127
Y Class (Note 2)	259,659	74,738
Investor Class	1,009	788
A Class	185	674
C Class	169	687
Custody and fund accounting fees	956,605	55,868
Professional fees	61,138	52,141
Registration fees and expenses	48,755	73,062
Service fees (Note 2):
Investor Class	44,906	21,424
A Class	1,585	155
C Class	2,556	2,899
Distribution fees (Note 2):
A Class	5,101	2,387
C Class	36,259	36,883
Prospectus and shareholder report expenses	71,892	3,453
Trustee fees (Note 2)	37,932	5,138
Dividends and interest on securities sold short	474	-
Other expenses	88,311	47,394

Total expenses	9,061,083	1,630,291

Net fees waived and expenses (reimbursed) (Note 2)	(254,730)	(18,293)

Net expenses	8,806,353	1,611,998

Net investment (loss)	(2,905,738)	(1,577,234)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	(63,200)	958,577
Foreign currency transactions	132,594	547,626
Forward foreign currency contracts	19,806,052	(917,674)
Futures contracts	28,278,790	787,066
Swap agreements	-	(4,914,785)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	52,841	2,469,943
Foreign currency transactions	(358,511)	(77,544)
Forward foreign currency contracts	2,409,083	1,983,541
Futures contracts	(17,857,931)	3,080,177
Swap agreements	-	(2,113,040)

Net gain from investments	32,399,718	1,803,887

Net increase in net assets resulting from operations	$29,493,980	$226,653

† Foreign taxes	$22,283	$10,638

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

B Formerly known as Institutional Class.

C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.

D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,905,738)	$5,158,236	$(1,577,234)	$(281,907)
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	48,154,236	23,404,405	(3,539,190)	7,005,228
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(15,754,518)	(22,698,429)	5,343,077	2,525,164

Net increase in net assets resulting from operations	29,493,980	5,864,212	226,653	9,248,485

Distributions to shareholders:
Total retained earnings:
R5 ClassB	-	(15,911,068)	-	(547,525)
Y Class	-	(26,890,090)	-	(4,646,898)
Investor Class	-	(742,167)	-	(552,502)
A ClassC	-	(165,970)	-	(59,924)
C ClassC	-	(225,505)	-	(232,392)

Net distributions to shareholders	-	(43,934,800)	-	(6,039,241)

Capital share transactions (Note 11):
Proceeds from sales of shares	443,552,860	387,529,072	357,765,882	154,498,103
Reinvestment of dividends and distributions	-	41,023,690	-	6,001,429
Cost of shares redeemed	(356,920,517)	(302,826,349)	(33,334,384)	(42,009,205)

Net increase in net assets from capital share transactions	86,632,343	125,726,413	324,431,498	118,490,327

Net increase in net assets	116,126,323	87,655,825	324,658,151	121,699,571

Net assets:
Beginning of period	1,010,915,400	923,259,575	146,699,581	25,000,010

End of period	$1,127,041,723	$1,010,915,400	$471,357,732	$146,699,581

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Formerly known as Institutional Class.
C Class commenced operations April 30, 2019 in the AHL TargetRisk Fund.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of June 30, 2020, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2020, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Company, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Funds. All intercompany accounts and transactions have been eliminated in consolidation for the Funds.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Funds expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2020	% of Total Net Assets of the CFC Fund at June 30, 2020
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$267,671,213	23.7%
American Beacon Cayman TargetRisk Company, Ltd.	December 31, 2018	100,780,506	21.4%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The AHL TargetRisk Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2020 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,909,300
Sub-Advisor Fees	1.00%	5,455,142

Total	1.35%	$7,364,442

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$485,906
Sub-Advisor Fees	0.55%	763,567

Total	0.90%	$1,249,473

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$319,615
AHL TargetRisk	76,216

As of June 30, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$53,229
AHL TargetRisk	22,562

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”) as shown below:

Affiliated Security	Type of Transaction	Fund	June 30, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	AHL Managed Futures Strategy	40,658,226	$-	$-	$105,230	$40,658,226
U.S. Government Money Market Select Fund	Direct	AHL TargetRisk	19,873,089	-	-	34,764	19,873,089

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2020, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$16,095
AHL TargetRisk	10,721

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2020, the Funds did not uilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 6/30/2020	Reimbursed Expenses	(Recouped) Expenses
AHL Managed Futures Strategy	R5*	1.54%	1.54%	$155,811	$(17,986)	2023
AHL Managed Futures Strategy	Y	1.64%	1.61%	87,891	(28,851)	2023
AHL Managed Futures Strategy	Investor	1.92%	1.92%	10,251	(2,886)	2023
AHL Managed Futures Strategy	A	1.94%	1.87%	310	(502)	2023
AHL Managed Futures Strategy	C	2.69%	2.62%	467	(1,159)	2023
AHL TargetRisk	R5*	1.04%	1.04%	5,065	(1,478)	2023
AHL TargetRisk	Y	1.14%	1.11%	10,926	(30,392)	2023
AHL TargetRisk	Investor	1.42%	1.42%	1,708	(828)	2023
AHL TargetRisk	A	1.44%	1.44%	315	(858)	2023
AHL TargetRisk	C	2.19%	2.19%	279	(1,983)	2023

*	Formerly Institutional Class.

Of these amounts, $151,457 and $25,389 were disclosed as a payable to the Manager on the Statements of Assets and Liabilities at June 30, 2020 for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that a reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$95,081	$1,572,721	$358,076	2020
AHL Managed Futures Strategy	–	768,102	–	2021
AHL Managed Futures Strategy	–	300,757	–	2022
AHL TargetRisk	56,512	5,354	–	2021
AHL TargetRisk	34,214	323,133	–	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2020, RID collected $608 and $4,842 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2020, CDSC fees of $15 were collected for the Class A Shares of the AHL TargetRisk Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2020, CDSC fees of $744 and $1,082 were collected for the Class C Shares of AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the period ended June 30, 2020 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the period ended June 30, 2020, the Funds entered into forward foreign currency contracts primarily for investing and/or hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended June 30, 2020
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$297,471,024	$380,549,398
AHL TargetRisk	4,194,703	62,669,885

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2020, the Funds entered into futures contracts primarily for investing and/or hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2020
AHL Managed Futures Strategy	39,037
AHL TargetRisk	2,101

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2020, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the period ended June 30, 2020, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Period EndedJune 30, 2020
AHL TargetRisk	127,500,000

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2020
AHL TargetRisk	21,312,093

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$840,329	$–	$–	$–	$840,329
Receivable for variation margin from open futures contracts(2)	–	353,754	2,819,165	1,888,817	1,816,494	6,878,230

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(4,084,928)	$–	$–	$–	$(4,084,928)
Payable for variation margin from open futures contracts(2)	–	(2,459,503)	(7,074,134)	(165,816)	(505,219)	(10,204,672)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$19,806,052	$–	$–	$–	$19,806,052
Futures contracts	–	7,496,169	54,305,194	40,202,351	(73,724,924)	28,278,790

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$2,409,083	$–	$–	$–	$2,409,083
Futures contracts	–	(7,546,641)	(8,258,739)	2,039,177	(4,091,728)	(17,857,931)

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$1,350,501	$–	$–	$–	$1,350,501
Receivable for variation margin from open futures contracts(2)	–	–	–	1,948,946	1,395,228	3,344,174
Unrealized appreciation from swap agreements	418,294	–	–	–	771,395	1,189,689

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(8,663)	$–	$–	$–	$(8,663)
Payable for variation margin from open futures contracts(2)	–	–	–	(52,754)	(743,704)	(796,458)
Unrealized depreciation from swap agreements	(140,462)	–	–	–	–	(140,462)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(917,674)	$–	$–	$–	$(917,674)
Futures contracts	–	–	–	7,507,152	(6,720,086)	787,066
Swap agreements	(2,321,187)	–	–	–	(2,593,598)	(4,914,785)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$1,983,541	$–	$–	$–	$1,983,541
Futures contracts	–	–	–	3,364,886	(284,709)	3,080,177
Swap agreements	(2,268,002)	–	–	–	154,962	(2,113,040)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2020.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of June 30, 2020:
	Assets	Liabilities
Futures Contracts(1)	$6,878,230	$10,204,672
Forward Foreign Currency Contracts(2)	840,329	4,084,928

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,718,559	$14,289,600

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(6,878,230)	$(10,204,672)

Total derivative assets and liabilities subject to an MNA	$840,329	$4,084,928

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2020:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
Deutsche Bank AG	$238,301	$(238,301)	$-	$-	$-
HSBC Bank (USA)	601,151	(601,151)	-	-	-
Royal Bank of Scotland PLC	877	(877)	-	-	-

Total	$840,329	$(840,329)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Deutsche Bank AG	$1,281,854	$(238,301)	$-	$—	$1,043,553
HSBC Bank (USA)	2,778,882	(601,151)	-	(210,372)	1,967,359
Royal Bank of Scotland PLC	24,192	(877)	-	—	23,315

Total	$4,084,928	$(840,329)	$-	$(210,372)	$3,034,227

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of June 30, 2020:
	Assets	Liabilities
Futures Contracts(1)	$3,344,174	$796,458
Swap Agreement - Centrally cleared(1)	418,294	140,462
Swap Agreement - OTC(2)	771,395	—
Forward Foreign Currency Contracts(2)	1,350,501	8,663

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,884,364	$945,583

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,762,468)	$(936,920)

Total derivative assets and liabilities subject to an MNA	$2,121,896	$8,663

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2020:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
JPMorgan Chase Bank, N.A.	$771,395	$-	$-	$(771,395)	$-
State Street Bank & Trust Co.	1,350,501	(8,663)	-	-	1,341,838

Total	$2,121,896	$(8,663)	$-	$(771,395)	$1,341,838

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
State Street Bank & Trust Co.	$8,663	$(8,663)	$-	$-	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit).

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to the Funds. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Funds’ performance to the extent the Funds are exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund would generate a negative return on that investment.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Funds at such times may have a significant adverse effect on a Funds’ NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Funds’ ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Timing Risk

The Fund is subject to the risk of market timing activities by investors due to the Fund’s investments in high yield, and foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

which they trade, which typically is prior to the Fund’s calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Non-Diversification Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ NAV since it may increase the exposure of the Fund to certain markets.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasisovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiary Risk
There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, each Fund wholly owns and controls its respective Subsidiary, and each Fund and its respective Subsidiary are both

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the Funds must derive at least 90 percent of its gross income for each taxable year from “qualifying income” under Subchapter M. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments – and a Fund, therefore will restrict its gross income from direct investments therein to a maximum of 10% of its gross income for each taxable year – a Fund’s investment in a Subsidiary is expected to provide a Fund with exposure to the commodities markets within the limitations of the requirements of Subchapter M.

The IRS issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as a Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from a Subsidiary may be materially adversely affected further by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions a Fund makes. If a Fund were unable to qualify as a RIC for one or more taxable years, it would incur potentially significant federal income tax expense. In certain such instances, its income available for distribution to shareholders would be reduced and all such distributions from current or accumulated earnings and profits would be taxable to them as dividend income. In that event, a Fund may not utilize all the potential additional investment strategies.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service for AHL Managed Futures Strategy Fund. The two year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service for AHL TargetRisk Fund. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

As of June 30, 2020, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$1,071,473,327	$22,970,520	$(4,127,469)	$18,843,051
AHL TargetRisk	431,218,104	15,185	(2,251,851)	(2,236,666)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$-	$-	$-	$-
AHL TargetRisk	111,444,150	63,183,646	77,180,395	48,909,807

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2020 are as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	June 30, 2020 Shares/Fair Value
AHL Managed Futures Strategy	Direct	$21,740,982	$538,020,525	$519,103,281	$40,658,226
AHL TargetRisk	Direct	5,176,875	323,844,291	309,148,077	19,873,089

9.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. Effective August 6, 2020, the Committed Line was reduced from $250 million to $150 million. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2020, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	8,573,278	$92,106,759	5,523,825	$58,583,179
Reinvestment of dividends	-	-	1,438,862	14,719,562
Shares redeemed	(6,820,420)	(74,180,002)	(10,209,295)	(107,993,004)

Net increase (decrease) in shares outstanding	1,752,858	$17,926,757	(3,246,608)	$(34,690,263)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	31,319,785	$335,945,913	29,821,234	$313,727,954
Reinvestment of dividends	-	-	2,476,697	25,237,540
Shares redeemed	(25,352,444)	(273,715,042)	(17,263,378)	(182,376,411)

Net increase in shares outstanding	5,967,341	$62,230,871	15,034,553	$156,589,083

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	961,242	$10,175,921	571,566	$6,048,728
Reinvestment of dividends	-	-	72,388	730,397
Shares redeemed	(465,470)	(4,981,824)	(435,062)	(4,608,458)

Net increase in shares outstanding	495,772	$5,194,097	208,892	$2,170,667

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	294,432	$3,105,477	595,806	$6,284,846
Reinvestment of dividends	-	-	15,181	153,174
Shares redeemed	(344,935)	(3,636,774)	(601,608)	(6,325,478)

Net increase (decrease) in shares outstanding	(50,503)	$(531,297)	9,379	$112,542

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	217,513	$2,218,790	281,963	$2,884,365
Reinvestment of dividends	-	-	18,599	183,017
Shares redeemed	(39,987)	(406,875)	(150,522)	(1,522,998)

Net increase in shares outstanding	177,526	$1,811,915	150,040	$1,544,384

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	2,306,889	$27,353,499	1,011,041	$12,665,501
Reinvestment of dividends	-	-	44,728	547,021
Shares redeemed	(162,893)	(1,942,027)	(2,492,324)	(30,547,335)

Net increase (decrease) in shares outstanding	2,143,996	$25,411,472	(1,436,555)	$(17,334,813)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	26,667,978	$315,828,623	9,844,871	$121,540,614
Reinvestment of dividends	-	-	377,186	4,612,984
Shares redeemed	(2,342,067)	(27,494,476)	(498,286)	(6,193,664)

Net increase in shares outstanding	24,325,911	$288,334,147	9,723,771	$119,959,934

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	612,287	$7,180,470	1,047,196	$12,947,060
Reinvestment of dividends	-	-	45,009	549,107
Shares redeemed	(127,937)	(1,509,517)	(404,435)	(4,935,327)

Net increase in shares outstanding	484,350	$5,670,953	687,770	$8,560,840

	A Class
	Six Months Ended June 30, 2020		April 30, 2019B December 31, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	126,665	$1,485,066	129,968	$1,601,555
Reinvestment of dividends	-	-	4,916	59,925
Shares redeemed	(14,957)	(173,178)	(13,675)	(169,113)

Net increase in shares outstanding	111,708	$1,311,888	121,209	$1,492,367

	C Class
	Six Months Ended June 30, 2020		April 30, 2019B December 31, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	504,062	$5,918,224	466,000	$5,743,373
Reinvestment of dividends	-	-	19,111	232,392
Shares redeemed	(188,095)	(2,215,186)	(13,326)	(163,766)

Net increase in shares outstanding	315,967	$3,703,038	471,785	$5,811,999

A Formerly known as Institutional Class.

B Commencement of operations.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,
	2020		2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.22		$10.63	$10.57	$10.44	$10.46	$10.95

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)B	0.04	(0.02)	(0.08)	0.20	(0.06)
Net gains (losses) on investments (both realized and unrealized)	0.31		0.01	0.28	0.63	(0.22)	(0.07)

Total income (loss) from investment operations	0.29		0.05	0.26	0.55	(0.02)	(0.13)

Less distributions:
Dividends from net investment income	–		(0.27)	(0.14)	–	–	(0.21)
Distributions from net realized gains	–		(0.19)	(0.06)	(0.42)	–	(0.15)
Tax return of capital	–		–	–	–	–	(0.00	)C

Total distributions	–		(0.46)	(0.20)	(0.42)	–	(0.36)

Net asset value, end of period	$10.51		$10.22	$10.63	$10.57	$10.44	$10.46

Total returnD	2.84	%E	0.43%	2.42%	5.31%	(0.19)%	(1.15)%

Ratios and supplemental data:
Net assets, end of period	$376,101,605		$347,611,671	$396,044,490	$391,617,624	$353,601,987	$20,932,502
Ratios to average net assets:
Expenses, before reimbursements	1.62	%F	1.60%	1.71%	1.98%	1.90%	2.25%
Expenses, net of reimbursements	1.54	%F	1.54%	1.54%	1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements	(0.54	)%F	0.52%	(0.40)%	(1.20)%	(1.69)%	(2.29)%
Net investment income (loss), net of reimbursements	(0.46	)%F	0.58%	(0.23)%	(0.77)%	(1.33)%	(1.57)%
Portfolio turnover rateG	–%		–%	–%	–%	–%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,
	2020		2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.17		$10.58	$10.53	$10.41	$10.45	$10.94

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)A	0.08	0.10	(0.07)	(0.08)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	0.32		(0.05)	0.14	0.61	0.04	(0.08)

Total income (loss) from investment operations	0.29		0.03	0.24	0.54	(0.04)	(0.13)

Less distributions:
Dividends from net investment income	–		(0.25)	(0.13)	–	–	(0.21)
Distributions from net realized gains	–		(0.19)	(0.06)	(0.42)	–	(0.15)
Tax return of capital	–		–	–	–	–	(0.00	)B

Total distributions	–		(0.44)	(0.19)	(0.42)	–	(0.36)

Net asset value, end of period	$10.46		$10.17	$10.58	$10.53	$10.41	$10.45

Total returnC	2.85	%D	0.34%	2.28%	5.23%	(0.38)%	(1.15)%

Ratios and supplemental data:
Net assets, end of period	$714,485,018		$634,005,786	$500,530,112	$101,513,775	$52,391,912	$33,817,374
Ratios to average net assets:
Expenses, before reimbursements	1.66	%E	1.63%	1.72%	2.04%	1.97%	2.28%
Expenses, net of reimbursements	1.63	%E	1.64%	1.64%	1.64%	1.64%	1.64%
Net investment income (loss), before expense reimbursements	(0.58	)%E	0.48%	0.71%	(1.25)%	(1.76)%	(1.70)%
Net investment income (loss), net of reimbursements	(0.55	)%E	0.47%	0.79%	(0.84)%	(1.44)%	(1.06)%
Portfolio turnover rateF	–%		–%	–%	–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,
	2020		2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.07		$10.48	$10.44	$10.35	$10.41	$10.93

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)A	0.06	(0.12)	(0.11)	(0.25)	(0.09)
Net gains (losses) on investments (both realized and unrealized)	0.31		(0.05)	0.31	0.62	0.19	(0.08)

Total income (loss) from investment operations	0.27		0.01	0.19	0.51	(0.06)	(0.17)

Less distributions:
Dividends from net investment income	–		(0.23)	(0.09)	–	–	(0.20)
Distributions from net realized gains	–		(0.19)	(0.06)	(0.42)	–	(0.15)
Tax return of capital	–		–	–	–	–	(0.00	)B

Total distributions	–		(0.42)	(0.15)	(0.42)	–	(0.35)

Net asset value, end of period	$10.34		$10.07	$10.48	$10.44	$10.35	$10.41

Total returnC	2.68	%D	0.08%	1.85%	4.98%	(0.58)%	(1.54)%

Ratios and supplemental data:
Net assets, end of period	$24,350,057		$18,716,672	$17,292,936	$20,241,387	$31,223,150	$37,185,001
Ratios to average net assets:
Expenses, before reimbursements	2.01	%E	1.94%	1.97%	2.20%	2.13%	2.40%
Expenses, net of reimbursements	1.92	%E	1.92%	1.92%	1.92%	1.92%	1.92%
Net investment income (loss), before expense reimbursements	(0.95	)%E	0.17%	(0.95)%	(1.48)%	(1.93)%	(2.07)%
Net investment income (loss), net of reimbursements	(0.84	)%E	0.19%	(0.90)%	(1.20)%	(1.72)%	(1.59)%
Portfolio turnover rateF	–%		–%	–%	–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,
	2020		2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$10.08		$10.49	$10.53		$10.36	$10.44	$10.93

Income (loss) from investment operations:
Net investment income (loss)	(0.13)		0.04	(0.06	)A	(0.41)	0.23	(0.52)
Net gains (losses) on investments (both realized and unrealized)	0.40		(0.03)	0.18		1.00	(0.31)	0.36

Total income (loss) from investment operations	0.27		0.01	0.12		0.59	(0.08)	(0.16)

Less distributions:
Dividends from net investment income	–		(0.23)	(0.10)		–	–	(0.18)
Distributions from net realized gains	–		(0.19)	(0.06)		(0.42)	–	(0.15)
Tax return of capital	–		–	–		–	–	(0.00	)B

Total distributions	–		(0.42)	(0.16)		(0.42)	–	(0.33)

Net asset value, end of period	$10.35		$10.08	$10.49		$10.53	$10.36	$10.44

Total returnC	2.68	%D	0.06%	1.14%		5.77%	(0.77)%	(1.45)%

Ratios and supplemental data:
Net assets, end of period	$3,820,803		$4,229,124	$4,303,787		$3,408,861	$23,330,824	$9,890,720
Ratios to average net assets:
Expenses, before reimbursements	1.93	%E	1.89%	2.05%		2.35%	2.29%	2.55%
Expenses, net of reimbursements	1.92	%E	1.94%	1.94%		1.94%	1.94%	1.94%
Net investment income (loss), before expense reimbursements	(0.83	)%E	0.22%	(0.72)%		(1.62)%	(2.08)%	(3.59)%
Net investment income (loss), net of reimbursements	(0.82	)%E	0.17%	(0.61)%		(1.21)%	(1.74)%	(2.98)%
Portfolio turnover rateF	–%		–%	–%		–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,
	2020		2019		2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$9.82		$10.25		$10.19	$10.20	$10.34	$10.90

Income (loss) from investment operations:
Net investment (loss)	(0.08	)A	(0.06	)A	(0.17)	(0.17)	(0.08)	(0.09)
Net gains (losses) on investments (both realized and unrealized)	0.31		(0.02)		0.30	0.58	(0.06)	(0.16)

Total income (loss) from investment operations	0.23		(0.08)		0.13	0.41	(0.14)	(0.25)

Less distributions:
Dividends from net investment income	–		(0.16)		(0.01)	–	–	(0.16)
Distributions from net realized gains	–		(0.19)		(0.06)	(0.42)	–	(0.15)
Tax return of capital	–		–		–	–	–	(0.00	)B

Total distributions	–		(0.35)		(0.07)	(0.42)	–	(0.31)

Net asset value, end of period	$10.05		$9.82		$10.25	$10.19	$10.20	$10.34

Total returnC	2.34	%D	(0.78)%		1.30%	4.06%	(1.35)%	(2.30)%

Ratios and supplemental data:
Net assets, end of period	$8,284,240		$6,352,147		$5,088,250	$5,702,799	$4,300,637	$2,151,492
Ratios to average net assets:
Expenses, before reimbursements	2.68	%E	2.64%		2.78%	3.10%	3.04%	3.32%
Expenses, net of reimbursements	2.67	%E	2.69%		2.69%	2.69%	2.69%	2.69%
Net investment (loss), before expense reimbursements	(1.61	)%E	(0.53)%		(1.61)%	(2.31)%	(2.84)%	(2.88)%
Net investment (loss), net of reimbursements	(1.60	)%E	(0.58)%		(1.52)%	(1.90)%	(2.49)%	(2.25)%
Portfolio turnover rateF	–%		–%		–%	–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019	Period EndedB December 31, 2018

	(unaudited)
Net asset value, beginning of period	$12.16		$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		0.02	–
Net gains (losses) on investments (both realized and unrealized)	(0.17)		2.69	–

Total income (loss) from investment operations	(0.20)		2.71	–

Less distributions:
Dividends from net investment income	–		(0.02)	–
Distributions from net realized gains	–		(0.53)	–

Total distributions	–		(0.55)	–

Net asset value, end of period	$11.96		$12.16	$10.00

Total returnC	(1.64	)%D	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$38,125,117		$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements	1.09	%E	1.59%	89.10	%E
Expenses, net of reimbursements	1.04	%E	1.04%	0.00	%F
Net investment (loss), before expense reimbursements	(1.05	)%E	(0.44)%	(89.10	)%E
Net investment income (loss), net of reimbursements	(1.00	)%E	0.11%	0.00%
Portfolio turnover rate	141	%D	77%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commenced operations on December 31, 2018.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019	Period EndedA December 31, 2018

	(unaudited)
Net asset value, beginning of period	$12.16		$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	–
Net gains (losses) on investments (both realized and unrealized)	(0.20)		2.73	–

Total income (loss) from investment operations	(0.21)		2.71	–

Less distributions:
Dividends from net investment income	–		(0.02)	–
Distributions from net realized gains	–		(0.53)	–

Total distributions	–		(0.55)	–

Net asset value, end of period	$11.95		$12.16	$10.00

Total returnB	(1.73	)%C	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$407,073,285		$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements	1.13	%D	1.62%	241.64	%D
Expenses, net of reimbursements	1.13	%D	1.14%	0.00	%E
Net investment (loss), before expense reimbursements	(1.11	)%D	(1.13)%	(241.64	)%D
Net investment income (loss), net of reimbursements	(1.11	)%D	(0.65)%	0.00%
Portfolio turnover rate	141	%C	77%	–%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019	Period EndedA December 31, 2018

	(unaudited)
Net asset value, beginning of period	$12.14		$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.07)	–
Net gains (losses) on investments (both realized and unrealized)	(0.20)		2.76	–

Total income (loss) from investment operations	(0.23)		2.69	–

Less distributions:
Dividends from net investment income	–		(0.02)	–
Distributions from net realized gains	–		(0.53)	–

Total distributions	–		(0.55)	–

Net asset value, end of period	$11.91		$12.14	$10.00

Total returnB	(1.89	)%C	26.85%	–%

Ratios and supplemental data:
Net assets, end of period	$14,080,887		$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements	1.45	%D	1.93%	241.89	%D
Expenses, net of reimbursements	1.42	%D	1.42%	0.00	%E
Net investment (loss), before expense reimbursements	(1.39	)%D	(1.49)%	(241.89	)%D
Net investment income (loss), net of reimbursements	(1.36	)%D	(0.98)%	0.00%
Portfolio turnover rate	141	%C	77%	–%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2020		Period EndedA December 31, 2019

	(unaudited)
Net asset value, beginning of period	$12.12		$11.32

Income (loss) from investment operations:
Net investment (loss)	(0.03)		(0.03)
Net gains (losses) on investments (both realized and unrealized)	(0.20)		1.38

Total income (loss) from investment operations	(0.23)		1.35

Less distributions:
Dividends from net investment income	–		(0.02)
Distributions from net realized gains	–		(0.53)

Total distributions	–		(0.55)

Net asset value, end of period	$11.89		$12.12

Total returnB	(1.90	)%C	11.89	%C

Ratios and supplemental data:
Net assets, end of period	$2,770,278		$1,469,217
Ratios to average net assets:
Expenses, before reimbursements	1.47	%D	2.33	%D
Expenses, net of reimbursements	1.44	%D	1.44	%D
Net investment (loss), before expense reimbursements	(1.44	)%D	(1.73	)%D
Net investment (loss), net of reimbursements	(1.41	)%D	(0.84	)%D
Portfolio turnover rate	141	%C	77	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2020		Period EndedA December 31, 2019

	(unaudited)
Net asset value, beginning of period	$12.09		$11.32

Income (loss) from investment operations:
Net investment (loss)	(0.08)		(0.06)
Net gains (losses) on investments (both realized and unrealized)	(0.19)		1.36

Total income (loss) from investment operations	(0.27)		1.30

Less distributions:
Dividends from net investment income	–		–
Distributions from net realized gains	–		(0.53)

Total distributions	–		(0.53)

Net asset value, end of period	$11.82		$12.09

Total returnB	(2.23	)%C	11.42	%C

Ratios and supplemental data:
Net assets, end of period	$9,308,165		$5,702,552
Ratios to average net assets:
Expenses, before reimbursements	2.20	%D	2.76	%D
Expenses, net of reimbursements	2.19	%D	2.19	%D
Net investment (loss), before expense reimbursements	(2.14	)%D	(2.28	)%D
Net investment (loss), net of reimbursements	(2.13	)%D	(1.71	)%D
Portfolio turnover rate	141	%C	77	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

June 30, 2020 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund for the period from January 1, 2020 to June 30, 2020, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund

Disclosure Regarding Renewal and Approval of Management and

Investment Advisory Agreement

June 30, 2020 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon AHL Managed Futures Strategy Fund (“Managed Futures Fund”) and the American Beacon AHL TargetRisk Fund (“TargetRisk Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, AHL Partners LLP (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Disclosure Regarding Renewal and Approval of Management and

Investment Advisory Agreement

June 30, 2020 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisor of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Managed Futures Fund’s long-term performance and the TargetRisk Fund’s performance since its inception on December 31, 2018; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and the subadvisor’s representations regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund due to its unique investment strategies. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A summary of the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the Managed Futures Fund and sustaining a loss with respect to the TargetRisk Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the

Disclosure Regarding Renewal and Approval of Management and

Investment Advisory Agreement

June 30, 2020 (Unaudited)

Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by the subadvisor that the subadvisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the TargetRisk Fund, the Manager has negotiated breakpoints for the subadvisory fee rate, and, with respect to both Funds, the subadvisor had respresented that it believes that its fee is competitive and reflects economies of scale for the benefit of each Fund’s shareholders. In this regard, the Board considered that the TargetRisk Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered the Manager’s representation that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances in American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Disclosure Regarding Renewal and Approval of Management and

Investment Advisory Agreement

June 30, 2020 (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance of the Managed Futures Fund, the Board viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of fee waivers, where applicable, and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

Additional Considerations and Conclusions with Respect to the American Beacon AHL Managed Futures Strategy Fund

In considering the renewal of the Agreements for the Managed Futures Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	3	rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) the subadvisor’s representation that it does not manage other accounts with the same or materially similar investment mandates as the subadvisor manages for the Managed Futures Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Managed Futures Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Managed Futures Fund.

Disclosure Regarding Renewal and Approval of Management and

Investment Advisory Agreement

June 30, 2020 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon AHL TargetRisk Fund

In considering the renewal of the Agreements for the TargetRisk Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) the subadvisor’s representation that it does not manage other accounts with the same or materially similar investment mandates as the subadvisor manages for the TargetRisk Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that the TargetRisk Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the TargetRisk Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the TargetRisk Fund.

Disclosure Regarding Liquidity Risk Management Program

(Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Each Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. The Program was effective on December 1, 2018 and was approved by each Fund’s Board of Trustees (the “Board”) on March 6, 2019, in accordance with applicable Securities and Exchange Commission (“SEC”) guidance.

Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

○	Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Board and the SEC;

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

○	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Board has approved the designation of the Manager’s Liquidity Committee as the Program administrator with responsibility for administering the Program. Since the implementation of the Program, the Liquidity Committee has provided written reports to the Board on a quarterly basis regarding each Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2020 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from the Program’s inception on December 1, 2018 through December 31, 2019 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage each Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	Each Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund are service marks of American Beacon Advisors, Inc.

SAR 6/20

American Beacon®
FUNDS

2020 SEMI-ANNUAL REPORT

June 30, 2020

BAHL & GAYNOR SMALL CAP GROWTH FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic continues to have an overwhelming effect on the world’s population, economies and markets. During this reporting period, news reports related to the virus dominated headlines:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 0.25%, and announced quantitative easing would be unlimited.

▶  Also in March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶

On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May. However, by the end of June, the average crude oil spot price – which calculates an equally weighted price for West Texas Intermediate, Brent and Dubai crude oils – was $39.46 per barrel.

▶

Although equity markets around the world have rebounded since the lows experienced earlier this year, uncertainty and volatility remain while economies continue to feel the effects of the pandemic. In the U.S., initial estimates indicated gross domestic product fell 9.5% for the second quarter – an annualized decline of 32.9% – making it the sharpest economic contraction in modern history.

▶

As of June 30, the virus had infected more than 10 million individuals around the world, resulting in more than 503,000 deaths. The U.S. alone accounted for more than 2.5 million confirmed cases and more than 126,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

1

President’s Message

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned -10.84% for the six-month period ended June 30, 2020. The Fund lagged the Russell 2000 Growth Index (the “Index”) return of -3.06% for the period.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (07/15/2014)
R5** Class (1,5)	GBSIX	-10.88%	-3.95%	2.18%	6.14%	6.77%
Y Class (1,5)	GBSYX	-10.94%	-4.05%	2.08%	6.04%	6.67%
Investor Class (1,5)	GBSPX	-10.84%	-4.11%	1.85%	5.78%	6.40%
A without Sales Charge (1,2,5)	GBSAX	-11.03%	-4.32%	1.77%	5.74%	6.35%
A with Sales Charge (1,2,5)	GBSAX	-16.16%	-9.82%	-0.21%	4.50%	5.30%
C without Sales Charge (1,3,5)	GBSCX	-11.35%	-5.06%	1.01%	4.93%	5.56%
C with Sales Charge (1,3,5)	GBSCX	-12.35%	-6.06%	1.01%	4.93%	5.56%
Russell 2000 Growth Index (4)	GBSCX	-3.06%	3.48%	7.86%	6.86%	8.52%
S&P 500 Index (4)	GBSCX	-3.08%	7.51%	10.73%	10.73%	10.10%

*	Not Annualized.
**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon The London Company Income Equity Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Bahl & Gaynor Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.33%, 1.38%, 1.71%, 1.64% and 2.47%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both security selection and sector allocation.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Health Care and Consumer Staples sectors. Within Health Care, the Fund did not hold Index-position Teladoc Health Inc., which ended the period up 107.9%. In addition, LeMaitre Vascular Inc. was down 27.0%, Cantel Medical Corp. was down 49.9%, CONMED Corp. was down 27.5% and U.S. Physical Therapy Inc. was down 23.4%. In Consumer Staples, Inter Parfums Inc. was down 41.0%, Calavo Growers Inc. was down 37.2%, and J&J Snack Foods Corp. was down 35.0%.

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

This underperformance was slightly offset by the Fund’s holdings in the Consumer Discretionary sector, with Johnson Outdoors Inc. A up 18.9%, Winnebago Industries up 27.8% and LCI Industries up 9.8%. Selections in Real Estate were also additive to relative returns, with CoreSite Realty Corp. up 8.9%, while the Fund avoided Index-positions Ryman Hospitality Properties (down 59.0%) and Newmark Group Inc. Class A (down 68.0%).

From a sector allocation perspective, the Fund’s relative performance was hurt by a sizeable underweight to Health Care, which was the top performing sector in the Index. An overweight to Industrials also served as a detractor during the period. In contrast, the Fund held slight underweights to both Real Estate and Communication Services, which boosted relative performance.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality, smaller capitalization, dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Simulations Plus, Inc.		3.6
Tetra Tech, Inc.		3.5
Progress Software Corp.		3.3
Chemed Corp.		3.0
Luminex Corp.		2.9
Pegasystems, Inc.		2.8
Kinsale Capital Group, Inc.		2.7
US Physical Therapy, Inc.		2.6
BWX Technologies, Inc.		2.5
Federal Signal Corp.		2.4

Total Fund Holdings	62

Sector Allocation (% Equities)
Industrials		22.7
Health Care		21.7
Information Technology		18.5
Financials		9.6
Consumer Discretionary		6.8
Materials		5.5
Consumer Staples		5.2
Real Estate		4.5
Utilities		3.1
Communication Services		1.6
Energy		0.8

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Example is intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2020 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$891.20	$4.61
Hypothetical***	$1,000.00	$1,019.99	$4.92
Y Class
Actual	$1,000.00	$890.60	$5.08
Hypothetical***	$1,000.00	$1,019.49	$5.42
Investor Class
Actual	$1,000.00	$891.60	$6.40
Hypothetical***	$1,000.00	$1,018.10	$6.82
A Class
Actual	$1,000.00	$889.70	$6.44
Hypothetical***	$1,000.00	$1,018.05	$6.87
C Class
Actual	$1,000.00	$886.50	$9.99
Hypothetical***	$1,000.00	$1,014.27	$10.67

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.37%, and 2.13% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.65%

Communication Services - 1.59%

Media - 1.59%
Nexstar Media Group, Inc., Class A	6,897	$577,209

Consumer Discretionary - 6.66%

Auto Components - 1.76%
LCI Industries	5,538	636,759

Automobiles - 0.95%
Winnebago Industries, Inc.	5,185	345,425

Household Durables - 1.29%
MDC Holdings, Inc.	13,116	468,241

Leisure Products - 2.66%
Brunswick Corp.	7,575	484,876
Johnson Outdoors, Inc., Class A	5,295	481,951

		966,827

Total Consumer Discretionary		2,417,252

Consumer Staples - 5.16%

Food Products - 5.16%
Calavo Growers, Inc.	6,518	410,047
J&J Snack Foods Corp.	2,015	256,167
John B Sanfilippo & Son, Inc.	5,177	441,753
Lancaster Colony Corp.	4,942	765,961

		1,873,928

Total Consumer Staples		1,873,928

Energy - 0.77%

Oil, Gas & Consumable Fuels - 0.77%
World Fuel Services Corp.	10,806	278,363

Financials - 9.50%

Banks - 3.84%
First Financial Bancorp	34,134	474,121
First Interstate BancSystem, Inc., Class A	17,787	550,686
Glacier Bancorp, Inc.	6,108	215,551
TCF Financial Corp.	5,185	152,543

		1,392,901

Capital Markets - 1.24%
Evercore, Inc., Class A	7,685	452,800

Insurance - 4.42%
Horace Mann Educators Corp.	16,917	621,361
Kinsale Capital Group, Inc.	6,327	982,014

		1,603,375

Total Financials		3,449,076

Health Care - 21.42%

Health Care Equipment & Supplies - 6.24%
Atrion Corp.	147	93,641
CONMED Corp.	11,865	854,161
LeMaitre Vascular, Inc.	24,221	639,434

See accompanying notes

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.65% (continued)

Health Care - 21.42% (continued)

Health Care Equipment & Supplies - 6.24% (continued)
Mesa Laboratories, Inc.	3,122	$676,850

		2,264,086

Health Care Providers & Services - 8.76%
Chemed Corp.	2,418	1,090,687
Ensign Group, Inc.	13,120	549,072
National Research Corp.	10,156	591,181
US Physical Therapy, Inc.	11,679	946,233

		3,177,173

Health Care Technology - 3.55%
Simulations Plus, Inc.	21,506	1,286,489

Life Sciences Tools & Services - 2.87%
Luminex Corp.	32,069	1,043,204

Total Health Care		7,770,952

Industrials - 22.35%

Aerospace & Defense - 3.44%
BWX Technologies, Inc.	16,264	921,193
Curtiss-Wright Corp.	3,665	327,211

		1,248,404

Building Products - 4.40%
AAON, Inc.	7,603	412,767
Simpson Manufacturing Co., Inc.	6,870	579,553
UFP Industries, Inc.	12,220	605,013

		1,597,333

Commercial Services & Supplies - 7.35%
MSA Safety, Inc.	6,924	792,383
Ritchie Bros Auctioneers, Inc.	15,018	613,485
Tetra Tech, Inc.	15,941	1,261,252

		2,667,120

Construction & Engineering - 0.76%
Quanta Services, Inc.	7,004	274,767

Machinery - 3.18%
Federal Signal Corp.	29,218	868,651
Watts Water Technologies, Inc., Class A	3,531	286,011

		1,154,662

Professional Services - 2.41%
Barrett Business Services, Inc.	7,575	402,460
Exponent, Inc.	5,809	470,122

		872,582

Trading Companies & Distributors - 0.81%
Watsco, Inc.	1,656	294,271

Total Industrials		8,109,139

Information Technology - 18.29%

IT Services - 4.99%
CSG Systems International, Inc.	20,690	856,359
Hackett Group, Inc.	18,520	250,761

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.65% (continued)

Information Technology - 18.29% (continued)

IT Services - 4.99% (continued)
ManTech International Corp., Class A	10,263	$702,913

		1,810,033

Semiconductors & Semiconductor Equipment - 6.44%
Brooks Automation, Inc.	11,947	528,535
Cabot Microelectronics Corp.	1,792	250,056
Power Integrations, Inc.	6,786	801,630
Silicon Motion Technology Corp., ADR	5,267	256,872
Universal Display Corp.	3,341	499,880

		2,336,973

Software - 6.86%
Pegasystems, Inc.	10,183	1,030,214
Progress Software Corp.	30,953	1,199,429
QAD, Inc., Class A	6,299	260,023

		2,489,666

Total Information Technology		6,636,672

Materials - 5.40%

Chemicals - 5.40%
Balchem Corp.	6,897	654,249
PolyOne Corp.	8,526	223,637
Scotts Miracle-Gro Co.	3,515	472,662
Stepan Co.	6,260	607,846

		1,958,394

Total Materials		1,958,394

Real Estate - 4.48%

Equity Real Estate Investment Trusts (REITs) - 4.48%
CoreSite Realty Corp.	4,101	496,467
First Industrial Realty Trust, Inc.	16,374	629,416
Rexford Industrial Realty, Inc.	12,053	499,356

		1,625,239

Total Real Estate		1,625,239

Utilities - 3.03%

Gas Utilities - 3.03%
Chesapeake Utilities Corp.	5,431	456,204
ONE Gas, Inc.	8,337	642,366

		1,098,570

Total Utilities		1,098,570

Total Common Stocks (Cost $30,687,086)		35,794,794

SHORT-TERM INVESTMENTS - 1.41% (Cost $511,160)

Investment Companies - 1.41%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%A B	511,160	511,160

TOTAL INVESTMENTS - 100.06% (Cost $31,198,246)		36,305,954
LIABILITIES, NET OF OTHER ASSETS - (0.06%)		(22,151)

TOTAL NET ASSETS - 100.00%		$36,283,803

Percentages are stated as a percent of net assets.

A The Fund is affiliated by having the same investment advisor.

B 7-day yield.

ADR - American Depositary Receipt.

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

Long Futures Contracts Open on June 30, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	7	September 2020	$499,513	$503,160	$3,647

			$499,513	$503,160	$3,647

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$35,794,794	$-	$-	$35,794,794
Short-Term Investments	511,160	-	-	511,160

Total Investments in Securities - Assets	$36,305,954	$-	$-	$36,305,954

Financial Derivative Instruments - Assets
Futures Contracts	$3,647	$-	$-	$3,647

Total Financial Derivative Instruments - Assets	$3,647	$-	$-	$3,647

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$35,794,794
Investments in affiliated securities, at fair value‡	511,160
Dividends and interest receivable	31,792
Deposits with broker for futures contracts	1,380
Cash collateral held at broker for futures contracts	50,000
Receivable for fund shares sold	8,633
Receivable for expense reimbursement (Note 2)	10,534
Receivable for variation margin on open futures contracts (Note 5)	3,692
Prepaid expenses	52,740

Total assets	36,464,725

Liabilities:
Payable for fund shares redeemed	121,285
Management and sub-advisory fees payable (Note 2)	28,435
Service fees payable (Note 2)	1,452
Transfer agent fees payable (Note 2)	2,255
Custody and fund accounting fees payable	3,861
Professional fees payable	20,134
Payable for prospectus and shareholder reports	2,911
Other liabilities	589

Total liabilities	180,922

Net assets	$36,283,803

Analysis of net assets:
Paid-in-capital	$34,488,472
Total distributable earnings (deficits)A	1,795,331

Net assets	$36,283,803

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	1,171,562

Y Class	1,298,490

Investor Class	234,889

A Class	94,509

C Class	20,401

Net assets:
R5 ClassB	$15,162,478

Y Class	$16,699,876

Investor Class	$2,976,636

A Class	$1,196,188

C Class	$248,625

Net asset value, offering and redemption price per share:
R5 ClassB	$12.94

Y Class	$12.86

Investor Class	$12.67

A Class	$12.66

A Class (offering price)	$13.43

C Class	$12.19

† Cost of investments in unaffiliated securities	$30,687,086
‡ Cost of investments in affiliated securities	$511,160

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Formerly known as Institutional Class.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the period ended June 30, 2020 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$338,325
Dividend income from affiliated securities (Note 2)	1,865
Income derived from securities lending (Note 9)	680

Total investment income	340,870

Expenses:
Management and sub-advisory fees (Note 2)	172,063
Transfer agent fees:
R5 Class (Note 2)A	3,674
Y Class (Note 2)	10,091
Investor Class	693
A Class	53
C Class	28
Custody and fund accounting fees	17,304
Professional fees	19,557
Registration fees and expenses	32,374
Service fees (Note 2):
Investor Class	6,135
A Class	577
C Class	183
Distribution fees (Note 2):
A Class	1,595
C Class	1,294
Prospectus and shareholder report expenses	6,542
Trustee fees (Note 2)	1,598
Other expenses	3,895

Total expenses	277,656

Net fees waived and expenses (reimbursed) (Note 2)	(65,902)

Net expenses	211,754

Net investment income	129,116

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesB	(1,111,452)
Futures contracts	(5,093)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(4,018,725)
Futures contracts	(7)

Net (loss) from investments	(5,135,277)

Net (decrease) in net assets resulting from operations	$(5,006,161)

† Foreign taxes	$998

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Six Months Ended June 30, 2020	Year Ended December 31, 2019
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$129,116	$186,423
Net realized (loss) from investments in unaffiliated securities and futures contracts	(1,116,545)	(1,102,975)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(4,018,732)	10,458,272

Net increase (decrease) in net assets resulting from operations	(5,006,161)	9,541,720

Distributions to shareholders:
Total retained earnings:
R5 ClassA	–	(75,322)
Y Class	–	(94,465)
Investor Class	–	(11,534)
A Class	–	(4,681)
Tax return of capital:

Net distributions to shareholders	–	(186,002)

Capital share transactions (Note 11):
Proceeds from sales of shares	2,858,763	8,734,505
Reinvestment of dividends and distributions	–	180,671
Cost of shares redeemed	(6,565,440)	(12,021,467)

Net (decrease) in net assets from capital share transactions	(3,706,677)	(3,106,291)

Net increase (decrease) in net assets	(8,712,838)	6,249,427

Net assets:
Beginning of period	44,996,641	38,747,214

End of period	$36,283,803	$44,996,641

A Formerly known as Institutional Class.

See accompanying notes

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of June 30, 2020, the Trust consists of twenty-seven active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2020, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors—sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors—sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$68,870
Sub-Advisor Fees	0.525%	103,193

Total	0.875%	$172,063

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

investment advisory fees” on the Statement of Operations. During the period ended June 30, 2020, the Manager received securities lending fees of $52 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$12,967

As of June 30, 2020, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$1,832

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund as shown below:

Affiliated Security	Type of Transaction	Fund	June 30, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Bahl & Gaynor Small Cap Growth	$511,160	$—	$—	$1,865	$511,160

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2020, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Bahl & Gaynor Small Cap Growth	$274

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2020, the Fund borrowed on average $2,366,779 for 4 days at an average interest rate of 0.88% with interest charges of $223. These amounts are recorded as “Other expenses” in the Statement of Operations.

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended June 30, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 6/30/2020	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	R5*	0.98%	0.98%	$27,804	$–	2023
Bahl & Gaynor Small Cap Growth	Y	1.08%	1.08%	30,155	–	2023
Bahl & Gaynor Small Cap Growth	Investor	1.36%	1.36%	5,809	–	2023
Bahl & Gaynor Small Cap Growth	A	1.38%	1.34%	1,718	–	2023
Bahl & Gaynor Small Cap Growth	C	2.13%	2.13%	416	–	2023

* Formerly Institutional Class

Of these amounts, $10,534 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at June 30, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$–	$62,656	$35,824	2020
Bahl & Gaynor Small Cap Growth	–	118,073	–	2021
Bahl & Gaynor Small Cap Growth	–	141,101	–	2022

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2020, RID collected $108 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2020, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2020, there were no CDSC fees collected for Class C Shares of the Fund.

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value.

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting,

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

During the period ended June 30, 2020, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2020
Bahl & Gaynor Small Cap Growth	7

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$3,647	$3,647

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(5,093)	$(5,093)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(7)	$(7)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2020.

Offsetting of Financial and Derivative Assets as of June 30, 2020:
	Assets	Liabilities
Futures Contracts(1)	$3,647	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,647	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,647)	$—

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2020, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$31,619,866	$6,194,013	$(1,507,925)	$4,686,088

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Bahl & Gaynor Small Cap Growth	$773,972	$1,223,201

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$9,294,157	$12,904,129

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

A summary of the Fund’s transactions in the USG Select Fund for the period ended June 30, 2020 were as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	June 30, 2020 Shares/Fair Value
Bahl & Gaynor Small Cap Growth	Direct	$409,470	$5,569,104	$5,467,414	$511,160

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The Fund did not have any securities on loan or hold any securities lending collateral as of the period ended June 30, 2020.

10.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. Effective August 6, 2020, the Committed Line was reduced from $250 million to $150 million. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2020, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	33,661	$388,621	125,798	$1,591,846
Reinvestment of dividends	–	–	5,163	75,322
Shares redeemed	(90,493)	(1,141,546)	(96,357)	(1,289,871)

Net increase (decrease) in shares outstanding	(56,832)	$(752,925)	34,604	$377,297

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	162,045	$1,921,165	487,613	$6,141,181
Reinvestment of dividends	–	–	6,138	89,056
Shares redeemed	(390,015)	(4,730,499)	(513,061)	(6,622,200)

Net (decrease) in shares outstanding	(227,970)	$(2,809,334)	(19,310)	$(391,963)

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	44,188	$523,606	61,538	$810,365
Reinvestment of dividends	–	–	815	11,612
Shares redeemed	(35,650)	(427,450)	(75,797)	(993,240)

Net increase (decrease) in shares outstanding	8,538	$96,156	(13,444)	$(171,263)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,977	$22,871	10,242	$130,620
Reinvestment of dividends	–	–	327	4,681
Shares redeemed	(18,484)	(226,428)	(246,102)	(3,014,915)

Net (decrease) in shares outstanding	(16,507)	$(203,557)	(235,533)	$(2,879,614)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	181	$2,500	4,670	$60,493
Reinvestment of dividends	–	–	–	–
Shares redeemed	(3,368)	(39,517)	(7,929)	(101,241)

Net (decrease) in shares outstanding	(3,187)	$(37,017)	(3,259)	$(40,748)

A Formerly known as Institutional Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$14.52		$11.62	$13.93		$12.77	$10.17	$10.71

Income (loss) from investment operations:
Net investment income	0.05		0.07	0.07		0.04	0.03	0.08
Net gains (losses) on investments (both realized and unrealized)	(1.63)		2.89	(1.66)		1.71	2.60	(0.39)

Total income (loss) from investment operations	(1.58)		2.96	(1.59)		1.75	2.63	(0.31)

Less distributions:
Dividends from net investment income	–		(0.06)	(0.05)		(0.05)	(0.03)	(0.06)
Distributions from net realized gains	–		–	(0.67)		(0.54)	–	(0.16)
Tax return of capitalC	–		–	(0.00	)B	–	–	(0.01)

Total distributions	–		(0.06)	(0.72)		(0.59)	(0.03)	(0.23)

Net asset value, end of period	$12.94		$14.52	$11.62		$13.93	$12.77	$10.17

Total returnD	(10.88	)%E	25.49%	(11.27)%		13.65%	25.88%	(2.96)%

Ratios and supplemental data:
Net assets, end of period	$15,162,478		$17,837,496	$13,875,243		$16,498,344	$7,563,970	$3,231,461
Ratios to average net assets:
Expenses, before reimbursements	1.34	%F	1.33%	1.26%		1.32%	1.85%	3.04%
Expenses, net of reimbursements	0.98	%F	0.98%	0.98%		0.98%	0.98%	0.98%
Net investment income (loss), before expense reimbursements	0.39	%F	0.18%	0.17%		0.18%	(0.30)%	(1.33)%
Net investment income, net of reimbursements	0.75	%F	0.53%	0.45%		0.52%	0.57%	0.72%
Portfolio turnover rate	24	%E	35%	42%		38%	23%	54%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$14.44		$11.57	$13.89		$12.75	$10.16	$10.71

Income (loss) from investment operations:
Net investment income	0.05		0.06	0.05		0.05	0.04	0.06
Net gains (losses) on investments (both realized and unrealized)	(1.63)		2.87	(1.65)		1.68	2.58	(0.38)

Total income (loss) from investment operations	(1.58)		2.93	(1.60)		1.73	2.62	(0.32)

Less distributions:
Dividends from net investment income	–		(0.06)	(0.05)		(0.05)	(0.03)	(0.06)
Distributions from net realized gains	–		–	(0.67)		(0.54)	–	(0.16)
Tax return of capitalB	–		–	(0.00	)A	–	–	(0.01)

Total distributions	–		(0.06)	(0.72)		(0.59)	(0.03)	(0.23)

Net asset value, end of period	$12.86		$14.44	$11.57		$13.89	$12.75	$10.16

Total returnC	(10.94	)%D	25.34%	(11.37)%		13.52%	25.80%	(3.05)%

Ratios and supplemental data:
Net assets, end of period	$16,699,876		$22,038,090	$17,879,581		$15,114,316	$6,856,954	$2,711,465
Ratios to average net assets:
Expenses, before reimbursements	1.39	%E	1.38%	1.34%		1.38%	1.98%	2.76%
Expenses, net of reimbursements	1.08	%E	1.08%	1.08%		1.08%	1.08%	1.08%
Net investment income (loss), before expense reimbursements	0.35	%E	0.13%	0.13%		0.12%	(0.43)%	(0.98)%
Net investment income, net of reimbursements	0.66	%E	0.43%	0.39%		0.42%	0.47%	0.70%
Portfolio turnover rate	24	%D	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$14.21		$11.41	$13.75		$12.65	$10.12	$10.69

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.01	(0.00	)A	0.02	0.03	0.05
Net gains (losses) on investments (both realized and unrealized)	(1.57)		2.84	(1.62)		1.66	2.53	(0.39)

Total income (loss) from investment operations	(1.54)		2.85	(1.62)		1.68	2.56	(0.34)

Less distributions:
Dividends from net investment income	–		(0.05)	(0.05)		(0.04)	(0.03)	(0.06)
Distributions from net realized gains	–		–	(0.67)		(0.54)	–	(0.16)
Tax return of capitalB	–		–	(0.00	)A	–	–	(0.01)

Total distributions	–		(0.05)	(0.72)		(0.58)	(0.03)	(0.23)

Net asset value, end of period	$12.67		$14.21	$11.41		$13.75	$12.65	$10.12

Total returnC	(10.84	)%D	24.99%	(11.64)%		13.23%	25.31%	(3.25)%

Ratios and supplemental data:
Net assets, end of period	$2,976,636		$3,217,039	$2,736,498		$4,344,476	$3,595,277	$498,128
Ratios to average net assets:
Expenses, before reimbursements	1.76	%E	1.71%	1.53%		1.57%	2.09%	3.19%
Expenses, net of reimbursements	1.36	%E	1.36%	1.36%		1.36%	1.36%	1.36%
Net investment (loss), before expense reimbursements	(0.03	)%E	(0.20)%	(0.14)%		(0.09)%	(0.51)%	(1.47)%
Net investment income, net of reimbursements	0.37	%E	0.15%	0.03%		0.12%	0.23%	0.35%
Portfolio turnover rate	24	%D	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$14.23		$11.42		$13.75		$12.64	$10.11	$10.69

Income (loss) from investment operations:
Net investment income	0.02	A	0.01	A	0.02		0.03	0.04	0.03
Net gains (losses) on investments (both realized and unrealized)	(1.59)		2.84		(1.64)		1.65	2.52	(0.38)

Total income (loss) from investment operations	(1.57)		2.85		(1.62)		1.68	2.56	(0.35)

Less distributions:
Dividends from net investment income	–		(0.04)		(0.04)		(0.03)	(0.03)	(0.06)
Distributions from net realized gains	–		–		(0.67)		(0.54)	–	(0.16)
Tax return of capitalC	–		–		(0.00	)B	–	–	(0.01)

Total distributions	–		(0.04)		(0.71)		(0.57)	(0.03)	(0.23)

Net asset value, end of period	$12.66		$14.23		$11.42		$13.75	$12.64	$10.11

Total returnD	(11.03	)%E	24.97%		(11.70)%		13.30%	25.34%	(3.34)%

Ratios and supplemental data:
Net assets, end of period	$1,196,188		$1,579,622		$3,958,224		$3,955,277	$2,321,426	$454,614
Ratios to average net assets:
Expenses, before reimbursements	1.64	%F	1.64%		1.61%		1.69%	2.18%	2.88%
Expenses, net of reimbursements	1.37	%F	1.38%		1.38%		1.38%	1.38%	1.38%
Net investment income (loss), before expense reimbursements	0.07	%F	(0.18)%		(0.16)%		(0.20)%	(0.61)%	(1.08)%
Net investment income, net of reimbursements	0.34	%F	0.08%		0.07%		0.11%	0.18%	0.41%
Portfolio turnover rate	24	%E	35%		42%		38%	23%	54%

A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$13.75		$11.09	$13.42		$12.42	$10.00	$10.65

Income (loss) from investment operations:
Net investment (loss)	(0.12)		(0.14)	(0.21)		(0.06)	(0.05)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(1.44)		2.80	(1.45)		1.60	2.49	(0.41)

Total income (loss) from investment operations	(1.56)		2.66	(1.66)		1.54	2.44	(0.42)

Less distributions:
Dividends from net investment income	–		–	–		–	(0.02)	(0.06)
Distributions from net realized gains	–		–	(0.67)		(0.54)	–	(0.16)
Tax return of capitalB	–		–	(0.00	)A	–	–	(0.01)

Total distributions	–		–	(0.67)		(0.54)	(0.02)	(0.23)

Net asset value, end of period	$12.19		$13.75	$11.09		$13.42	$12.42	$10.00

Total returnC	(11.35	)%D	23.99%	(12.26)%		12.38%	24.35%	(4.01)%

Ratios and supplemental data:
Net assets, end of period	$248,625		$324,394	$297,668		$520,113	$412,390	$308,822
Ratios to average net assets:
Expenses, before reimbursements	2.45	%E	2.47%	2.35%		2.44%	3.09%	3.84%
Expenses, net of reimbursements	2.13	%E	2.13%	2.13%		2.13%	2.13%	2.13%
Net investment (loss), before expense reimbursements	(0.73	)%E	(0.97)%	(0.92)%		(0.96)%	(1.56)%	(2.09)%
Net investment (loss), net of reimbursements	(0.41	)%E	(0.63)%	(0.70)%		(0.65)%	(0.60)%	(0.38)%
Portfolio turnover rate	24	%D	35%	42%		38%	23%	54%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

36

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bahl & Gaynor Small Cap Growth Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Bahl & Gaynor Investment Counsel, Inc. (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

37

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and the subadvisor’s representations regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of a composite of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

38

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. [In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint.] [BOB: This is not in the template, but should we be adding it?]

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents

39

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Board viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for the Fund’s R5 Class shares in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	3	rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	4	th Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; (2) that the Fund employs a limited-capacity strategy, as the subadvisor focuses on profitable, dividend-paying, high quality small-capitalization growth companies; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

40

Disclosure Regarding Liquidity Risk Management Program

June 30, 2020 (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. The Program was effective on December 1, 2018 and was approved by the Fund’s Board of Trustees (the “Board”) on March 6, 2019, in accordance with applicable Securities and Exchange Commission (“SEC”) guidance.

Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

○	Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Board and the SEC;

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

○	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Board has approved the designation of the Manager’s Liquidity Committee as the Program administrator with responsibility for administering the Program. Since the implementation of the Program, the Liquidity Committee has provided written reports to the Board on a quarterly basis regarding the Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2020 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from the Program’s inception on December 1, 2018 through December 31, 2019 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

Administration of the Program by the Liquidity Committee continues to be appropriate.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/20

American Beacon®
FUNDS

2020 SEMI-ANNUAL REPORT

June 30, 2020

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic continues to have an overwhelming effect on the world’s population, economies and markets. During this reporting period, news reports related to the virus dominated headlines:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 25%, and announced quantitative easing would be unlimited.

▶  Also in March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶

On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May. However, by the end of June, the average crude oil spot price – which calculates an equally weighted price for West Texas Intermediate, Brent and Dubai crude oils – was $39.46 per barrel.

▶

Although equity markets around the world have rebounded since the lows experienced earlier this year, uncertainty and volatility remain while economies continue to feel the effects of the pandemic. In the U.S., initial estimates indicated gross domestic product fell 9.5% for the second quarter – an annualized decline of 32.9% – making it the sharpest economic contraction in modern history.

▶

As of June 30, the virus had infected more than 10 million individuals around the world, resulting in more than 503,000 deaths. The U.S. alone accounted for more than 2.5 million confirmed cases and more than 126,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

1

President’s Message

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 5.98% for the six months ended June 30, 2020, compared to the Russell 1000® Growth Index (the “Index”) return of 9.81% for the same period.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5** Class (1,8)	BRLGX	6.17%	13.99%	14.28%	11.51%	15.35%
Y Class (1,2,8)	BLYYX	6.09%	13.87%	14.19%	11.43%	15.31%
Investor Class (1,3,8)	BLYPX	5.98%	13.56%	13.86%	11.15%	15.16%
A without Sales Charge (1,4,8)	BLYAX	5.93%	13.52%	13.87%	11.16%	15.17%
A with Sales Charge (1,4,8)	BLYAX	(0.16)%	6.98%	11.65%	9.85%	14.49%
C without Sales Charge (1,5,8)	BLYCX	5.54%	12.70%	13.01%	10.42%	14.79%
C with Sales Charge (1,5,8)	BLYCX	4.54%	11.70%	13.01%	10.42%	14.79%
R6 Class (1,6,8)	BLYRX	6.20%	14.05%	14.32%	11.54%	15.37%

Russell 1000® Growth Index (7)		9.81%	23.28%	18.99%	15.89%	17.23%

*	Not Annualized.
**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the R5 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/10 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/10. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/10 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/10. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/10 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/10. A portion of the fees charged to the A Class of the Fund has been waived since Fund inception. (February 5, 2016). Performance prior to waiving fees was lower than actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/10 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/10. A portion of fees charged to the C Class of the Fund was waived from since Fund inception through 2017 and was partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/10 through 4/30/18, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/10. A portion of fees charged to the R6 Class of the Fund has been waived since since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon The London Company Income Equity Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or

3

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

completeness, or otherwise. All rights in the Russell 1000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.90%, 0.95%, 1.20%, 1.21%, 1.96% and 0.84%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to security selection and, to a lesser extent, sector allocation.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Industrials, Financials and Consumer Discretionary sectors. In Industrials, United Airlines Holdings, Inc. (down 63.1%) and Delta Air Lines, Inc. (down 51.5%) contributed significantly to relative underperformance for the period. Within the Financials sector, positions in Athene Holding Ltd. Class A, Synchrony Financial and The Charles Schwab Corp. were down 29.3%, 37.3%, and 28.4%, respectively. In Consumer Discretionary, an absence from Index-position Tesla, Inc. (up 158.1%) detracted from the Fund’s relative underperformance.

In contrast, security selections in the Information Technology sector added to performance. Holdings in RingCentral, Inc. Class A, Coupa Software Inc. and Square, Inc. were up 69.0%, 89.4% and 73.4%, respectively.

From a sector allocation perspective, the Fund was overweight to the Financials sector, detracting from performance. An underweight to Information Technology, the second-best performing sector in the Index, also negatively impacted relative performance, as did an overweight to Real Estate. This was slightly offset by the Fund’s absence from Energy, the lowest-performing sector in the Index.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Amazon.com, Inc.		3.8
Apple, Inc.		3.8
Microsoft Corp.		3.2
Micron Technology, Inc.		2.8
PayPal Holdings, Inc.		2.5
RingCentral, Inc., Class A		2.5
UnitedHealth Group, Inc.		2.4
Lululemon Athletica, Inc.		2.1
Coupa Software, Inc.		1.9
Monster Beverage Corp.		1.9

Total Fund Holdings	77

Sector Allocation (% Equities)
Information Technology		39.4
Health Care		13.0
Consumer Discretionary		12.6
Communication Services		11.6
Industrials		7.3
Financials		5.9
Consumer Staples		5.5
Real Estate		4.1
Materials		0.6

4

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned -20.04% for the six months ended June 30, 2020, compared to the Russell 1000® Value Index (the “Index”) return of -16.26% for the same period.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5** Class (1,8)	BRLVX	(19.90)%	(13.52)%	(1.00)%	2.53%	10.22%
Y Class (1,2,8)	BWLYX	(19.92)%	(13.54)%	(1.06)%	2.46%	10.16%
Investor Class (1,3,8)	BWLIX	(20.04)%	(13.82)%	(1.33)%	2.18%	9.92%
A without Sales Charge (1,4,8)	BWLAX	(20.02)%	(13.81)%	(1.34)%	2.16%	9.86%
A with Sales Charge (1,4,8)	BWLAX	(24.61)%	(18.76)%	(3.27)%	0.96%	9.21%
C without Sales Charge (1,5,8)	BWLCX	(20.34)%	(14.46)%	(2.06)%	1.40%	9.19%
C with Sales Charge (1,5,8)	BWLCX	(21.34)%	(15.46)%	(2.06)%	1.40%	9.19%
R6 Class (1,6,8)	BWLRX	(19.91)%	(13.53)%	(1.00)%	2.53%	10.22%

Russell 1000® Value Index (7)		(16.26)%	(8.84)%	1.82%	4.64%	10.41%

*	Not Annualized.
**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class was waived from 2008 through 2013, partially recovered in 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown through 2013.

2.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/10 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/10. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012.

3.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/10 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/10. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2012.

4.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/10 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/10. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/10 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/10. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the The R6 Class has its own three-year history five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/10 through 4/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/10. A portion of the fees charged to the R6 Class of the Fund was waived in 2017, was waived in 2017 and partially recovered in 2019. Performance prior to waiving fees was lower than actual returns shown for 2017.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not

5

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2020 (Unaudited)

reviewed the American Beacon The London Company Income Equity Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.73%, 0.80%, 1.08%, 1.10%, 1.81% and 0.70%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to stock selection and sector allocation.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Information Technology and Health Care sectors. The Fund’s investments in Intel Corporation (down 8.9%), the Hewlett Packard Enterprise Corporation (down 37.1%) and Western Digital Corporation (down 29.2%) were the primary drivers of underperformance in the Information Technology sector. Within Health Care, primary detractors to relative return were a position in HCA Healthcare (down 34.7%) and not holding Johnson & Johnson (down 2.3%).

The aforementioned performance was somewhat offset by security selection in the Consumer Staples sector. Hormel Foods Corporation (up 12.2%) and The Campbell Soup Company (up 11.0%) added to relative returns.

The Fund’s underweight to the Health Care and overweight to Financials sectors detracted from overall performance during the period. An overweight to the Information Technology sector, however, added to relative returns. A slight underweight to the Energy sector, the lowest performing sector in the Index, also added to relative performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Micron Technology, Inc.		1.6
Procter & Gamble Co.		1.5
Biogen, Inc.		1.4
DISH Network Corp., Class A		1.4
Pfizer, Inc.		1.4
Ameriprise Financial, Inc.		1.3
Bank of America Corp.		1.3
Fastenal Co.		1.3
IHS Markit Ltd.		1.3
Waste Management, Inc.		1.3

Total Fund Holdings	98

Sector Allocation (% Equities)
Financials		24.0
Health Care		13.7
Consumer Staples		11.5
Industrials		10.8
Consumer Discretionary		7.2
Information Technology		7.2
Energy		7.0
Communication Services		6.6
Utilities		5.0
Real Estate		4.8
Materials		2.2

6

American Beacon FundsSM

Expense Examples

June 30, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

June 30, 2020 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$1,061.30	$4.20
Hypothetical***	$1,000.00	$1,020.79	$4.12
Y Class
Actual	$1,000.00	$1,060.90	$4.61
Hypothetical***	$1,000.00	$1,020.39	$4.52
Investor Class
Actual	$1,000.00	$1,059.50	$6.04
Hypothetical***	$1,000.00	$1,019.00	$5.92
A Class
Actual	$1,000.00	$1,059.30	$6.04
Hypothetical***	$1,000.00	$1,019.00	$5.92
C Class
Actual	$1,000.00	$1,055.70	$9.81
Hypothetical***	$1,000.00	$1,015.32	$9.62
R6 Class
Actual	$1,000.00	$1,062.00	$3.95
Hypothetical***	$1,000.00	$1,021.03	$3.87

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.90%, 1.18%, 1.18%, 1.92%, and 0.77% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$801.00	$3.31
Hypothetical***	$1,000.00	$1,021.18	$3.72
Y Class
Actual	$1,000.00	$800.40	$3.63
Hypothetical***	$1,000.00	$1,020.84	$4.07
Investor Class
Actual	$1,000.00	$799.60	$4.88
Hypothetical***	$1,000.00	$1,019.44	$5.47
A Class
Actual	$1,000.00	$799.80	$4.83
Hypothetical***	$1,000.00	$1,019.49	$5.42
C Class
Actual	$1,000.00	$796.60	$8.13
Hypothetical***	$1,000.00	$1,015.81	$9.12
R6 Class
Actual	$1,000.00	$800.90	$3.22
Hypothetical***	$1,000.00	$1,021.28	$3.62

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.81%, 1.09%, 1.08%, 1.82%, and 0.72% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

8

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.13%

Communication Services - 11.37%

Entertainment - 2.62%
Activision Blizzard, Inc.	25,100	$1,905,090
Netflix, Inc.A	1,900	864,576
Roku, Inc.A B	19,100	2,225,723

		4,995,389

Interactive Media & Services - 1.80%
Match Group, Inc.A B	32,100	3,436,305

Media - 5.47%
Cable One, Inc.	1,300	2,307,305
Discovery, Inc., Class AA B	83,300	1,757,630
DISH Network Corp., Class AA	91,100	3,143,861
Sirius XM Holdings, Inc.B	552,200	3,241,414

		10,450,210

Wireless Telecommunication Services - 1.48%
T-Mobile US, Inc.A	27,100	2,822,465

Total Communication Services		21,704,369

Consumer Discretionary - 12.38%

Hotels, Restaurants & Leisure - 0.72%
Yum! Brands, Inc.	15,800	1,373,178

Internet & Direct Marketing Retail - 3.76%
Amazon.com, Inc.A	2,600	7,172,932

Multiline Retail - 2.17%
Dollar General Corp.	14,500	2,762,395
Target Corp.	11,500	1,379,195

		4,141,590

Specialty Retail - 3.64%
AutoZone, Inc.A	1,700	1,917,804
Best Buy Co., Inc.	22,400	1,954,848
Burlington Stores, Inc.A	6,400	1,260,352
TJX Cos., Inc.	36,000	1,820,160

		6,953,164

Textiles, Apparel & Luxury Goods - 2.09%
Lululemon Athletica, Inc.A	12,800	3,993,728

Total Consumer Discretionary		23,634,592

Consumer Staples - 5.41%

Beverages - 1.91%
Monster Beverage Corp.A	52,700	3,653,164

Food Products - 1.01%
Hershey Co.	14,800	1,918,376

Household Products - 1.09%
Procter & Gamble Co.	17,400	2,080,518

Personal Products - 1.40%
Estee Lauder Cos., Inc., Class A	14,200	2,679,256

Total Consumer Staples		10,331,314

See accompanying notes

9

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.13% (continued)

Financials - 5.75%

Capital Markets - 2.31%
Ameriprise Financial, Inc.	13,000	$1,950,520
Charles Schwab Corp.	39,557	1,334,653
Intercontinental Exchange, Inc.	12,300	1,126,680

		4,411,853

Consumer Finance - 0.59%
Synchrony Financial	50,600	1,121,296

Insurance - 2.85%
Allstate Corp.	17,000	1,648,830
Marsh & McLennan Cos., Inc.	16,900	1,814,553
Progressive Corp.	24,600	1,970,706

		5,434,089

Total Financials		10,967,238

Health Care - 12.77%

Biotechnology - 5.43%
AbbVie, Inc.	19,400	1,904,692
Biogen, Inc.A	8,000	2,140,400
Exact Sciences Corp.A B	23,200	2,017,008
Seattle Genetics, Inc.A	18,700	3,177,504
Vertex Pharmaceuticals, Inc.A	3,900	1,132,209

		10,371,813

Health Care Equipment & Supplies - 2.00%
Edwards Lifesciences Corp.A	32,400	2,239,164
Insulet Corp.A	8,100	1,573,506

		3,812,670

Health Care Providers & Services - 5.34%
AmerisourceBergen Corp.	18,900	1,904,553
Anthem, Inc.	6,800	1,788,264
DaVita, Inc.A	23,200	1,836,048
UnitedHealth Group, Inc.	15,800	4,660,210

		10,189,075

Total Health Care		24,373,558

Industrials - 7.21%

Airlines - 0.74%
Delta Air Lines, Inc.	50,000	1,402,500

Commercial Services & Supplies - 3.51%
Republic Services, Inc.	10,100	828,705
Rollins, Inc.	59,600	2,526,444
Waste Management, Inc.	31,600	3,346,756

		6,701,905

Industrial Conglomerates - 0.71%
3M Co.	8,700	1,357,113

Machinery - 0.97%
Illinois Tool Works, Inc.	10,600	1,853,410

Professional Services - 1.28%
IHS Markit Ltd.	32,400	2,446,200

Total Industrials		13,761,128

See accompanying notes

10

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.13% (continued)

Information Technology - 38.64%

Electronic Equipment, Instruments & Components - 1.69%
Amphenol Corp., Class A	19,400	$1,858,714
CDW Corp.	11,800	1,370,924

		3,229,638

IT Services - 7.24%
Fidelity National Information Services, Inc.	17,600	2,359,984
Genpact Ltd.	48,000	1,752,960
PayPal Holdings, Inc.A	27,200	4,739,056
Square, Inc., Class AA	30,200	3,169,188
VeriSign, Inc.A	8,700	1,799,421

		13,820,609

Semiconductors & Semiconductor Equipment - 7.44%
Advanced Micro Devices, Inc.A	53,700	2,825,157
Applied Materials, Inc.	31,500	1,904,175
Lam Research Corp.	6,200	2,005,452
Micron Technology, Inc.A	102,100	5,260,192
NVIDIA Corp.	5,800	2,203,478

		14,198,454

Software - 16.09%
Cadence Design Systems, Inc.A	35,500	3,406,580
Coupa Software, Inc.A B	12,800	3,546,112
Fair Isaac Corp.A	4,700	1,964,788
HubSpot, Inc.A	11,000	2,467,850
Microsoft Corp.	30,100	6,125,651
RingCentral, Inc., Class AA	16,400	4,674,164
ServiceNow, Inc.A	8,000	3,240,480
Workday, Inc., Class AA	15,700	2,941,552
Zendesk, Inc.A	26,600	2,354,898

		30,722,075

Technology Hardware, Storage & Peripherals - 6.18%
Apple, Inc.	19,600	7,150,080
Dell Technologies, Inc., Class CA	47,253	2,596,080
HP, Inc.	117,500	2,048,025

		11,794,185

Total Information Technology		73,764,961

Materials - 0.54%

Chemicals - 0.54%
CF Industries Holdings, Inc.	36,400	1,024,296

Real Estate - 4.06%

Equity Real Estate Investment Trusts (REITs) - 4.06%
American Homes 4 Rent, Class A	35,500	954,950
Crown Castle International Corp.	19,100	3,196,385
Equinix, Inc.	1,900	1,334,370
Equity LifeStyle Properties, Inc.	36,400	2,274,272

		7,759,977

Total Real Estate		7,759,977

Total Common Stocks (Cost $148,413,392)		187,321,433

RIGHTS - 0.00% (Cost $10,027)
T-Mobile US, Inc.A	27,100	4,553

See accompanying notes

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.69%

Investment Companies - 2.60%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C D	4,950,837	$4,950,837

	Principal Amount

U.S. Treasury Obligations - 0.09%
U.S. Treasury Bill, 1.548%, Due 8/6/2020E	$170,000	169,980

Total Short-Term Investments (Cost $5,120,579)		5,120,817

	Shares

SECURITIES LENDING COLLATERAL - 1.75% (Cost $3,343,235)

Investment Companies - 1.75%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C D	3,343,235	3,343,235

TOTAL INVESTMENTS - 102.57% (Cost $156,887,233)		195,790,038
LIABILITIES, NET OF OTHER ASSETS - (2.57%)		(4,903,782)

TOTAL NET ASSETS - 100.00%		$190,886,256

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S.Treasuries, at June 30, 2020 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

E This security or a piece thereof is held as segregated collateral.

Long Futures Contracts Open on June 30, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	31	September 2020	$4,690,710	$4,789,810	$99,100

			$4,690,710	$4,789,810	$99,100

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$187,321,433	$-	$-	$187,321,433
Rights	4,553	-	-	4,553
Short-Term Investments	4,950,837	169,980	-	5,120,817
Securities Lending Collateral	3,343,235	-	-	3,343,235

Total Investments in Securities - Assets	$195,620,058	$169,980	$-	$195,790,038

Financial Derivative Instruments - Assets
Futures Contracts	$99,100	$-	$-	$99,100

Total Financial Derivative Instruments - Assets	$99,100	$-	$-	$99,100

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

12

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 95.84%

Communication Services - 6.28%

Diversified Telecommunication Services - 2.06%
CenturyLink, Inc.	2,180,700	$21,872,421
Verizon Communications, Inc.	326,200	17,983,406

		39,855,827

Entertainment - 1.15%
Activision Blizzard, Inc.	293,500	22,276,650

Media - 3.07%
Charter Communications, Inc., Class AA	25,600	13,057,024
Discovery, Inc., Class AA B	888,400	18,745,240
DISH Network Corp., Class AA	805,800	27,808,158

		59,610,422

Total Communication Services		121,742,899

Consumer Discretionary - 6.89%

Auto Components - 1.00%
Lear Corp.	177,800	19,383,756

Automobiles - 1.40%
Ford Motor Co.	798,740	4,856,339
General Motors Co.	877,280	22,195,184

		27,051,523

Hotels, Restaurants & Leisure - 2.16%
McDonald’s Corp.	117,000	21,582,990
Yum! Brands, Inc.	234,031	20,339,634

		41,922,624

Household Durables - 1.12%
PulteGroup, Inc.	637,200	21,683,916

Multiline Retail - 1.21%
Target Corp.	196,400	23,554,252

Total Consumer Discretionary		133,596,071

Consumer Staples - 11.03%

Beverages - 1.85%
Brown-Forman Corp., Class B	317,100	20,186,586
PepsiCo, Inc.	118,800	15,712,488

		35,899,074

Food & Staples Retailing - 2.11%
Walgreens Boots Alliance, Inc.	463,300	19,639,287
Walmart, Inc.	178,000	21,320,840

		40,960,127

Food Products - 4.64%
General Mills, Inc.	341,001	21,022,712
Hershey Co.	146,800	19,028,216
Hormel Foods Corp.	421,200	20,331,324
JM Smucker Co.	119,566	12,651,278
Mondelez International, Inc., Class A	328,700	16,806,431

		89,839,961

See accompanying notes

13

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 95.84% (continued)

Consumer Staples - 11.03% (continued)

Household Products - 2.43%
Clorox Co.	86,200	$18,909,694
Procter & Gamble Co.	235,800	28,194,606

		47,104,300

Total Consumer Staples		213,803,462

Energy - 6.74%

Oil, Gas & Consumable Fuels - 6.74%
ConocoPhillips	581,900	24,451,438
Devon Energy Corp.	1,371,994	15,558,412
HollyFrontier Corp.	653,100	19,070,520
Marathon Oil Corp.	2,062,300	12,621,276
Marathon Petroleum Corp.	664,600	24,842,748
ONEOK, Inc.	374,600	12,444,212
Phillips 66	303,400	21,814,460

		130,803,066

Total Energy		130,803,066

Financials - 22.94%

Banks - 7.95%
Bank of America Corp.	1,061,300	25,205,875
Citigroup, Inc.	387,200	19,785,920
Huntington Bancshares, Inc.	1,940,800	17,535,128
JPMorgan Chase & Co.	221,500	20,834,290
KeyCorp	1,117,500	13,611,150
Regions Financial Corp.	1,676,800	18,646,016
US Bancorp	582,900	21,462,378
Wells Fargo & Co.	663,300	16,980,480

		154,061,237

Capital Markets - 3.99%
Ameriprise Financial, Inc.	169,200	25,386,768
Bank of New York Mellon Corp.	255,000	9,855,750
Intercontinental Exchange, Inc.	206,400	18,906,240
Morgan Stanley	482,100	23,285,430

		77,434,188

Consumer Finance - 3.81%
Ally Financial, Inc.	834,800	16,554,084
Capital One Financial Corp.	292,200	18,288,798
Discover Financial Services	317,936	15,925,414
Synchrony Financial	1,042,200	23,095,152

		73,863,448

Diversified Financial Services - 0.96%
Voya Financial, Inc.	399,800	18,650,670

Insurance - 6.23%
Aflac, Inc.	480,000	17,294,400
Allstate Corp.	229,245	22,234,473
American Financial Group, Inc.	177,700	11,276,842
MetLife, Inc.	545,300	19,914,356
Principal Financial Group, Inc.	485,900	20,184,286
Prudential Financial, Inc.	309,400	18,842,460
Reinsurance Group of America, Inc.	141,900	11,130,636

		120,877,453

Total Financials		444,886,996

See accompanying notes

14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 95.84% (continued)

Health Care - 13.16%

Biotechnology - 3.97%
AbbVie, Inc.	94,800	$9,307,464
Amgen, Inc.	104,200	24,576,612
Biogen, Inc.A	103,400	27,664,670
Regeneron Pharmaceuticals, Inc.A	24,920	15,541,358

		77,090,104

Health Care Equipment & Supplies - 1.13%
Medtronic PLC	238,600	21,879,620

Health Care Providers & Services - 5.35%
Anthem, Inc.	75,400	19,828,692
DaVita, Inc.A	214,600	16,983,444
HCA Healthcare, Inc.	216,600	21,023,196
Humana, Inc.	38,700	15,005,925
Laboratory Corp. of America HoldingsA	67,600	11,229,036
McKesson Corp.	128,100	19,653,102

		103,723,395

Pharmaceuticals - 2.71%
Mylan N.V.A	1,526,400	24,544,512
Pfizer, Inc.	854,000	27,925,800

		52,470,312

Total Health Care		255,163,431

Industrials - 10.36%

Airlines - 1.22%
Delta Air Lines, Inc.	446,900	12,535,545
United Airlines Holdings, Inc.A	322,400	11,158,264

		23,693,809

Building Products - 1.03%
Johnson Controls International PLC	585,600	19,992,384

Commercial Services & Supplies - 2.58%
Republic Services, Inc.	298,500	24,491,925
Waste Management, Inc.	241,300	25,556,083

		50,048,008

Electrical Equipment - 1.28%
AMETEK, Inc.	277,500	24,800,175

Machinery - 1.14%
Fortive Corp.	326,200	22,070,692

Professional Services - 1.31%
IHS Markit Ltd.	336,600	25,413,300

Trading Companies & Distributors - 1.80%
Fastenal Co.	600,900	25,742,556
Watsco, Inc.	51,400	9,133,780

		34,876,336

Total Industrials		200,894,704

Information Technology - 6.91%

IT Services - 1.46%
DXC Technology Co.	349,300	5,763,450
Fidelity National Information Services, Inc.	167,900	22,513,711

		28,277,161

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 95.84% (continued)

Information Technology - 6.91% (continued)

Semiconductors & Semiconductor Equipment - 2.40%
Intel Corp.	246,600	$14,754,078
Micron Technology, Inc.A	617,400	31,808,448

		46,562,526

Technology Hardware, Storage & Peripherals - 3.05%
Hewlett Packard Enterprise Co.	1,924,900	18,729,277
HP, Inc.	1,077,300	18,777,339
Western Digital Corp.	489,800	21,624,670

		59,131,286

Total Information Technology		133,970,973

Materials - 2.12%

Chemicals - 1.37%
CF Industries Holdings, Inc.	137,441	3,867,590
LyondellBasell Industries N.V., Class A	346,700	22,785,124

		26,652,714

Metals & Mining - 0.75%
Newmont Corp.	234,300	14,465,682

Total Materials		41,118,396

Real Estate - 4.58%

Equity Real Estate Investment Trusts (REITs) - 4.58%
Alexandria Real Estate Equities, Inc.	98,200	15,932,950
American Homes 4 Rent, Class A	384,600	10,345,740
Host Hotels & Resorts, Inc.	1,585,200	17,104,308
Realty Income Corp.	368,900	21,949,550
Sun Communities, Inc.	172,800	23,445,504

		88,778,052

Total Real Estate		88,778,052

Utilities - 4.83%

Electric Utilities - 0.99%
NRG Energy, Inc.	586,600	19,099,696

Independent Power & Renewable Electricity Producers - 0.93%
Vistra Energy Corp.	969,800	18,057,676

Multi-Utilities - 2.91%
Dominion Energy, Inc.	242,000	19,645,560
Public Service Enterprise Group, Inc.	448,800	22,063,008
Sempra Energy	125,500	14,712,365

		56,420,933

Total Utilities		93,578,305

Total Common Stocks (Cost $2,043,677,218)		1,858,336,355

SHORT-TERM INVESTMENTS - 3.01%

Investment Companies - 2.85%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C D	55,327,193	55,327,193

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 3.01% (continued)

U.S. Treasury Obligations - 0.16%
U.S. Treasury Bill, 1.548%, Due 8/6/2020E	$3,200,000	$3,199,616

Total Short-Term Investments (Cost $58,522,343)		58,526,809

TOTAL INVESTMENTS - 98.85% (Cost $2,102,199,561)		1,916,863,164
OTHER ASSETS, NET OF LIABILITIES - 1.15%		22,205,490

TOTAL NET ASSETS - 100.00%		$1,939,068,654

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S.Treasuries, at June 30, 2020 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

E This security or a piece thereof is held as segregated collateral.

PLC - Public Limited Company.

Long Futures Contracts Open on June 30, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	368	September 2020	$55,655,248	$56,859,680	$1,204,432

			$55,655,248	$56,859,680	$1,204,432

Index Abbreviations:
S&P 500	S&P 500 - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,858,336,355	$-	$-	$1,858,336,355
Short-Term Investments	55,327,193	3,199,616	-	58,526,809

Total Investments in Securities - Assets	$1,913,663,548	$3,199,616	$-	$1,916,863,164

Financial Derivative Instruments - Assets
Futures Contracts	$1,204,432	$-	$-	$1,204,432

Total Financial Derivative Instruments - Assets	$1,204,432	$-	$-	$1,204,432

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

17

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2020 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$187,495,966	$1,861,535,971
Investments in affiliated securities, at fair value‡	8,294,072	55,327,193
Dividends and interest receivable	77,403	2,524,757
Cash collateral held at broker for futures contracts	150,000	1,800,000
Receivable for investments sold	-	21,045,073
Receivable for fund shares sold	4,564	1,996,877
Receivable for expense reimbursement (Note 2)	250,785	6,542
Receivable for variation margin on open futures contracts (Note 5)	99,194	1,205,238
Prepaid expenses	50,327	116,121

Total assets	196,422,311	1,945,557,772

Liabilities:
Payable for investments purchased	1,843,515	-
Payable for fund shares redeemed	103,484	4,434,566
Cash due to broker for futures contracts	36,538	425,094
Management and sub-advisory fees payable (Note 2)	112,801	1,062,679
Service fees payable (Note 2)	9,117	128,969
Transfer agent fees payable (Note 2)	13,706	133,124
Payable upon return of securities loaned (Note 9)§	3,343,235	-
Custody and fund accounting fees payable	6,046	94,227
Professional fees payable	23,276	62,899
Trustee fees payable (Note 2)	-	7,221
Payable for prospectus and shareholder reports	3,794	108,771
Other liabilities	40,543	31,568

Total liabilities	5,536,055	6,489,118

Net assets	$190,886,256	$1,939,068,654

Analysis of net assets:
Paid-in-capital	$135,192,316	$2,057,623,869
Total distributable earnings (deficits)A	55,693,940	(118,555,215)

Net assets	$190,886,256	$1,939,068,654

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	3,599,777	27,119,110

Y Class	111,575	37,703,387

Investor Class	2,231,776	16,591,230

A Class	57,009	1,320,347

C Class	63,427	1,640,739

R6 Class	3,597	5,116,032

Net assets:
R5 ClassB	$114,000,400	$589,543,119

Y Class	$3,518,076	$816,841,902

Investor Class	$69,561,186	$358,805,556

A Class	$1,782,356	$28,422,643

C Class	$1,910,187	$34,311,770

R6 Class	$114,051	$111,143,664

Net asset value, offering and redemption price per share:
R5 ClassB	$31.67	$21.74

Y Class	$31.53	$21.66

Investor Class	$31.17	$21.63

A Class	$31.26	$21.53

A Class (offering price)	$33.17	$22.84

C Class	$30.12	$20.91

R6 Class	$31.71	$21.72

† Cost of investments in unaffiliated securities	$148,593,161	$2,046,872,368
‡ Cost of investments in affiliated securities	$8,294,072	$55,327,193
§ Fair value of securities on loan	$11,539,890	$17,807,978

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Formerly known as Institutional Class.

See accompanying notes

18

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2020 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$802,135	$32,755,188
Dividend income from affiliated securities (Note 2)	14,430	251,298
Interest income	48	1,158
Income derived from securities lending (Note 9)	74,864	51,594

Total investment income	891,477	33,059,238

Expenses:
Management and sub-advisory fees (Note 2)	765,526	8,189,803
Transfer agent fees:
R5 Class (Note 2)A	24,678	115,073
Y Class (Note 2)	1,076	522,094
Investor Class	3,723	12,564
A Class	-	2,169
C Class	-	3,424
R6 Class	-	3,599
Custody and fund accounting fees	23,151	181,189
Professional fees	26,952	112,784
Registration fees and expenses	39,633	69,715
Service fees (Note 2):
Investor Class	123,010	815,958
A Class	759	22,729
C Class	445	18,840
Distribution fees (Note 2):
A Class	2,251	52,475
C Class	5,998	213,881
Prospectus and shareholder report expenses	6,730	121,140
Trustee fees (Note 2)	7,537	129,385
Other expenses	10,207	124,996

Total expenses	1,041,676	10,711,818

Net fees waived and expenses (reimbursed) (Note 2)	(176,776)	-

Net expenses	864,900	10,711,818

Net investment income	26,577	22,347,420

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	7,759,102	(50,504,785)
Futures contracts	(307,242)	(4,614,253)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	1,841,160	(652,625,193)
Futures contracts	51,943	1,159,560

Net gain (loss) from investments	9,344,963	(706,584,671)

Net increase (decrease) in net assets resulting from operations	$9,371,540	$(684,237,251)

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

19

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$26,577	$263,349	$22,347,420	$64,979,780
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	7,451,860	28,391,466	(55,119,038)	214,637,010
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	1,893,103	27,938,130	(651,465,633)	625,561,461

Net increase (decrease) in net assets resulting from operations	9,371,540	56,592,945	(684,237,251)	905,178,251

Distributions to shareholders:
Total retained earnings:
R5 ClassA	-	(11,270,063)	-	(49,898,828)
Y Class	-	(199,045)	-	(58,703,209)
Investor Class	-	(6,878,930)	-	(22,164,868)
A Class	-	(197,898)	-	(2,157,671)
C Class	-	(110,609)	-	(1,806,442)
R6 Class	-	(11,081)	-	(9,322,560)

Net distributions to shareholders	-	(18,667,626)	-	(144,053,578)

Capital share transactions (Note 11):
Proceeds from sales of shares	13,075,212	12,698,919	350,800,715	977,847,418
Reinvestment of dividends and distributions	-	18,255,572	-	141,054,545
Cost of shares redeemed	(27,580,517)	(94,788,665)	(1,322,063,581)	(2,419,288,681)

Net (decrease) in net assets from capital share transactions	(14,505,305)	(63,834,174)	(971,262,866)	(1,300,386,718)

Net (decrease) in net assets	(5,133,765)	(25,908,855)	(1,655,500,117)	(539,262,045)

Net assets:
Beginning of period	196,020,021	221,928,876	3,594,568,771	4,133,830,816

End of period	$190,886,256	$196,020,021	$1,939,068,654	$3,594,568,771

A Formerly known as Institutional Class.

See accompanying notes

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2020, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2020, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments

R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors-sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Bridgeway Capital Management, Inc. (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2020 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$322,874
Sub-Advisor Fees	0.40%	442,652

Total	0.84%	$765,526

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,385,585
Sub-Advisor Fees	0.30%	3,804,218

Total	0.65%	$8,189,803

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2020, the Manager received securities lending fees of $10,970 and $4,580 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$17,289
Bridgeway Large Cap Value	575,115

As of June 30, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$5,514
Bridgeway Large Cap Value	94,188

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund as shown below:

Affiliated Security	Type of Transaction	Fund	June 30, 2020 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Bridgeway Large Cap Growth	$4,950,837	$-	$-	$251,298	$4,950,837
U.S. Government Money Market Select Fund	Securities Lending	Bridgeway Large Cap Growth	3,343,235	-	-	N/A	3,343,235
U.S. Government Money Market Select Fund	Direct	Bridgeway Large Cap Value	55,327,193	-	-	14,430	55,327,193

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2020, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$1,712	$1,217	$2,929
Bridgeway Large Cap Value	30,756	389	31,145

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2020, the Bridgeway Large Cap Value Fund borrowed on average $8,274,657 for 4 days at an average interest rate of 1.51% with interest charges of $1,387. These amounts are recorded as “Other expenses in the Statements of Operations. For the period ended June 30, 2020, the Bridgeway Large Cap Growth Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 6/30/2020	Reimbursed Expenses	(Recouped) Expenses
Bridgeway Large Cap Growth	R5*	0.81%	0.81%	$110,252	$-	2023
Bridgeway Large Cap Growth	Y	0.91%	0.87%	2,563	-	2023
Bridgeway Large Cap Growth	Investor	1.19%	1.12%	61,348	(129)	2023
Bridgeway Large Cap Growth	A	1.21%	1.10%	1,255	(162)	2023
Bridgeway Large Cap Growth	C	1.96%	1.84%	1,248	(107)	2023
Bridgeway Large Cap Growth	R6	0.76%	0.76%	110	-	2023

* Formerly Institutional Class

Of these amounts, $250,785 and $6,542 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2020 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$44,721	$221,547	$110,021	2020
Bridgeway Large Cap Growth	671	343,271	-	2021
Bridgeway Large Cap Growth	-	161,557	-	2022
Bridgeway Large Cap Value	7,563	4,871	-	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2020, RID collected $38 and $1,130 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2020, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2020, CDSC fees of $1,430 were collected for the Class C Shares of Bridgeway Large Cap Value Fund. During the period ended June 30, 2020, there were no CDSC fees collected for the Class A Shares of the Bridgeway Large Cap Growth Fund.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund would be

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2020, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2020
Bridgeway Large Cap Growth	28
Bridgeway Large Cap Value	295

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$99,100	$99,100

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(307,242)	$(307,242)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$51,943	$51,943

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$1,204,432	$1,204,432

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(4,614,253)	$(4,614,253)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,159,560	$1,159,560

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2020.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of June 30, 2020:
	Assets	Liabilities
Futures Contracts(1)	$99,100	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$99,100	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(99,100)	$-

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,343,235	$-	$-	$-	$3,343,235

Total Borrowings	$3,343,235	$-	$-	$-	$3,343,235

Gross amount of recognized liabilities for securities lending transactions					$3,343,235

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of June 30, 2020:
	Assets	Liabilities
Futures Contracts(1)	$1,204,432	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,204,432	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,204,432)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or track an index, the Funds are subject to the risks associated with the

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2020, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$156,887,270	$44,935,010	$(6,032,242)	$38,902,768
Bridgeway Large Cap Value	2,102,199,561	139,378,150	(324,714,547)	(185,336,397)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

As of December 31, 2019, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$62,377,437	$79,252,324
Bridgeway Large Cap Value	490,489,172	1,492,623,677

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2020 are as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	June 30, 2020 Shares/Fair Value
Bridgeway Large Cap Growth	Direct	$2,526,142	$52,797,571	$50,372,876	$4,950,837
Bridgeway Large Cap Growth	Securities Lending	2,165,786	8,595,041	7,417,592	3,343,235
Bridgeway Large Cap Value	Direct	38,744,589	1,352,148,223	1,335,565,619	55,327,193
Bridgeway Large Cap Value	Securities Lending	-	19,871,029	19,871,029	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$11,539,890	$3,343,235	$8,338,104	$11,681,339
Bridgeway Large Cap Value	17,807,978	–	18,356,565	18,356,565

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. Effective August 6, 2020, the Committed Line was reduced from $250 million to $150 million. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2020, the Funds did not utilize this facility.

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	337,096	$9,610,549	324,106	$9,469,356
Reinvestment of dividends	-	-	364,137	10,869,492
Shares redeemed	(720,282)	(19,934,875)	(2,686,027)	(78,392,764)

Net (decrease) in shares outstanding	(383,186)	$(10,324,326)	(1,997,784)	$(58,053,916)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	66,137	$1,852,993	41,071	$1,221,925
Reinvestment of dividends	-	-	6,695	199,045
Shares redeemed	(23,097)	(662,381)	(70,745)	(2,101,935)

Net increase (decrease) in shares outstanding	43,040	$1,190,612	(22,979)	$(680,965)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	28,041	$794,695	54,950	$1,653,213
Reinvestment of dividends	-	-	233,725	6,878,528
Shares redeemed	(241,401)	(6,544,017)	(473,407)	(13,822,576)

Net (decrease) in shares outstanding	(213,360)	$(5,749,322)	(184,732)	$(5,290,835)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,103	$29,617	3,012	$90,592
Reinvestment of dividends	-	-	6,704	197,898
Shares redeemed	(12,857)	(330,239)	(8,630)	(250,326)

Net increase (decrease) in shares outstanding	(11,754)	$(300,622)	1,086	$38,164

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	29,283	$787,358	9,300	$263,833
Reinvestment of dividends	-	-	3,874	110,609
Shares redeemed	(3,953)	(109,005)	(7,597)	(221,064)

Net increase in shares outstanding	25,330	$678,353	5,577	$153,378

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-

Net increase in shares outstanding	-	$-	-	$-

38

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,250,018	$93,204,061	12,047,419	$306,145,671
Reinvestment of dividends	-	-	1,773,435	48,148,759
Shares redeemed	(21,550,197)	(483,891,457)	(33,216,721)	(854,845,294)

Net (decrease) in shares outstanding	(17,300,179)	$(390,687,396)	(19,395,867)	$(500,550,864)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	7,558,058	$168,186,369	16,724,658	$426,777,300
Reinvestment of dividends	-	-	2,131,290	57,694,034
Shares redeemed	(23,653,701)	(526,984,112)	(31,709,599)	(810,319,281)

Net (decrease) in shares outstanding	(16,095,643)	$(358,797,743)	(12,853,651)	$(325,847,947)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,117,896	$66,580,923	5,783,122	$145,523,103
Reinvestment of dividends	-	-	817,055	22,109,503
Shares redeemed	(8,257,580)	(182,124,819)	(24,264,151)	(623,217,163)

Net (decrease) in shares outstanding	(5,139,684)	$(115,543,896)	(17,663,974)	$(455,584,557)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	146,505	$3,336,400	524,036	$13,042,263
Reinvestment of dividends	-	-	77,978	2,100,719
Shares redeemed	(1,004,208)	(21,385,703)	(1,976,037)	(50,282,114)

Net (decrease) in shares outstanding	(857,703)	$(18,049,303)	(1,374,023)	$(35,139,132)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	45,658	$945,539	110,708	$2,694,165
Reinvestment of dividends	-	-	63,912	1,678,970
Shares redeemed	(668,154)	(14,401,899)	(1,352,619)	(33,637,583)

Net (decrease) in shares outstanding	(622,496)	$(13,456,360)	(1,177,999)	$(29,264,448)

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	841,731	$18,547,423	3,342,503	$83,664,916
Reinvestment of dividends	-	-	343,626	9,322,560
Shares redeemed	(4,117,524)	(93,275,591)	(1,805,883)	(46,987,246)

Net increase (decrease) in shares outstanding	(3,275,793)	$(74,728,168)	1,880,246	$46,000,230

A	Formerly known as Institutional Class.

12. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

39

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassAB

	Six Months Ended June 30, 2020		Year Ended December 31,			Six Months Ended December 31, 2016		Year Ended June 30,
			2019	2018	2017C			2016	2015

	(unaudited)
Net asset value, beginning of period	$29.84		$25.27	$29.88	$24.47	$22.77		$23.71	$20.51

Income (loss) from investment operations:
Net investment income	0.04		0.10	0.13	0.10	0.04		0.07	0.17	D
Net gains (losses) on investments (both realized and unrealized)	1.79		7.55	(1.99)	6.56	1.82		(0.90)	3.14

Total income (loss) from investment operations	1.83		7.65	(1.86)	6.66	1.86		(0.83)	3.31

Less distributions:
Dividends from net investment income	-		-	(0.11)	(0.08)	(0.16)		(0.11)	(0.11)
Distributions from net realized gains	-		(3.08)	(2.64)	(1.17)	-		-	-

Total distributions	-		(3.08)	(2.75)	(1.25)	(0.16)		(0.11)	(0.11)

Net asset value, end of period	$31.67		$29.84	$25.27	$29.88	$24.47		$22.77	$23.71

Total returnE	6.13	%F	30.27%	(6.03)%	27.21%	8.15%	F	(3.52)%	16.19%

Ratios and supplemental data:
Net assets, end of period	$114,000,400		$118,831,764	$151,163,119	$178,062,388	$133,638,400		$136,460,611	$156,493,513
Ratios to average net assets:
Expenses, before reimbursements	1.02	%G	0.90%	0.93%	1.06%	1.02%	G	0.89%	0.81%
Expenses, net of reimbursementsH	0.82	%G	0.81%	0.81%	0.81%	0.81%	G	0.83%	0.81%
Net investment income (loss), before expense reimbursements	(0.03	)%G	0.19%	0.26%	0.15%	0.12%	G	0.30%	0.75%
Net investment income, net of reimbursements	0.17	%G	0.28%	0.38%	0.40%	0.33%	G	0.35%	0.75%
Portfolio turnover rate	35	%F	77%	60%	78%	40%	F	100%	48%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
C

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

D	Per share amounts have been calculated using the average shares method.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

40

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class

	Six Months Ended June 30, 2020		Year Ended December 31,			Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$29.72		$25.21	$29.82	$24.45	$22.77		$20.46

Income (loss) from investment operations:
Net investment income	0.00	C	0.05	0.12	0.05	0.03		0.03
Net gains (losses) on investments (both realized and unrealized)	1.81		7.54	(1.98)	6.57	1.81		2.28

Total income (loss) from investment operations	1.81		7.59	(1.86)	6.62	1.84		2.31

Less distributions:
Dividends from net investment income	-		-	(0.11)	(0.08)	(0.16)		-
Distributions from net realized gains	-		(3.08)	(2.64)	(1.17)	-		-

Total distributions	-		(3.08)	(2.75)	(1.25)	(0.16)		-

Net asset value, end of period	$31.53		$29.72	$25.21	$29.82	$24.45		$22.77

Total returnD	6.09	%E	30.11%	(6.04)%	27.06%	8.06	%E	11.29	%E

Ratios and supplemental data:
Net assets, end of period	$3,518,076		$2,036,785	$2,306,982	$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	1.14	%F	0.95%	0.97%	1.13%	1.09	%F	4.00	%F
Expenses, net of reimbursementsG	0.90	%F	0.91%	0.91%	0.91%	0.91	%F	0.91	%F
Net investment income (loss), before expense reimbursements	(0.11	)%F	0.12%	0.27%	0.08%	0.11	%F	(2.69	)%F
Net investment income, net of reimbursements	0.13	%F	0.16%	0.33%	0.30%	0.28	%F	0.40	%F
Portfolio turnover rate	35	%E	77%	60%	78%	40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount is less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

41

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31,				Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2019	2018		2017A

	(unaudited)
Net asset value, beginning of period	$29.42		$25.05	$29.65		$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)	0.01		(0.01)	(0.01)		0.01
Net gains (losses) on investments (both realized and unrealized)	1.79		7.49	(1.94)		6.53	1.81		2.27

Total income (loss) from investment operations	1.75		7.45	(1.93)		6.52	1.80		2.28

Less distributions:
Dividends from net investment income	-		-	(0.03)		(0.08)	(0.16)		-
Distributions from net realized gains	-		(3.08)	(2.64)		(1.17)	-		-

Total distributions	-		(3.08)	(2.67)		(1.25)	(0.16)		-

Net asset value, end of period	$31.17		$29.42	$25.05		$29.65	$24.38		$22.74

Total returnC	5.95	%D	29.74%	(6.33)%		26.72%	7.90	%D	11.14	%D

Ratios and supplemental data:
Net assets, end of period	$69,561,186		$71,928,098	$65,869,325		$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.36	%E	1.20%	1.20%		1.40%	1.55	%E	8.43	%E
Expenses, net of reimbursements or recoupmentsF	1.18	%E	1.19%	1.19%		1.19%	1.19	%E	1.18	%E
Net investment (loss), before expense reimbursements or recoupments	(0.37	)%E	(0.11)%	(0.01)%		(0.66)%	(0.35	)%E	(7.08	)%E
Net investment income (loss), net of reimbursements or recoupments	(0.18	)%E	(0.10)%	0.00	%G	(0.45)%	0.02	%E	0.17	%E
Portfolio turnover rate	35	%D	77%	60%		78%	40	%D	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Amount represents less than 0.005% of average net assets.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

42

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31,				Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$29.51		$25.12	$29.70	$24.39		$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.03)	(0.11)	0.00	C	0.00	C	0.00	C
Net gains (losses) on investments (both realized and unrealized)	1.82		7.50	(1.83)	6.54		1.81		2.28

Total income (loss) from investment operations	1.75		7.47	(1.94)	6.54		1.81		2.28

Less distributions:
Dividends from net investment income	–		–	–	(0.06)		(0.16)		–
Distributions from net realized gains	–		(3.08)	(2.64)	(1.17)		–		–

Total distributions	–		(3.08)	(2.64)	(1.23)		(0.16)		–

Net asset value, end of period	$31.26		$29.51	$25.12	$29.70		$24.39		$22.74

Total returnD	5.93	%E	29.74%	(6.35)%	26.79%		7.94	%E	11.14	%E

Ratios and supplemental data:
Net assets, end of period	$1,782,356		$2,029,102	$1,700,188	$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.32	%F	1.18%	1.25%	1.44%		1.43	%F	5.25	%F
Expenses, net of reimbursements or recoupments	1.18	%F	1.21%	1.21%	1.21%		1.21	%F	1.21	%F
Net investment (loss), before expense reimbursements or recoupments	(0.33	)%F	(0.09)%	(0.09)%	(0.23)%		(0.26	)%F	(4.01	)%F
Net investment income (loss), net of reimbursements or recoupments	(0.19	)%F	(0.12)%	(0.05)%	0.00	%G	(0.05	)%F	0.02	%F
Portfolio turnover rate	35	%E	77%	60%	78%		40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount rounds to less than 0.005%.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

43

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31,			Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016
			2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$28.53		$24.55	$29.30	$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment (loss)	(0.12	)C	(0.20)	(0.17)	(0.10)	(0.13)		(0.04)
Net gains (losses) on investments (both realized and unrealized)	1.71		7.26	(1.94)	6.35	1.84		2.25

Total income (loss) from investment operations	1.59		7.06	(2.11)	6.25	1.71		2.21

Less distributions:
Dividends from net investment income	–		–	–	–	(0.16)		–
Distributions from net realized gains	–		(3.08)	(2.64)	(1.17)	–		–

Total distributions	–		(3.08)	(2.64)	(1.17)	(0.16)		–

Net asset value, end of period	$30.12		$28.53	$24.55	$29.30	$24.22		$22.67

Total returnD	5.57	%E	28.75%	(7.02)%	25.78%	7.52	%E	10.80	%E

Ratios and supplemental data:
Net assets, end of period	$1,910,187		$1,086,848	$798,319	$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.13	%F	1.92%	1.95%	2.09%	2.18	%F	7.33	%F
Expenses, net of reimbursements or recoupmentsG	1.92	%F	1.96%	1.96%	1.96%	1.96	%F	1.96	%F
Net investment (loss), before expense reimbursements or recoupments	(1.12	)%F	(0.83)%	(0.76)%	(0.90)%	(1.04	)%F	(5.98	)%F
Net investment (loss), net of reimbursements or recoupments	(0.91	)%F	(0.87)%	(0.77)%	(0.77)%	(0.81	)%F	(0.62	)%F
Portfolio turnover rate	35	%E	77%	60%	78%	40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019	April 30, 2018A to December 31, 2018

	(unaudited)
Net asset value, beginning of period	$29.86		$25.28	$30.89

Income (loss) from investment operations:
Net investment income	0.03		0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	1.82		7.56	(2.98)

Total income (loss) from investment operations	1.85		7.66	(2.86)

Less distributions:
Dividends from net investment income	–		–	(0.11)
Distributions from net realized gains	–		(3.08)	(2.64)

Total distributions	–		(3.08)	(2.75)

Net asset value, end of period	$31.71		$29.86	$25.28

Total returnB	6.20	%C	30.30%	(9.07	)%C

Ratios and supplemental data:
Net assets, end of period	$114,051		$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements	0.98	%D	0.84%	4.15	%D
Expenses, net of reimbursementsE	0.77	%D	0.76%	0.76	%D
Net investment income (loss), before expense reimbursements	0.01	%D	0.25%	(2.85	)%D
Net investment income, net of reimbursements	0.22	%D	0.33%	0.54	%D
Portfolio turnover rate	35	%C	77%	60	%F

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

45

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31,

			2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$27.14		$22.61	$28.57	$26.08	$22.75	$23.89

Income (loss) from investment operations:
Net investment income	0.27		0.55	0.45	0.37	0.38	0.28
Net gains (losses) on investments (both realized and unrealized)	(5.67)		5.13	(4.28)	3.78	3.32	(0.58)

Total income (loss) from investment operations	(5.40)		5.68	(3.83)	4.15	3.70	(0.30)

Less distributions:
Dividends from net investment income	-		(0.54)	(0.47)	(0.39)	(0.35)	(0.29)
Distributions from net realized gains	-		(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-		-	-	-	-	(0.00	)B

Total distributions	-		(1.15)	(2.13)	(1.66)	(0.37)	(0.84)

Net asset value, end of period	$21.74		$27.14	$22.61	$28.57	$26.08	$22.75

Total returnC	(19.90	)%D	25.11%	(13.28)%	15.88%	16.24%	(1.23)%

Ratios and supplemental data:
Net assets, end of period	$589,543,119		$1,205,569,140	$1,442,789,043	$1,547,760,278	$1,185,013,905	$682,849,171
Ratios to average net assets:
Expenses, before reimbursements	0.74	%E	0.73%	0.72%	0.72%	0.73%	0.75%
Expenses, net of reimbursements	0.74	%E	0.73%	0.72%	0.72%	0.73%	0.79%
Net investment income, before expense reimbursements	1.88	%E	1.71%	1.63%	1.41%	1.69%	1.61%
Net investment income, net of reimbursements	1.88	%E	1.71%	1.63%	1.41%	1.69%	1.57%
Portfolio turnover rate	20	%D	44%	49%	48%	56%	43%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

46

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31,

			2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$27.06		$22.54	$28.49	$26.01	$22.69	$23.84

Income (loss) from investment operations:
Net investment income	0.21		0.46	0.44	0.33	0.32	0.27
Net gains (losses) on investments (both realized and unrealized)	(5.61)		5.19	(4.28)	3.79	3.35	(0.57)

Total income (loss) from investment operations	(5.40)		5.65	(3.84)	4.12	3.67	(0.30)

Less distributions:
Dividends from net investment income	-		(0.52)	(0.45)	(0.37)	(0.33)	(0.30)
Distributions from net realized gains	-		(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-		-	-	-	-	(0.00	)A

Total distributions	-		(1.13)	(2.11)	(1.64)	(0.35)	(0.85)

Net asset value, end of period	$21.66		$27.06	$22.54	$28.49	$26.01	$22.69

Total returnB	(19.96	)%C	25.06%	(13.35)%	15.82%	16.17%	(1.26)%

Ratios and supplemental data:
Net assets, end of period	$816,841,902		$1,455,648,440	$1,502,519,807	$1,547,228,114	$879,852,983	$414,585,125
Ratios to average net assets:
Expenses, before reimbursements	0.81	%D	0.80%	0.79%	0.79%	0.80%	0.81%
Expenses, net of reimbursements	0.81	%D	0.80%	0.79%	0.79%	0.80%	0.81%
Net investment income, before expense reimbursements	1.83	%D	1.65%	1.57%	1.35%	1.63%	1.55%
Net investment income, net of reimbursements	1.83	%D	1.65%	1.57%	1.35%	1.63%	1.55%
Portfolio turnover rate	20	%C	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31,

			2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$27.05		$22.50	$28.41	$25.93	$22.64	$23.77

Income (loss) from investment operations:
Net investment income	0.31		0.62	0.43	0.32	0.27	0.25
Net gains (losses) on investments (both realized and unrealized)	(5.73)		4.95	(4.33)	3.71	3.31	(0.61)

Total income (loss) from investment operations	(5.42)		5.57	(3.90)	4.03	3.58	(0.36)

Less distributions:
Dividends from net investment income	-		(0.41)	(0.35)	(0.28)	(0.27)	(0.22)
Distributions from net realized gains	-		(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-		-	-	-	-	(0.00	)A

Total distributions	-		(1.02)	(2.01)	(1.55)	(0.29)	(0.77)

Net asset value, end of period	$21.63		$27.05	$22.50	$28.41	$25.93	$22.64

Total returnB	(20.04	)%C	24.74%	(13.60)%	15.52%	15.81%	(1.51)%

Ratios and supplemental data:
Net assets, end of period	$358,805,556		$587,724,123	$886,572,501	$1,387,184,369	$1,583,853,257	$977,719,149
Ratios to average net assets:
Expenses, before reimbursements	1.09	%D	1.08%	1.05%	1.06%	1.08%	1.09%
Expenses, net of reimbursements	1.09	%D	1.08%	1.05%	1.06%	1.08%	1.09%
Net investment income, before expense reimbursements	1.58	%D	1.37%	1.26%	1.04%	1.35%	1.28%
Net investment income, net of reimbursements	1.58	%D	1.37%	1.26%	1.04%	1.35%	1.28%
Portfolio turnover rate	20	%C	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31,

			2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$26.92		$22.41	$28.32	$25.82	$22.53	$23.66

Income (loss) from investment operations:
Net investment income	0.48		0.58	0.36	0.42	0.32	0.27
Net gains (losses) on investments (both realized and unrealized)	(5.87)		4.95	(4.25)	3.58	3.24	(0.64)

Total income (loss) from investment operations	(5.39)		5.53	(3.89)	4.00	3.56	(0.37)

Less distributions:
Dividends from net investment income	-		(0.41)	(0.36)	(0.23)	(0.25)	(0.21)
Distributions from net realized gains	-		(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-		-	-	-	-	(0.00	)A

Total distributions	-		(1.02)	(2.02)	(1.50)	(0.27)	(0.76)

Net asset value, end of period	$21.53		$26.92	$22.41	$28.32	$25.82	$22.53

Total returnB	(20.02	)%C	24.70%	(13.60)%	15.46%	15.79%	(1.56)%

Ratios and supplemental data:
Net assets, end of period	$28,422,643		$58,637,332	$79,610,028	$96,229,248	$152,520,884	$147,394,607
Ratios to average net assets:
Expenses, before reimbursements	1.08	%D	1.10%	1.07%	1.08%	1.12%	1.12%
Expenses, net of reimbursements	1.08	%D	1.10%	1.07%	1.08%	1.12%	1.12%
Net investment income, before expense reimbursements	1.53	%D	1.35%	1.28%	1.01%	1.31%	1.25%
Net investment income, net of reimbursements	1.53	%D	1.35%	1.28%	1.01%	1.31%	1.25%
Portfolio turnover rate	20	%C	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31,

			2019	2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$26.25		$21.86	$27.63	$25.27	$22.08	$23.27

Income (loss) from investment operations:
Net investment income	0.12		0.21	0.16	0.08	0.13	0.13
Net gains (losses) on investments (both realized and unrealized)	(5.46)		4.99	(4.12)	3.62	3.16	(0.66)

Total income (loss) from investment operations	(5.34)		5.20	(3.96)	3.70	3.29	(0.53)

Less distributions:
Dividends from net investment income	-		(0.20)	(0.15)	(0.07)	(0.08)	(0.11)
Distributions from net realized gains	-		(0.61)	(1.66)	(1.27)	(0.02)	(0.55)
Tax return of capital	-		-	-	-	-	(0.00	)A

Total distributions	-		(0.81)	(1.81)	(1.34)	(0.10)	(0.66)

Net asset value, end of period	$20.91		$26.25	$21.86	$27.63	$25.27	$22.08

Total returnB	(20.34	)%C	23.79%	(14.23)%	14.62%	14.91%	(2.27)%

Ratios and supplemental data:
Net assets, end of period	$34,311,770		$59,409,216	$75,231,917	$102,553,616	$100,447,531	$84,411,378
Ratios to average net assets:
Expenses, before reimbursements	1.82	%D	1.81%	1.79%	1.83%	1.86%	1.87%
Expenses, net of reimbursements	1.82	%D	1.81%	1.79%	1.83%	1.86%	1.87%
Net investment income, before expense reimbursements	0.84	%D	0.63%	0.54%	0.28%	0.57%	0.48%
Net investment income, net of reimbursements	0.84	%D	0.63%	0.54%	0.28%	0.57%	0.48%
Portfolio turnover rate	20	%C	44%	49%	48%	56%	43%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31,		April 28, 2017A to December 31, 2017

			2019	2018

	(unaudited)
Net asset value, beginning of period	$27.12		$22.59	$28.55	$26.73

Income (loss) from investment operations:
Net investment income	0.11		0.49	0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	(5.51)		5.20	(4.37)	3.37

Total income (loss) from investment operations	(5.40)		5.69	(3.83)	3.48

Less distributions:
Dividends from net investment income	-		(0.55)	(0.47)	(0.39)
Distributions from net realized gains	-		(0.61)	(1.66)	(1.27)

Total distributions	-		(1.16)	(2.13)	(1.66)

Net asset value, end of period	$21.72		$27.12	$22.59	$28.55

Total returnB	(19.91	)%C	25.17%	(13.27)%	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$111,143,664		$227,580,520	$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements	0.72	%D	0.70%	0.70%	0.75	%D
Expenses, net of reimbursements	0.72	%D	0.70%	0.70%	0.71	%D
Net investment income, before expense reimbursements	1.91	%D	1.76%	1.69%	1.44	%D
Net investment income, net of reimbursements	1.91	%D	1.76%	1.69%	1.48	%D
Portfolio turnover rate	20	%C	44%	49%	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

51

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (“LCG Fund”) and the American Beacon Bridgeway Large Cap Value Fund (“LCV Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Bridgeway Capital Management, Inc. (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

52

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisor for the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and the subadvisor’s representations regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index and an appropriate peer group for the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A summary of the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that,

53

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the LCG Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that, with respect to the LCG Fund, the subadvisor does not manage any comparable client accounts and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor, and, with respect to the LCV Fund, the subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for the Funds. In this regard, the Board considered that the LCG Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, the subadvisor has agreed to take into account other clients of the Manager whose assets are allocated to the subadvisor by the Manager for purposes of calculating the Funds’ subadvisory fee rate breakpoints. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered the Manager’s representation that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

54

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of fee waivers, where applicable, and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Agreements for the LCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) that the LCG Fund acquired all of the assets of the Bridgeway Large Cap Growth Fund (“Acquired Fund”), a series of Bridgeway Funds, Inc., on February 5, 2016, and the LCG Fund’s performance prior to that date is the performance of the Acquired Fund; (2) the Bridgeway Large Cap Growth II Fund assets were merged with the LCG Fund on December 15, 2017; (3) the subadvisor’s representation that it has no other comparable accounts in the same strategy as the subadvisor manages the LCG Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

55

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the LCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCG Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Agreements for the LCV Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) information provided by subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the LCV Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the LCV Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of LCV Fund.

56

Disclosure Regarding Liquidity Risk Management Program

June 30, 2020 (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Each Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. The Program was effective on December 1, 2018 and was approved by each Fund’s Board of Trustees (the “Board”) on March 6, 2019, in accordance with applicable Securities and Exchange Commission (“SEC”) guidance.

Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•	Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Board and the SEC;

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Board has approved the designation of the Manager’s Liquidity Committee as the Program administrator with responsibility for administering the Program. Since the implementation of the Program, the Liquidity Committee has provided written reports to the Board on a quarterly basis regarding each Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2020 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from the Program’s inception on December 1, 2018 through December 31, 2019 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage each Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	Each Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

Administration of the Program by the Liquidity Committee continues to be appropriate.

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To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

SAR 6/20

American Beacon®
FUNDS

2020 SEMI-ANNUAL REPORT

June 30, 2020

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic continues to have an overwhelming effect on the world’s population, economies and markets. During this reporting period, news reports related to the virus dominated headlines:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 0.25%, and announced quantitative easing would be unlimited.

▶  Also in March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶

On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May. However, by the end of June, the average crude oil spot price – which calculates an equally weighted price for West Texas Intermediate, Brent and Dubai crude oils – was $39.46 per barrel.

▶

Although equity markets around the world have rebounded since the lows experienced earlier this year, uncertainty and volatility remain while economies continue to feel the effects of the pandemic. In the U.S., initial estimates indicated gross domestic product fell 9.5% for the second quarter – an annualized decline of 32.9% – making it the sharpest economic contraction in modern history.

▶

As of June 30, the virus had infected more than 10 million individuals around the world, resulting in more than 503,000 deaths. The U.S. alone accounted for more than 2.5 million confirmed cases and more than 126,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

1

President’s Message

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 9.62% for the six months ended June 30, 2020. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of 4.16% for the same period.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class** (1,2,8)	SFMIX	9.83%	14.53%	18.23%	13.43%	15.24%
Y Class (1,3,8)	SMFYX	9.83%	14.44%	18.11%	13.32%	15.12%
Investor Class (1,8)	STMGX	9.62%	14.10%	17.83%	13.03%	14.85%
A Class without Sales Charge (1,4,8)	SMFAX	9.67%	14.08%	17.79%	12.99%	14.80%
A Class with Sales Charge (1,4,8)	SMFAX	3.36%	7.54%	15.49%	11.66%	14.13%
C Class without Sales Charge (1,5,8)	SMFCX	9.27%	13.30%	16.93%	12.15%	14.10%
C Class with Sales Charge (1,5,8)	SMFCX	8.27%	12.30%	16.93%	12.15%	14.10%
R6 Class (1,6,8)	SFMRX	9.86%	14.56%	18.25%	13.44%	15.25%

Russell Midcap® Growth Index (7)		4.16%	11.91%	14.76%	11.60%	15.09%
S&P 500 Index (7)		-3.08%	7.51%	10.73%	10.73%	13.99%

*	Not Annualized.

**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-9687-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for 2007 through 2013 and for 2018 through 2019.

2.	A portion of the fees charged to the R5 Class has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since Fund inception.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/10 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/10. A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2017 through 2019. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, and 2017 through 2019.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/10 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/10. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, and waived in 2017, 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, 2017, 2018 and 2019. A Class has a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year periods represents the returns achieved by the Investor Class from 6/30/10 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/10. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, and waived in 2016 through 2018, and partially recovered in 2019. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014 and for 2016 through 2018. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the R5 Class from 6/30/10 up to 12/31/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/10. A portion of the fees charged to the R6 Class has been waived since Fund inception.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index,

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

for and has not reviewed the American Beacon The London Company Income Equity Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

All rights in the Russell Midcap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell Midcap® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.96%, 1.01%, 1.28%, 1.29%, 2.01% and 0.92%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both stock selection and sector allocation.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Information Technology and Communication Services sectors. Within Information Technology, Shopify Inc. Class A was up 140.3%, DocuSign Inc. was up 131.4%, RingCentral Inc. Class A was up 68.8% and Autodesk Inc. was up 30.9%. Within Communication Services, Spotify Technology SA was up 74.7%, IAC/InterActiveCorp was up 31.0%, while the Fund avoided Index-position ViacomCBS Inc. Class B, which was down 49.9% for the period.

Detracting from relative performance were holdings in Energy, where Core Laboratories N.V. was down 93.6% and Parsley Energy Inc. Class A was down 43.0%. Selection within the Health Care sector also lagged during the period, with the Fund not holding Index-positions Moderna Inc. (up 228.3%), BioMarin Pharmaceutical Inc. (up 45.9%) and Seattle Genetics Inc. (up 48.7%). Also detracting from relative performance were positions in Acadia Healthcare Company Inc. (down 24.5%) and PRA Health Sciences Inc. (down 12.9%).

From a sector allocation perspective, the Fund’s overweight to Health Care, which was the best performing sector in the Index, was additive to relative performance during the period. An underweight to Materials also boosted returns. Conversely, the Fund’s cash position was a drag on performance. A slight overweight to Energy, the worst performing sector in the Index, also hurt relative returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Shopify, Inc., Class A		2.6
DexCom, Inc.		2.5
Spotify Technology S.A.		2.3
MarketAxess Holdings, Inc.		2.2
Cadence Design Systems, Inc.		2.1
IAC/InterActiveCorp		2.0
DocuSign, Inc.		2.0
MercadoLibre, Inc.		2.0
IDEXX Laboratories, Inc.		2.0
ResMed, Inc.		1.9

Total Fund Holdings	89

Sector Allocation (% Equities)
Information Technology		34.6
Health Care		22.4
Industrials		12.3
Consumer Discretionary		12.2
Communication Services		9.1
Financials		6.1
Consumer Staples		2.2
Energy		1.1

4

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 6.93% for the six months ended June 30, 2020, outperforming the Russell 2000® Growth Index (the “Index”) return of -3.06% for the same period.

Total Returns for the Period ended June 30, 2020

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class** (1,2,8)	STSIX	7.08%	6.89%	14.39%	10.09%	13.54%
Y Class (1,3,8)	SPWYX	7.09%	6.83%	14.34%	10.00%	13.42%
Investor Class (1,8)	STSGX	6.93%	6.51%	14.05%	9.77%	13.22%
A Class without Sales Charge (1,4,8)	SPWAX	6.97%	6.61%	14.07%	9.72%	13.13%
A Class with Sales Charge (1,4,8)	SPWAX	0.84%	0.50%	11.84%	8.43%	12.47%
C Class without Sales Charge (1,5,8)	SPWCX	6.58%	5.73%	13.21%	8.89%	12.42%
C Class with Sales Charge (1,5,8)	SPWCX	5.58%	4.73%	13.21%	8.89%	12.42%
R6 Class (1,6,8)	STSRX	7.14%	6.89%	14.42%	10.10%	13.54%

Russell 2000® Growth Index (7)		-3.06%	3.48%	7.86%	6.86%	12.92%
S&P 500 Index (7)		-3.08%	7.51%	10.73%	10.73%	13.99%

*	Not Annualized.

**	Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, and fully recovered in 2017. Performance prior to waiving fees was lower than actual returns shown for 2005 through 2013 and for 2015.

2.

A portion of the fees charged to the R5 Class was waived from 2009 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2009 through 2013.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/10 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/10. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2013.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/10 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/10. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class has a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/10 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/10. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived in 2019. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2019. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance represents the returns achieved by the R5 Class from 6/30/10 up to 4/30/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/10. A portion of fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon The London Company Income Equity Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

All rights in the Russell 2000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of,

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2020 (Unaudited)

reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 1.05%, 1.11%, 1.35%, 1.34%, 2.14%, and 1.38%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both security selection and sector allocation.

As it relates to security selection, the drivers of outperformance were holdings in the Industrials and Consumer Discretionary sectors. Companies within Industrials contributing to performance included Kornit Digital Ltd. (up 54.7%), Axon Enterprise Inc. (up 38.6%), Trex Company Inc. (up 42.9%), AeroVironment Inc. (up 29.1%) and SiteOne Landscape Supply Inc. (up 24.4%). Further boosts to relative performance included Ollie’s Bargain Outlet Holdings (up 55.9%), Sportsman’s Warehouse Holdings (up 83.7%), Chegg Inc. (up 81.8%), and Wingstop Inc. (up 76.1%) in the Consumer Discretionary sector.

This positive performance was somewhat offset by security selection in the Consumer Staples and Health Care sectors. Within Consumer Staples, Calavo Growers Inc. was down 30.1%, Limoneira Co. was down 24.2%, while the Fund did not hold Index-position Boston Beer Company Inc. A, which was up 49.5% for the period. In Health Care, Acadia Healthcare Company Inc. was down 24.1%. The Fund did not hold Index-positions Immunomedics Inc. and Inovio Pharmaceuticals Inc., which were up 58.7% and 716.7%, respectively.

From a sector allocation perspective, the Fund’s sizeable overweight to Information Technology, a top performer for the Index, boosted relative performance. An underweight to Real Estate was also additive for the period. In contrast, a sizeable underweight to Health Care, which was the top performing sector in the Index, served as a drag on relative outperformance. An overweight to Financials also detracted value for the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Five9, Inc.		2.5
Chegg, Inc.		2.1
Repligen Corp.		2.1
ICON PLC		2.0
Kornit Digital Ltd.		2.0
Ollie’s Bargain Outlet Holdings, Inc.		2.0
Sportsman’s Warehouse Holdings, Inc.		1.9
Globant S.A.		1.9
Manhattan Associates, Inc.		1.8
Encore Capital Group, Inc.		1.8

Total Fund Holdings	91

Sector Allocation (% Equities)
Information Technology		30.7
Health Care		23.2
Industrials		16.6
Consumer Discretionary		13.2
Financials		9.6
Communication Services		3.2
Consumer Staples		2.3
Materials		0.9
Energy		0.3

6

American Beacon FundsSM

Expense Examples

June 30, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

June 30, 2020 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$1,098.30	$4.64
Hypothetical***	$1,000.00	$1,020.44	$4.47
Y Class
Actual	$1,000.00	$1,098.30	$5.11
Hypothetical***	$1,000.00	$1,019.99	$4.92
Investor Class
Actual	$1,000.00	$1,096.20	$6.46
Hypothetical***	$1,000.00	$1,018.70	$6.22
A Class
Actual	$1,000.00	$1,096.70	$6.57
Hypothetical***	$1,000.00	$1,018.60	$6.32
C Class
Actual	$1,000.00	$1,092.70	$10.09
Hypothetical***	$1,000.00	$1,015.22	$9.72
R6 Class
Actual	$1,000.00	$1,098.60	$4.38
Hypothetical***	$1,000.00	$1,020.69	$4.22

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.98%, 1.24%, 1.26%, 1.94%, and 0.84% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period 1/1/2020-6/30/2020*
R5 Class**
Actual	$1,000.00	$1,070.80	$5.10
Hypothetical***	$1,000.00	$1,019.94	$4.97
Y Class
Actual	$1,000.00	$1,070.90	$5.46
Hypothetical***	$1,000.00	$1,019.59	$5.32
Investor Class
Actual	$1,000.00	$1,069.30	$6.74
Hypothetical***	$1,000.00	$1,018.35	$6.57
A Class
Actual	$1,000.00	$1,069.70	$6.59
Hypothetical***	$1,000.00	$1,018.50	$6.42
C Class
Actual	$1,000.00	$1,065.80	$10.58
Hypothetical***	$1,000.00	$1,014.62	$10.32
R6 Class
Actual	$1,000.00	$1,071.40	$4.89
Hypothetical***	$1,000.00	$1,020.14	$4.77

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.06%, 1.31%, 1.28%, 2.06%, and 0.95% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

8

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.49%

Communication Services - 8.89%

Entertainment - 6.85%
Electronic Arts, Inc.A	44,671	$5,898,805
Live Nation Entertainment, Inc.A	91,628	4,061,869
Roku, Inc.A B	24,241	2,824,804
Spotify Technology S.A.A	36,217	9,350,867
Take-Two Interactive Software, Inc.A	43,882	6,124,611

		28,260,956

Interactive Media & Services - 2.04%
IAC/InterActiveCorpA	26,012	8,412,281

Total Communication Services		36,673,237

Consumer Discretionary - 11.85%

Distributors - 0.41%
Pool Corp.	6,143	1,670,098

Diversified Consumer Services - 0.91%
Bright Horizons Family Solutions, Inc.A	31,922	3,741,258

Hotels, Restaurants & Leisure - 1.42%
Domino’s Pizza, Inc.	15,904	5,875,574

Internet & Direct Marketing Retail - 1.98%
MercadoLibre, Inc.A	8,295	8,176,962

Multiline Retail - 2.81%
Dollar Tree, Inc.A	44,491	4,123,426
Ollie’s Bargain Outlet Holdings, Inc.A B	76,561	7,476,182

		11,599,608

Specialty Retail - 3.58%
Aaron’s, Inc.	107,331	4,872,827
Burlington Stores, Inc.A	19,545	3,848,997
Ross Stores, Inc.	45,372	3,867,509
Ulta Beauty, Inc.A	10,733	2,183,307

		14,772,640

Textiles, Apparel & Luxury Goods - 0.74%
Lululemon Athletica, Inc.A	9,727	3,034,921

Total Consumer Discretionary		48,871,061

Consumer Staples - 2.17%

Beverages - 2.17%
Brown-Forman Corp., Class B	57,557	3,664,079
Monster Beverage Corp.A	76,189	5,281,421

		8,945,500

Total Consumer Staples		8,945,500

Energy - 1.10%

Oil, Gas & Consumable Fuels - 1.10%
Cabot Oil & Gas Corp.	130,527	2,242,454
Parsley Energy, Inc., Class A	78,900	842,652
Pioneer Natural Resources Co.	14,960	1,461,592

		4,546,698

Total Energy		4,546,698

See accompanying notes

9

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.49% (continued)

Financials - 5.89%

Banks - 0.95%
SVB Financial GroupA	18,267	$3,937,087

Capital Markets - 3.83%
MarketAxess Holdings, Inc.	18,058	9,045,613
Tradeweb Markets, Inc., Class A	116,221	6,757,089

		15,802,702

Consumer Finance - 1.11%
FirstCash, Inc.	67,856	4,578,923

Total Financials		24,318,712

Health Care - 21.84%

Biotechnology - 1.22%
Alexion Pharmaceuticals, Inc.A	21,622	2,426,853
Exelixis, Inc.A	109,179	2,591,910

		5,018,763

Health Care Equipment & Supplies - 11.35%
ABIOMED, Inc.A	9,927	2,397,966
Align Technology, Inc.A	10,319	2,831,946
DexCom, Inc.A	25,223	10,225,404
Hologic, Inc.A	81,506	4,645,842
IDEXX Laboratories, Inc.A	24,736	8,166,838
Insulet Corp.A	16,210	3,148,955
Intuitive Surgical, Inc.A	7,558	4,306,775
ResMed, Inc.	41,226	7,915,392
Varian Medical Systems, Inc.A	26,035	3,189,808

		46,828,926

Health Care Providers & Services - 1.03%
Acadia Healthcare Co., Inc.A	69,445	1,744,458
Henry Schein, Inc.A	43,143	2,519,120

		4,263,578

Health Care Technology - 2.75%
Cerner Corp.	58,335	3,998,864
Teladoc Health, Inc.A	9,047	1,726,530
Veeva Systems, Inc., Class AA	23,955	5,615,531

		11,340,925

Life Sciences Tools & Services - 4.91%
ICON PLCA	31,225	5,260,164
Illumina, Inc.A	18,456	6,835,180
PRA Health Sciences, Inc.A	39,386	3,831,864
QIAGEN N.V.A	101,345	4,338,579

		20,265,787

Pharmaceuticals - 0.58%
Pacira BioSciences, Inc.A	45,424	2,383,397

Total Health Care		90,101,376

See accompanying notes

10

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.49% (continued)

Industrials - 12.04%

Aerospace & Defense - 1.70%
HEICO Corp., Class A	35,956	$2,921,066
L3Harris Technologies, Inc.	24,157	4,098,718

		7,019,784

Air Freight & Logistics - 0.69%
CH Robinson Worldwide, Inc.B	36,162	2,858,968

Commercial Services & Supplies - 1.48%
Copart, Inc.A	73,236	6,098,362

Electrical Equipment - 1.07%
Rockwell Automation, Inc.	20,622	4,392,486

Industrial Conglomerates - 0.96%
Roper Technologies, Inc.	10,213	3,965,299

Professional Services - 4.42%
CoStar Group, Inc.A	8,836	6,279,480
IHS Markit Ltd.	56,177	4,241,363
Verisk Analytics, Inc.	45,348	7,718,230

		18,239,073

Road & Rail - 0.84%
JB Hunt Transport Services, Inc.	28,783	3,463,746

Trading Companies & Distributors - 0.88%
Fastenal Co.	84,279	3,610,512

Total Industrials		49,648,230

Information Technology - 33.71%

Communications Equipment - 0.54%
Ciena Corp.A	41,503	2,247,803

Electronic Equipment, Instruments & Components - 4.27%
Cognex Corp.	70,123	4,187,746
FLIR Systems, Inc.	70,063	2,842,456
IPG Photonics Corp.A	25,141	4,032,365
Keysight Technologies, Inc.A	38,008	3,830,446
National Instruments Corp.	69,768	2,700,719

		17,593,732

IT Services - 7.09%
Fiserv, Inc.A	41,836	4,084,030
Global Payments, Inc.	37,794	6,410,618
Shopify, Inc., Class AA	11,090	10,526,628
Square, Inc., Class AA	30,238	3,173,176
WEX, Inc.A	22,883	3,775,924
Wix.com Ltd.A	4,923	1,261,371

		29,231,747

Semiconductors & Semiconductor Equipment - 3.27%
Microchip Technology, Inc.B	60,865	6,409,693
NXP Semiconductors N.V.	17,108	1,950,997
Xilinx, Inc.	52,139	5,129,956

		13,490,646

See accompanying notes

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.49% (continued)

Information Technology - 33.71% (continued)

Software - 18.54%
ANSYS, Inc.A	14,045	$4,097,348
Aspen Technology, Inc.A	34,380	3,562,112
Autodesk, Inc.A	31,804	7,607,199
Cadence Design Systems, Inc.A	92,065	8,834,557
Coupa Software, Inc.A B	6,787	1,880,270
DocuSign, Inc.A	48,684	8,383,872
Dropbox, Inc., Class AA	137,927	3,002,671
Envestnet, Inc.A	60,588	4,455,641
Fortinet, Inc.A	34,171	4,690,653
Guidewire Software, Inc.A	12,502	1,385,847
Palo Alto Networks, Inc.A	17,285	3,969,846
Proofpoint, Inc.A	32,120	3,569,174
PTC, Inc.A	44,399	3,453,798
RingCentral, Inc., Class AA	22,872	6,518,749
Splunk, Inc.A	32,886	6,534,448
Tyler Technologies, Inc.A	13,060	4,530,253

		76,476,438

Total Information Technology		139,040,366

Total Common Stocks (Cost $294,520,054)		402,145,180

SHORT-TERM INVESTMENTS - 2.95% (Cost $12,156,193)

Investment Companies - 2.95%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C D	12,156,193	12,156,193

TOTAL INVESTMENTS - 100.44% (Cost $306,676,247)		414,301,373
LIABILITIES, NET OF OTHER ASSETS - (0.44%)		(1,815,372)

TOTAL NET ASSETS - 100.00%		$412,486,001

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2020 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$402,145,180	$-	$-	$402,145,180
Short-Term Investments	12,156,193	-	-	12,156,193

Total Investments in Securities - Assets	$414,301,373	$-	$-	$414,301,373

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

12

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.85%

Communication Services - 3.13%

Entertainment - 0.98%
Live Nation Entertainment, Inc.A	20,101	$891,078
Take-Two Interactive Software, Inc.A	18,095	2,525,519

		3,416,597

Interactive Media & Services - 1.38%
ANGI Homeservices, Inc., Class AA B	397,608	4,830,937

Wireless Telecommunication Services - 0.77%
Boingo Wireless, Inc.A	202,684	2,699,751

Total Communication Services		10,947,285

Consumer Discretionary - 13.08%

Diversified Consumer Services - 3.00%
Bright Horizons Family Solutions, Inc.A	26,020	3,049,544
Chegg, Inc.A	110,948	7,462,363

		10,511,907

Hotels, Restaurants & Leisure - 2.98%
Papa John’s International, Inc.	57,372	4,555,910
Wingstop, Inc.	42,235	5,869,398

		10,425,308

Leisure Products - 0.64%
YETI Holdings, Inc.A	52,274	2,233,668

Multiline Retail - 1.98%
Ollie’s Bargain Outlet Holdings, Inc.A B	70,897	6,923,092

Specialty Retail - 4.48%
Aaron’s, Inc.	116,601	5,293,685
Floor & Decor Holdings, Inc., Class AA	65,737	3,789,738
Sportsman’s Warehouse Holdings, Inc.A	464,114	6,613,625

		15,697,048

Total Consumer Discretionary		45,791,023

Consumer Staples - 2.24%

Beverages - 0.64%
MGP Ingredients, Inc.	61,532	2,258,532

Food Products - 1.60%
Calavo Growers, Inc.	60,802	3,825,054
Limoneira Co.	122,256	1,771,489

		5,596,543

Total Consumer Staples		7,855,075

Energy - 0.27%

Oil, Gas & Consumable Fuels - 0.27%
Parsley Energy, Inc., Class A	87,526	934,778

Financials - 9.54%

Capital Markets - 1.99%
MarketAxess Holdings, Inc.	10,348	5,183,520
Piper Sandler Cos.	30,331	1,794,382

		6,977,902

See accompanying notes

13

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.85% (continued)

Financials - 9.54% (continued)

Consumer Finance - 5.78%
Encore Capital Group, Inc.A	179,708	$6,142,419
EZCORP, Inc., Class AA B	548,004	3,452,425
FirstCash, Inc.	71,295	4,810,987
PRA Group, Inc.A	150,121	5,803,678

		20,209,509

Insurance - 1.77%
eHealth, Inc.A	11,129	1,093,313
Palomar Holdings, Inc.A	59,571	5,108,809

		6,202,122

Total Financials		33,389,533

Health Care - 22.96%

Biotechnology - 2.48%
Exelixis, Inc.A	96,230	2,284,500
Halozyme Therapeutics, Inc.A	35,417	949,530
Ligand Pharmaceuticals, Inc.A B	48,860	5,464,991

		8,699,021

Health Care Equipment & Supplies - 6.06%
Insulet Corp.A	22,355	4,342,682
Neogen Corp.A	42,365	3,287,524
NuVasive, Inc.A	46,860	2,608,228
Penumbra, Inc.A	25,586	4,575,289
Quidel Corp.A	7,824	1,750,542
Tandem Diabetes Care, Inc.A	47,094	4,658,538

		21,222,803

Health Care Providers & Services - 2.73%
Acadia Healthcare Co., Inc.A	111,232	2,794,148
BioTelemetry, Inc.A	68,434	3,092,532
HealthEquity, Inc.A	62,385	3,660,128

		9,546,808

Health Care Technology - 3.62%
HealthStream, Inc.A	80,161	1,773,963
HMS Holdings Corp.A	129,513	4,194,926
Omnicell, Inc.A	65,279	4,610,003
Teladoc Health, Inc.A B	10,923	2,084,545

		12,663,437

Life Sciences Tools & Services - 6.58%
Bio-Techne Corp.	18,653	4,925,698
ICON PLCA	42,117	7,095,030
PRA Health Sciences, Inc.A	38,809	3,775,727
Repligen Corp.A	58,511	7,232,545

		23,029,000

Pharmaceuticals - 1.49%
Pacira BioSciences, Inc.A	73,440	3,853,397
Supernus Pharmaceuticals, Inc.A	57,492	1,365,435

		5,218,832

Total Health Care		80,379,901

See accompanying notes

14

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.85% (continued)

Industrials - 16.42%

Aerospace & Defense - 6.75%
AeroVironment, Inc.A	70,058	$5,578,718
Axon Enterprise, Inc.A	59,171	5,806,450
HEICO Corp., Class A	35,486	2,882,883
Kratos Defense & Security Solutions, Inc.A	318,599	4,979,702
Mercury Systems, Inc.A	55,719	4,382,857

		23,630,610

Air Freight & Logistics - 1.46%
Echo Global Logistics, Inc.A	116,262	2,513,585
Hub Group, Inc., Class AA	54,392	2,603,201

		5,116,786

Building Products - 1.64%
AZEK Co., Inc.A	28,709	914,669
Trex Co., Inc.A	36,979	4,809,858

		5,724,527

Machinery - 4.63%
Kornit Digital Ltd.A B	131,539	7,021,552
Lindsay Corp.	20,099	1,853,329
Proto Labs, Inc.A	38,565	4,337,405
RBC Bearings, Inc.A	22,405	3,003,166

		16,215,452

Professional Services - 0.26%
CoStar Group, Inc.A	1,269	901,840

Trading Companies & Distributors - 1.68%
SiteOne Landscape Supply, Inc.A	51,575	5,878,003

Total Industrials		57,467,218

Information Technology - 30.32%

Electronic Equipment, Instruments & Components - 3.42%
Cognex Corp.	48,574	2,900,839
FLIR Systems, Inc.	65,886	2,672,995
National Instruments Corp.	51,985	2,012,339
nLight, Inc.A	197,403	4,394,191

		11,980,364

IT Services - 1.34%
MAXIMUS, Inc.	28,536	2,010,361
WEX, Inc.A	16,176	2,669,202

		4,679,563

Semiconductors & Semiconductor Equipment - 4.68%
Inphi Corp.A	41,621	4,890,467
Power Integrations, Inc.	29,585	3,494,876
Semtech Corp.A	90,781	4,740,584
Silicon Laboratories, Inc.A	32,670	3,275,821

		16,401,748

Software - 20.88%
8x8, Inc.A	131,359	2,101,744
Aspen Technology, Inc.A	26,954	2,792,704
CyberArk Software Ltd.A	25,354	2,516,892
Envestnet, Inc.A	78,477	5,771,199

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.85% (continued)

Information Technology - 30.32% (continued)

Software - 20.88% (continued)
FireEye, Inc.A	187,731	$2,285,625
Five9, Inc.A	79,773	8,828,478
Globant S.A.A	43,882	6,575,718
Guidewire Software, Inc.A	16,997	1,884,117
Manhattan Associates, Inc.A	67,544	6,362,645
Mimecast Ltd.A	49,926	2,079,917
Proofpoint, Inc.A	43,310	4,812,607
PROS Holdings, Inc.A	104,810	4,656,708
Q2 Holdings, Inc.A B	44,677	3,832,840
Qualys, Inc.A	37,358	3,885,979
Rapid7, Inc.A	52,447	2,675,846
SPS Commerce, Inc.A	59,427	4,464,156
Tyler Technologies, Inc.A	12,255	4,251,014
Varonis Systems, Inc.A B	37,243	3,295,261

		73,073,450

Total Information Technology		106,135,125

Materials - 0.89%

Chemicals - 0.89%
Balchem Corp.	32,631	3,095,377

Total Common Stocks (Cost $191,166,699)		345,995,315

SHORT-TERM INVESTMENTS - 1.19% (Cost $4,158,644)

Investment Companies - 1.19%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C D	4,158,644	4,158,644

SECURITIES LENDING COLLATERAL - 1.23% (Cost $4,313,213)

Investment Companies - 1.23%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.07%C D	4,313,213	4,313,213

TOTAL INVESTMENTS - 101.27% (Cost $199,638,556)		354,467,172
LIABILITIES, NET OF OTHER ASSETS - (1.27%)		(4,433,321)

TOTAL NET ASSETS - 100.00%		$350,033,851

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2020 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2020, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$345,995,315	$-	$-	$345,995,315
Short-Term Investments	4,158,644	-	-	4,158,644
Securities Lending Collateral	4,313,213	-	-	4,313,213

Total Investments in Securities – Assets	$354,467,172	$-	$-	$354,467,172

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2020, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2020 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$402,145,180	$345,995,315
Investments in affiliated securities, at fair value‡	12,156,193	8,471,857
Dividends and interest receivable	41,373	7,727
Receivable for investments sold	-	245,038
Receivable for fund shares sold	354,846	267,636
Receivable for expense reimbursement (Note 2)	-	20,105
Prepaid expenses	93,303	56,190

Total assets	414,790,895	355,063,868

Liabilities:
Payable for investments purchased	1,726,146	30,767
Payable for fund shares redeemed	257,964	328,913
Payable for expense reimbursement (Note 2)	3,106	-
Management and sub-advisory fees payable (Note 2)	260,459	261,624
Service fees payable (Note 2)	10,429	22,252
Transfer agent fees payable (Note 2)	21,938	26,461
Payable upon return of securities loaned (Note 8)§	-	4,313,213
Custody and fund accounting fees payable	7,872	12,873
Professional fees payable	14,988	16,258
Trustee fees payable (Note 2)	-	352
Payable for prospectus and shareholder reports	-	14,688
Other liabilities	1,992	2,616

Total liabilities	2,304,894	5,030,017

Net assets	$412,486,001	$350,033,851

Analysis of net assets:
Paid-in-capital	$310,003,599	$165,164,224
Total distributable earnings (deficits)A	102,482,402	184,869,627

Net assets	$412,486,001	$350,033,851

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	11,046,972	13,639,809

Y Class	1,444,590	3,044,355

Investor Class	542,273	4,147,537

A Class	254,458	352,114

C Class	105,984	49,034

R6 Class	601,503	542,819

Net assets:
R5 ClassB	$329,688,328	$224,926,973

Y Class	$42,755,411	$49,678,811

Investor Class	$13,412,937	$60,755,642

A Class	$6,258,927	$5,079,872

C Class	$2,409,658	$634,904

R6 Class	$17,960,740	$8,957,649

Net asset value, offering and redemption price per share:
R5 ClassB	$29.84	$16.49

Y Class	$29.60	$16.32

Investor Class	$24.73	$14.65

A Class	$24.60	$14.43

A Class (offering price)	$26.10	$15.31

C Class	$22.74	$12.95

R6 Class	$29.86	$16.50

† Cost of investments in unaffiliated securities	$294,520,054	$191,166,699
‡ Cost of investments in affiliated securities	$12,156,193	$8,471,857
§ Fair value of securities on loan	$11,498,924	$23,770,877

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Formerly known as Institutional Class.

See accompanying notes

17

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2020 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$609,271	$257,374
Dividend income from affiliated securities (Note 2)	25,656	4,623
Income derived from securities lending (Note 8)	13,338	47,949

Total investment income	648,265	309,946

Expenses:
Management and sub-advisory fees (Note 2)	1,329,845	1,544,241
Transfer agent fees:
R5 Class (Note 2)A	17,464	30,556
Y Class (Note 2)	16,471	25,918
Investor Class	1,076	1,895
A Class	147	160
C Class	123	41
R6 Class	337	673
Custody and fund accounting fees	29,094	31,842
Professional fees	22,003	25,474
Registration fees and expenses	43,352	49,665
Service fees (Note 2):
Investor Class	22,374	108,359
A Class	2,019	1,521
C Class	668	324
Distribution fees (Note 2):
A Class	7,253	5,724
C Class	13,021	3,038
Prospectus and shareholder report expenses	10,895	16,375
Trustee fees (Note 2)	10,839	16,029
Loan fees (Note 9)	-	7
Other expenses	34,826	15,597

Total expenses	1,561,807	1,877,439

Net fees waived and expenses (reimbursed) (Note 2)	(25,745)	(120,501)

Net expenses	1,536,062	1,756,938

Net investment (loss)	(887,797)	(1,446,992)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(3,340,985)	27,379,350
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	39,789,706	(5,001,011)

Net gain from investments	36,448,721	22,378,339

Net increase in net assets resulting from operations	$35,560,924	$20,931,347

† Foreign taxes	$2,968	$1,005

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Six Months Ended June 30, 2020	Year Ended December 31, 2019	Six Months Ended June 30, 2020	Year Ended December 31, 2019
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(887,797)	$(1,246,316)	$(1,446,992)	$(3,632,849)
Net realized gain (loss) from investments in unaffiliated securities	(3,340,985)	1,513,288	27,379,350	36,639,071
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	39,789,706	50,142,892	(5,001,011)	48,881,662

Net increase in net assets resulting from operations	35,560,924	50,409,864	20,931,347	81,887,884

Distributions to shareholders:
Total retained earnings:
R5 ClassA	-	(8,147,853)	-	(24,776,590)
Y Class	-	(894,750)	-	(5,801,234)
Investor Class	-	(514,984)	-	(6,756,362)
A Class	-	(226,381)	-	(558,550)
C Class	-	(120,145)	-	(99,376)
R6 ClassB C	-	(493,965)	-	(779,978)

Net distributions to shareholders	-	(10,398,078)	-	(38,772,090)

Capital share transactions (Note 10):
Proceeds from sales of shares	100,112,098	268,908,107	44,222,944	140,286,646
Reinvestment of dividends and distributions	-	7,671,334	-	35,453,806
Cost of shares redeemed	(73,442,313)	(80,331,201)	(96,636,345)	(189,913,453)

Net increase (decrease) in net assets from capital share transactions	26,669,785	196,248,240	(52,413,401)	(14,173,001)

Net increase (decrease) in net assets	62,230,709	236,260,026	(31,482,054)	28,942,793

Net assets:
Beginning of period	350,255,292	113,995,266	381,515,905	352,573,112

End of period	$412,486,001	$350,255,292	$350,033,851	$381,515,905

A Formerly known as Institutional Class.
B Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).
C Class launched on April 30, 2019 and commenced operations on May 1, 2019 in the Stephens Small Cap Growth Fund (Note 1).

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2020, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2020, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Effective February 28, 2020, the name of the Institutional Class changed to R5 Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth

All assets	0.45%

Stephens Small Cap Growth

First $200 million	0.60%
Over $200 million	0.55%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2020 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$582,640
Sub-Advisor Fees	0.45%	747,205

Total	0.80%	$1,329,845

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$584,451

Sub-Advisor Fees	0.60%	959,790

Total	0.96%	$1,544,241

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2020, the Manager received securities lending fees of $1,269 and $5,325 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$29,145
Stephens Small Cap Growth	51,041

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

As of June 30, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$20,709
Stephens Small Cap Growth	22,672

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund as shown below:

Affiliated Security	Type of Transaction	Fund	June 30, 2020 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Stephens Mid-Cap Growth	$12,156,193	$-	$-	$25,656	$12,156,193
U.S. Government Money Market Select Fund	Direct	Stephens Small Cap Growth	4,158,644	-	-	4,623	4,158,644
U.S. Government Money Market Select Fund	Securities Lending	Stephens Small Cap Growth	4,313,213	-	-	-	4,313,213

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2020, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$4,477	$124	$4,601
Stephens Small Cap Growth	943	1,714	2,657

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2020, the Stephens Mid-Cap Growth Fund borrowed on average $10,134,163 for 2 days at an average interest rate of 2.17% with interest charges of $1,205 and the Stephens Small Cap Growth Fund borrowed on average $1,563,691 for 25 days at an average interest rate of 1.62% with interest charges of $1,939. These amounts are recorded as “Other expenses” in the Statements of Operations.

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 6/30/2020	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	R5*	0.89%	0.89%	$18,908	$(16,662)	2023
Stephens Mid-Cap Growth	Y	0.99%	0.95%	2,664	(1,227)	2023
Stephens Mid-Cap Growth	Investor	1.25%	1.22%	698	(1,098)	2023
Stephens Mid-Cap Growth	A	1.29%	1.21%	25	(1,749)	2023
Stephens Mid-Cap Growth	C	2.04%	1.94%	14	(14)	2023
Stephens Mid-Cap Growth	R6	0.84%	0.84%	3,449	-	2023
Stephens Small Cap Growth	R5*	0.99%	0.99%	66,224	-	2023
Stephens Small Cap Growth	Y	1.06%	1.05%	17,543	-	2023
Stephens Small Cap Growth	Investor	1.31%	1.30%	31,419	-	2023
Stephens Small Cap Growth	A	1.28%	1.28%	1,537	-	2023
Stephens Small Cap Growth	C	2.06%	2,06%	255	-	2023
Stephens Small Cap Growth	R6	0.95%	0.95%	3,523	-	2023

*Formerly Institutional Class

Of these amounts, $3,106 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at June 30, 2020 for the Stephens Mid-Cap Growth Fund and $20,105 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2020 for the Stephens Small Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$5,247	$23,607	$7,510	2020
Stephens Mid-Cap Growth	10,349	93,853	-	2021
Stephens Mid-Cap Growth	1,363	152,116	-	2022
Stephens Small Cap Growth	81,187	18,786	-	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2020, CDSC fees of $980 and $566 were collected for the Class A Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2020, there were no CDSC fees collected for the Class A Shares of the Funds.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2020, there were no CDSC fees collected for the Class C Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

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Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary

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receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a

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different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom’s departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests

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to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Offsetting Assets and Liabilities

The Fund is parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions

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governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2020.

Stephens Small Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,313,213	$-	$-	$-	$4,313,213

Total Borrowings	$4,313,213	$-	$-	$-	$4,313,213

Gross amount of recognized liabilities for securities lending transactions					$4,313,213

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2020, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$307,539,679	$112,961,793	$(6,200,099)	$106,761,694
Stephens Small Cap Growth	202,422,691	160,314,361	(8,269,880)	152,044,481

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2019, the Funds did not have any capital loss carryforwards.

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7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$71,353,728	$47,277,090
Stephens Small Cap Growth	30,436,200	88,294,174

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2020 are as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	June 30, 2020 Shares/Fair Value
Stephens Mid-Cap Growth	Direct	$8,224,439	$67,240,119	$63,308,365	$12,156,193
Stephens Mid-Cap Growth	Securities Lending	1,361,768	200,413	1,562,181	-
Stephens Small Cap Growth	Direct	735,867	37,693,857	34,271,080	4,158,644
Stephens Small Cap Growth	Securities Lending	6,159,911	9,959,460	11,806,158	4,313,213

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments

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will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$11,498,924	$-	$11,543,581	$11,543,581
Stephens Small Cap Growth	23,770,877	4,313,213	19,585,903	23,899,116

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 14, 2019 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. Effective August 6, 2020, the Committed Line was reduced from $250 million to $150 million. The Committed Line expires November 12, 2020, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 12, 2020 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2020, the Stephens Small Cap Growth Fund borrowed $117,137 from the Committed Line for 1 day with interest charges of $7 in order to facilitate portfolio liquidity. The amount is recorded as “Loan fees” in the Statements of Operations. At June 30, 2020, Stephens Small Cap Growth Fund did not have an outstanding balance with either facility.

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10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,126,021	$83,137,941	8,675,357	$225,809,554
Reinvestment of dividends	-	-	202,603	5,527,012
Shares redeemed	(2,318,360)	(60,463,204)	(2,152,234)	(56,451,107)

Net increase in shares outstanding	807,661	$22,674,737	6,725,726	$174,885,459

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	515,788	$13,782,996	790,607	$20,551,345
Reinvestment of dividends	-	-	32,440	877,828
Shares redeemed	(204,412)	(5,217,016)	(175,915)	(4,550,758)

Net increase in shares outstanding	311,376	$8,565,980	647,132	$16,878,415

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	47,817	$1,022,402	172,721	$3,681,388
Reinvestment of dividends	-	-	19,375	438,838
Shares redeemed	(161,802)	(3,289,100)	(341,010)	(7,338,963)

Net (decrease) in shares outstanding	(113,985)	$(2,266,698)	(148,914)	$(3,218,737)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	12,169	$256,725	31,021	$658,147
Reinvestment of dividends	-	-	9,533	214,761
Shares redeemed	(46,017)	(916,420)	(446,487)	(9,791,483)

Net (decrease) in shares outstanding	(33,848)	$(659,695)	(405,933)	$(8,918,575)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	13,613	$265,017	37,065	$739,652
Reinvestment of dividends	-	-	5,693	118,930
Shares redeemed	(61,105)	(1,280,955)	(34,804)	(707,333)

Net increase (decrease) in shares outstanding	(47,492)	$(1,015,938)	7,954	$151,249

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	61,682	$1,647,017	661,501	$17,468,021
Reinvestment of dividends	-	-	18,107	493,965
Shares redeemed	(88,442)	(2,275,618)	(56,055)	(1,491,557)

Net increase (decrease) in shares outstanding	(26,760)	$(628,601)	623,553	$16,470,429

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	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,318,295	$30,918,033	5,384,052	$86,839,870
Reinvestment of dividends	-	-	1,388,810	21,540,446
Shares redeemed	(4,552,589)	(64,722,427)	(8,744,493)	(143,573,984)

Net (decrease) in shares outstanding	(2,234,294)	$(33,804,394)	(1,971,631)	$(35,193,668)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	624,557	$8,467,089	1,273,740	$20,210,164
Reinvestment of dividends	-	-	376,731	5,782,821
Shares redeemed	(1,482,969)	(20,458,110)	(1,174,453)	(19,042,416)

Net increase (decrease) in shares outstanding	(858,412)	$(11,991,021)	476,018	$6,950,569

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	355,654	$4,515,277	1,698,303	$24,963,869
Reinvestment of dividends	-	-	486,439	6,712,856
Shares redeemed	(865,255)	(10,977,064)	(1,719,250)	(25,032,031)

Net increase (decrease) in shares outstanding	(509,601)	$(6,461,787)	465,492	$6,644,694

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	7,858	$98,537	6,838	$100,116
Reinvestment of dividends	-	-	41,028	557,564
Shares redeemed	(18,960)	(253,044)	(114,496)	(1,637,069)

Net (decrease) in shares outstanding	(11,102)	$(154,507)	(66,630)	$(979,389)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,179	$13,584	4,620	$61,033
Reinvestment of dividends	-	-	7,326	89,667
Shares redeemed	(18,686)	(215,578)	(40,521)	(536,232)

Net (decrease) in shares outstanding	(17,507)	$(201,994)	(28,575)	$(385,532)

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019B
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	15,487	$210,424	484,218	$8,111,594
Reinvestment of dividends	-	-	49,675	770,452
Shares redeemed	(647)	(10,122)	(5,914)	(91,721)

Net increase in shares outstanding	14,840	$200,302	527,979	$8,790,325

A Formerly known as Institutional Class.

B Class launched on April 30,2019 and commenced operations on May 1, 2019.

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2020 (Unaudited)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

36

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$27.17		$21.23		$22.45		$18.29	$18.11	$19.24

Income (loss) from investment operations:
Net investment (loss)	(0.04)		(0.12	)B	(0.12	)B	(0.07)	(0.26)	(0.13)
Net gains (losses) on investments (both realized and unrealized)	2.71		6.87		0.57		5.26	1.49	(0.11)

Total income (loss) from investment operations	2.67		6.75		0.45		5.19	1.23	(0.24)

Less distributions:
Distributions from net realized gains	-		(0.81)		(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$29.84		$27.17		$21.23		$22.45	$18.29	$18.11

Total returnC	9.83	%D	31.79%		2.20%		28.38%	6.76%	(1.23)%

Ratios and supplemental data:
Net assets, end of period	$329,688,328		$278,175,115		$74,603,963		$60,933,913	$50,451,447	$76,666,136
Ratios to average net assets:
Expenses, before reimbursements	0.90	%E	0.96%		1.04%		1.07%	1.09%	1.01%
Expenses, net of reimbursementsF	0.89	%E	0.89%		0.94	%G	0.99%	1.00%	0.99%
Net investment (loss), before expense reimbursements	(0.51	)%E	(0.52)%		(0.60)%		(0.36)%	(0.60)%	(0.54)%
Net investment (loss), net of reimbursements	(0.50	)%E	(0.45)%		(0.50)%		(0.28)%	(0.51)%	(0.53)%
Portfolio turnover rate	14	%D	15%		38%		24%	22%	19%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

37

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$26.95		$21.09		$22.34		$18.22	$18.06	$19.22

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.14	)A	(0.15	)A	0.12	(0.10)	(0.15)
Net gains (losses) on investments (both realized and unrealized)	2.67		6.81		0.57		5.03	1.31	(0.12)

Total income (loss) from investment operations	2.65		6.67		0.42		5.15	1.21	(0.27)

Less distributions:
Distributions from net realized gains	-		(0.81)		(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$29.60		$26.95		$21.09		$22.34	$18.22	$18.06

Total returnB	9.83	%C	31.62%		2.08%		28.27%	6.67%	(1.39)%

Ratios and supplemental data:
Net assets, end of period	$42,755,411		$30,544,300		$10,252,661		$5,639,207	$2,510,649	$2,479,918
Ratios to average net assets:
Expenses, before reimbursements	0.99	%D	1.01%		1.08%		1.11%	1.12%	1.06%
Expenses, net of reimbursementsE	0.97	%D	0.99%		1.03	%F	1.09%	1.12%	1.09%
Net investment (loss), before expense reimbursements	(0.60	)%D	(0.57)%		(0.64)%		(0.42)%	(0.63)%	(0.60)%
Net investment (loss), net of reimbursements	(0.58	)%D	(0.55)%		(0.59)%		(0.40)%	(0.63)%	(0.63)%
Portfolio turnover rate	14	%C	15%		38%		24%	22%	19%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

38

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$22.56		$17.80	$19.15		$15.77	$15.80	$16.97

Income (loss) from investment operations:
Net investment (loss)	(0.55)		(0.55)	(0.12)		(0.21)	(0.27)	(0.32)
Net gains on investments (both realized and unrealized)	2.72		6.12	0.44		4.62	1.29	0.04

Total income (loss) from investment operations	2.17		5.57	0.32		4.41	1.02	(0.28)

Less distributions:
Distributions from net realized gains	-		(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$24.73		$22.56	$17.80		$19.15	$15.77	$15.80

Total returnA	9.62	%B	31.28%	1.91%		27.97%	6.42%	(1.63)%

Ratios and supplemental data:
Net assets, end of period	$13,412,937		$14,802,058	$14,330,547		$14,749,984	$13,078,292	$14,814,940
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.25	%C	1.28%	1.28%		1.29%	1.38%	1.32%
Expenses, net of reimbursements or recoupmentsD	1.24	%C	1.25%	1.25	%E	1.29%	1.38%	1.35%
Net investment (loss), before expense reimbursements or recoupments	(0.86	)%C	(0.84)%	(0.86)%		(0.58)%	(0.89)%	(0.85)%
Net investment (loss), net of reimbursements or recoupments	(0.85	)%C	(0.81)%	(0.83)%		(0.58)%	(0.89)%	(0.89)%
Portfolio turnover rate	14	%B	15%	38%		24%	22%	19%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

39

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$22.43		$17.71	$19.08		$15.72	$15.77	$16.94

Income (loss) from investment operations:
Net investment (loss)	(0.52)		(1.94)	(0.24)		(0.28)	(0.14)	(0.20)
Net gains (losses) on investments (both realized and unrealized)	2.69		7.47	0.54		4.67	1.14	(0.08)

Total income (loss) from investment operations	2.17		5.53	0.30		4.39	1.00	(0.28)

Less distributions:
Distributions from net realized gains	-		(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$24.60		$22.43	$17.71		$19.08	$15.72	$15.77

Total returnA	9.67	%B	31.22%	1.81%		27.93%	6.30%	(1.63)%

Ratios and supplemental data:
Net assets, end of period	$6,258,927		$6,467,469	$12,293,695		$13,854,727	$13,886,296	$13,907,563
Ratios to average net assets:
Expenses, before reimbursements or recoupements	1.26	%C	1.27%	1.33%		1.39%	1.42%	1.36%
Expenses, net of reimbursements or recoupementsD	1.26	%C	1.29%	1.31	%E	1.39%	1.41%	1.39%
Net investment (loss), before expense reimbursements or recoupements	(0.87	)%C	(0.84)%	(0.91)%		(0.67)%	(0.92)%	(0.90)%
Net investment (loss), net of reimbursements or recoupements	(0.87	)%C	(0.86)%	(0.89)%		(0.67)%	(0.92)%	(0.93)%
Portfolio turnover rate	14	%B	15%	38%		24%	22%	19%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019	2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$20.81		$16.59	$18.11		$15.08	$15.28	$16.57

Income (loss) from investment operations:
Net investment (loss)	(0.82)		(0.25)	(0.33	)A	(0.11)	(0.60)	(0.17)
Net gains (losses) on investments (both realized and unrealized)	2.75		5.28	0.48		4.17	1.45	(0.23)

Total income (loss) from investment operations	1.93		5.03	0.15		4.06	0.85	(0.40)

Less distributions:
Distributions from net realized gains	-		(0.81)	(1.67)		(1.03)	(1.05)	(0.89)

Net asset value, end of period	$22.74		$20.81	$16.59		$18.11	$15.08	$15.28

Total returnB	9.27	%C	30.31%	1.07%		26.93%	5.52%	(2.39)%

Ratios and supplemental data:
Net assets, end of period	$2,409,658		$3,193,238	$2,414,400		$1,862,472	$1,389,526	$2,123,334
Ratios to average net assets:
Expenses, before reimbursements	1.94	%D	2.00%	2.07%		2.11%	2.19%	2.11%
Expenses, net of reimbursementsE	1.94	%D	2.01%	2.06	%F	2.11%	2.18%	2.14%
Net investment (loss), before expense reimbursements	(1.55	)%D	(1.56)%	(1.64)%		(1.40)%	(1.70)%	(1.65)%
Net investment (loss), net of reimbursements	(1.55	)%D	(1.57)%	(1.63)%		(1.39)%	(1.69)%	(1.68)%
Portfolio turnover rate	14	%C	15%	38%		24%	22%	19%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2020		Year Ended December 31, 2019	December 31, 2018A to December 31, 2018

	(unaudited)
Net asset value, beginning of period	$27.18		$21.23	$21.23

Income from investment operations:
Net investment income (loss)	(0.06)		(0.05)	-
Net gains on investments (both realized and unrealized)	2.74		6.81	-

Total income from investment operations	2.68		6.76	-

Less distributions:
Distributions from net realized gains	-		(0.81)	-

Net asset value, end of period	$29.86		$27.18	$21.23

Total returnB	9.86	%C	31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$17,960,740		$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements	0.88	%D	0.92%	0.00%
Expenses, net of reimbursementsE	0.84	%D	0.84%	0.00%
Net investment income (loss), before expense reimbursements	(0.49	)%D	(0.50)%	0.00%
Net investment income (loss), net of reimbursements	(0.45	)%D	(0.42)%	0.00%
Portfolio turnover rate	14	%C	15%	38	%C

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019 (Note 1).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

42

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017		2016		2015

	(unaudited)
Net asset value, beginning of period	$15.40		$13.83		$19.01		$16.45		$15.08		$16.57

Income (loss) from investment operations:
Net investment income (loss)	(0.25)		(0.26)		(0.33	)B	(0.23)		0.00	C	(0.13)
Net gains (losses) on investments (both realized and unrealized)	1.34		3.44		0.80		3.44		1.51		(0.65)

Total income (loss) from investment operations	1.09		3.18		0.47		3.21		1.51		(0.78)

Less distributions:
Distributions from net realized gains	-		(1.61)		(5.65)		(0.65)		(0.14)		(0.71)
Tax return of capital	-		-		-		0.00	D	-		-

Total distributions	-		(1.61)		(5.65)		(0.65)		(0.14)		(0.71)

Net asset value, end of period	$16.49		$15.40		$13.83		$19.01		$16.45		$15.08

Total returnE	7.08	%F	22.92%		3.26%		19.52%		9.98%		(4.69)%

Ratios and supplemental data:
Net assets, end of period	$224,926,973		$244,394,530		$246,845,478		$433,520,624		$450,286,537		$300,919,215
Ratios to average net assets:
Expenses, before reimbursements	1.05	%G	1.08%		1.09%		1.08%		1.09%		1.08%
Expenses, net of reimbursementsH	0.99	%G	1.08%	I	1.09%		1.08%		1.09%		1.08%
Net investment (loss), before expense reimbursements	(0.87	)%G	(0.83)%		(0.76)%		(0.79)%		(0.78)%		(0.67)%
Net investment (loss), net of reimbursements	(0.81	)%G	(0.83)%		(0.76)%		(0.79)%		(0.78)%		(0.67)%
Portfolio turnover rate	9	%F	20%		16%		22%		40%		25%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
C	Amount represents less than $0.01 per share.
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

43

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017		2016	2015

	(unaudited)
Net asset value, beginning of period	$15.24		$13.72		$18.91		$16.38		$15.02	$16.54

Income (loss) from investment operations:
Net investment (loss)	(0.50)		(0.14	)A	(0.49	)B	(0.28)		(0.52)	(0.14)
Net gains (losses) on investments (both realized and unrealized)	1.58		3.27		0.95		3.46		2.02	(0.67)

Total income (loss) from investment operations	1.08		3.13		0.46		3.18		1.50	(0.81)

Less distributions:
Distributions from net realized gains	-		(1.61)		(5.65)		(0.65)		(0.14)	(0.71)
Tax return of capital	-		-		-		0.00	C	-	-

Total distributions	-		(1.61)		(5.65)		(0.65)		(0.14)	(0.71)

Net asset value, end of period	$16.32		$15.24		$13.72		$18.91		$16.38	$15.02

Total returnD	7.09	%E	22.74%		3.25%		19.42%		9.96%	(4.88)%

Ratios and supplemental data:
Net assets, end of period	$49,678,811		$59,481,096		$46,998,050		$82,072,563		$81,069,652	$142,980,166
Ratios to average net assets:
Expenses, before reimbursements	1.13	%F	1.14%		1.15%		1.14%		1.15%	1.14%
Expenses, net of reimbursementsG	1.06	%F	1.14	%H	1.15%		1.14%		1.15%	1.14%
Net investment (loss), before expense reimbursements	(0.94	)%F	(0.89)%		(0.83)%		(0.85)%		(0.81)%	(0.74)%
Net investment (loss), net of reimbursements	(0.87	)%F	(0.89)%		(0.83)%		(0.85)%		(0.81)%	(0.74)%
Portfolio turnover rate	9	%E	20%		16%		22%		40%	25%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

44

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017		2016	2015

	(unaudited)
Net asset value, beginning of period	$13.70		$12.49		$17.77		$15.45		$14.20	$15.71

Income (loss) from investment operations:
Net investment (loss)	(0.26)		(0.17	)A	(0.21	)A B	(0.37)		(0.41)	(0.82)
Net gains on investments (both realized and unrealized)	1.21		2.99		0.58		3.34		1.80	0.02

Total income (loss) from investment operations	0.95		2.82		0.37		2.97		1.39	(0.80)

Less distributions:
Distributions from net realized gains	-		(1.61)		(5.65)		(0.65)		(0.14)	(0.71)
Tax return of capital	-		-		-		0.00	C	-	-

Total distributions	-		(1.61)		(5.65)		(0.65)		(0.14)	(0.71)

Net asset value, end of period	$14.65		$13.70		$12.49		$17.77		$15.45	$14.20

Total returnD	6.93	%E	22.49%		2.93%		19.23%		9.76%	(5.08)%

Ratios and supplemental data:
Net assets, end of period	$60,755,642		$63,799,443		$52,359,859		$51,839,469		$50,544,287	$55,921,959
Ratios to average net assets:
Expenses, before reimbursements	1.42	%F	1.38%		1.38%		1.29%		1.35%	1.40%
Expenses, net of reimbursementsG	1.31	%F	1.38	%H	1.38%		1.31%		1.35%	1.39%
Net investment (loss), before expense reimbursements	(1.23	)%F	(1.13)%		(1.05)%		(1.01)%		(1.02)%	(1.01)%
Net investment (loss), net of reimbursements	(1.12	)%F	(1.13)%		(1.05)%		(1.03)%		(1.02)%	(1.00)%
Portfolio turnover rate	9	%E	20%		16%		22%		40%	25%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

45

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017		2016		2015

	(unaudited)
Net asset value, beginning of period	$13.49		$12.32		$17.59		$15.32		$14.10		$15.61

Income (loss) from investment operations:
Net investment (loss)	(0.12)		(0.39)		(0.22	)A B	(0.62)		(0.31)		(0.19)
Net gains (losses) on investments (both realized and unrealized)	1.06		3.17		0.60		3.54		1.67		(0.61)

Total income (loss) from investment operations	0.94		2.78		0.38		2.92		1.36		(0.80)

Less distributions:
Dividends from net investment income	-		-		-		-		(0.00	)C	-
Distributions from net realized gains	-		(1.61)		(5.65)		(0.65)		(0.14)		(0.71)
Tax return of capital	-		-		-		0.00	D	-		-

Total distributions	-		(1.61)		(5.65)		(0.65)		(0.14)		(0.71)

Net asset value, end of period	$14.43		$13.49		$12.32		$17.59		$15.32		$14.10

Total returnE	6.97	%F	22.48%		3.03%		19.06%		9.61%		(5.11)%

Ratios and supplemental data:
Net assets, end of period	$5,079,872		$4,899,301		$5,293,719		$5,553,261		$7,029,682		$8,197,136
Ratios to average net assets:
Expenses, before reimbursements	1.35	%G	1.37%		1.38%		1.40%		1.46%		1.44%
Expenses, net of reimbursementsH	1.28	%G	1.37	%I	1.38%		1.40%		1.46%		1.48%
Net investment (loss), before expense reimbursements	(1.16	)%G	(1.12)%		(1.09)%		(1.11)%		(1.14)%		(1.03)%
Net investment (loss), net of reimbursements	(1.09	)%G	(1.12)%		(1.09)%		(1.11)%		(1.14)%		(1.08)%
Portfolio turnover rate	9	%F	20%		16%		22%		40%		25%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2020		Year Ended December 31,
			2019		2018		2017	2016		2015

	(unaudited)
Net asset value, beginning of period	$12.15		$11.31		$16.74		$14.71	$13.65		$15.26

Income (loss) from investment operations:
Net investment (loss)	(1.29)		(1.19)		(0.35	)A B	(1.25)	(1.08)		(0.31)
Net gains (losses) on investments (both realized and unrealized)	2.09		3.64		0.57		3.93	2.28		(0.59)

Total income (loss) from investment operations	0.80		2.45		0.22		2.68	1.20		(0.90)

Less distributions:
Distributions from net realized gains	-		(1.61)		(5.65)		(0.65)	(0.14)		(0.71)
Tax return of capital	-		-		-		-	0.00	C	-

Total distributions	-		(1.61)		(5.65)		(0.65)	(0.14)		(0.71)

Net asset value, end of period	$12.95		$12.15		$11.31		$16.74	$14.71		$13.65

Total returnD	6.58	%E	21.56%		2.19%		18.22%	8.76%		(5.89)%

Ratios and supplemental data:
Net assets, end of period	$634,904		$808,661		$1,076,006		$977,321	$1,280,971		$2,348,424
Ratios to average net assets:
Expenses, before reimbursements	2.14	%F	2.17%		2.15%		2.14%	2.23%		2.19%
Expenses, net of reimbursementsG	2.06	%F	2.14	%H	2.15%		2.14%	2.23%		2.26%
Net investment (loss), before expense reimbursements	(1.96	)%F	(1.92)%		(1.84)%		(1.86)%	(1.91)%		(1.79)%
Net investment (loss), net of reimbursements	(1.88	)%F	(1.89)%		(1.84)%		(1.86)%	(1.91)%		(1.85)%
Portfolio turnover rate	9	%E	20%		16%		22%	40%		25%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2020		Year EndedA December 31, 2019

	(unaudited)
Net asset value, beginning of period	$15.40		$16.91

Income from investment operations:
Net investment (loss)	(0.05)		(0.01)
Net gains on investments (both realized and unrealized)	1.15		0.11

Total income from investment operations	1.10		0.10

Less distributions:
Distributions from net realized gains	-		(1.61)

Total distributions	-		(1.61)

Net asset value, end of period	$16.50		$15.40

Total returnB	7.14	%C	0.53	%C

Ratios and supplemental data:
Net assets, end of period	$8,957,649		$8,132,874
Ratios to average net assets:
Expenses, before reimbursements	1.04	%D	1.41	%D
Expenses, net of reimbursementsE	0.95	%D	0.96	%D F
Net investment (loss), before expense reimbursements	(0.85	)%D	(1.18	)%D
Net investment (loss), net of reimbursements	(0.76	)%D	(0.73	)%D
Portfolio turnover rate	9	%C	20	%C

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to contractual expense caps on August 23, 2019.

See accompanying notes

48

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”) via videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Stephens Mid-Cap Growth Fund (“MCG Fund”) and the American Beacon Stephens Small Cap Growth Fund (“SCG Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Stephens Investment Management Group, LLC (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the R5 Class. The Board also considered that the use of R5 Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

49

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the subadvisor of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Funds by the subadvisor; the financial stability of the subadvisor; and the subadvisor’s representations regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A summary of the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the SCG Fund, and earning a profit before the payment of distribution-related and sustaining a loss after the payment of distribution-related expenses by the Manager for the MCG Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the

50

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for each Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that each Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the SCG Fund, the Manager has negotiated breakpoints in the subadvisory fee rate. The Board also considered that, with respect to each Fund, the subadvisor had represented that it believes that the subadvisory fee rates reflect economies of scale for the benefit of the Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered the Manager’s representation that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

51

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made for each Fund’s R5 Class shares in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Agreements for the MCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the MCG Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the MCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the MCG Fund.

52

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2020 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Agreements with the subadvisor for the SCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge Fund Performance Analysis (five-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) that the SCG Fund’s expenses are above the median of its Broadridge expense universe and above the median of its Broadridge expense group; (2) that the SCG Fund’s investment advisory fee rate and contractual expense limitation were reduced, effective September 1, 2019; (3) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; (4) that the SCG Fund employs a limited-capacity strategy, as the subadvisor focuses on profitable, high quality small-capitalization growth companies; and (5) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SCG Fund.

53

Disclosure Regarding Liquidity Risk Management Program

June 30, 2020 (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Each Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. The Program was effective on December 1, 2018 and was approved by each Fund’s Board of Trustees (the “Board”) on March 6, 2019, in accordance with applicable Securities and Exchange Commission (“SEC”) guidance.

Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•	Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Board and the SEC;

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Board has approved the designation of the Manager’s Liquidity Committee as the Program administrator with responsibility for administering the Program. Since the implementation of the Program, the Liquidity Committee has provided written reports to the Board on a quarterly basis regarding each Fund’s liquidity risk. In addition, at the Board’s March 3-4, 2020 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from the Program’s inception on December 1, 2018 through December 31, 2019 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage each Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	Each Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

Administration of the Program by the Liquidity Committee continues to be appropriate.

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Delivery of Documents

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www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/20

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSRS. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSRS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.	By /s/ Melinda G. Heika

Gene L. Needles, Jr.	Melinda G. Heika
President	Treasurer
American Beacon Funds	American Beacon Funds
Date: September 8, 2020	Date: September 8, 2020